Exhibit 10.3

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) is made as of this 17th day of December, 1997 by and between (i) COMSTOCK HOLDING COMPANY, INC. (individually, “Borrower”), a Virginia corporation and COMSTOCK L’AMBIANCE, L.C., a Virginia limited liability company (individually, “Comstock L’Ambiance”) (collectively, Borrower and Comstock L’Ambiance, as their interests may appear, shall be referred to herein as “Comstock”), and NATIONSBANK, N.A., a national banking association (the “Lender”).

R E C I T A L S:

WHEREAS, the Lender has agreed to make that certain acquisition and revolving construction loan to the Borrower in the amount of $2,000,000.00, or so much thereof as shall be advanced and/or readvanced (collectively, the “Loan”), in order to finance Comstock’s acquisition of developed residential building lots and/or construction of single family residences and/or townhomes thereon; and

WHEREAS, Comstock L’Ambiance, Christopher Clemente and Gregory Benson have executed and delivered to Lender their Guaranty dated of even date herewith (as defined herein); and

WHEREAS, Lender and Comstock have agreed to execute this Agreement for the purpose of describing together with the other Loan Documents (as herein defined) some of the terms and conditions relating to the disbursement of Loan proceeds, and to otherwise set forth together with the other Loan Documents (as herein defined) some of the obligations of Comstock and the Lender.

W I T N E S S E T H:

For and in consideration of these presents, and in further consideration of the mutual covenants and agreements herein set forth, and in consideration of the sum of Ten and no/100 Dollars ($10.00) lawful money of the United States of America by each of the parties to the other paid, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

ARTICLE I — DEFINITIONS

1.1                               Definitions. Comstock and the Lender agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

(a)                                  Appraised Value - (i) with respect to a Unit (hereinafter defined), the then current market value determined pursuant to the most recent appraisal for a base Unit type, together with the appraised value estimates for significant options which increase the value of the Unit, and (ii) with respect to a Lot (hereinafter defined), the then current market value determined pursuant to the most recent appraisal for the Project (hereinafter defined) where the Lot is located.  All such appraisals shall be ordered by the Lender, prepared at Comstock’s expense by a certified appraiser acceptable to the Lender and otherwise satisfactory to the Lender in all respects and such appraisals may be reviewed and adjusted by the Lender from time to time, taking into account the Lots/Units, as applicable, settled prior thereto. The Lender may order, if required by the Lender’s internal policies, reappraisals of a base Unit-type, at the Lender’s sole discretion and at Comstock’s expense.  Prior to the initial advance of Loan proceeds in any Project, the Lender shall have received the requisite appraisal(s) required for such Project. Copies of all such appraisals shall be promptly delivered to Comstock, provided that Lender has been reimbursed for the cost thereof.

(b)                                  Base Unit - A Base Unit shall be a house type to be constructed by Comstock without any optional features which would increase its appraised value.

(c)                                  Borrower - The entity hereinabove designated as such.

(d)                                  Contract - A fully executed contract of sale for a Unit that: (i) has been accepted by Comstock which is the owner of the Project where the Unit is located which meets the Lender’s criteria for acceptable contracts; (ii) is not subject to cancellation without forfeiture of all deposits thereunder (except for cause in accordance with applicable law and in the event the purchaser fails to obtain the necessary mortgage loan); (iii) contains no contingencies (including, without limitation, the sale of the purchaser’s home) except ordinary financing contingencies; (iv) is accompanied by a cash deposit or deposits in form, content and amount acceptable to the Lender; and (v) that either (A) provides for a cash sale (i.e., a sale not contingent upon financing) by a purchaser whose creditworthiness is satisfactory to the Lender in all respects, or (B) is accompanied by a pre-qualification letter from a permanent mortgage lender in form, amount and content satisfactory to the Lender in all respects. In lieu of copies of Contracts, the Borrower may elect to submit a “Contract Information Sheet” in form attached hereto as Exhibit “C” for each Unit or Inventory Lot to be financed under the Loan, which shall summarize the Contract terms and the status thereof (e.g. approval of financing, contingencies, etc.).  No more than twice monthly Lender shall verify the accuracy of the information on each Contract Information Sheet through a review of Borrower’s, files.  The Contract Information Sheet shall also serve as a turn-around document for the purpose of notifying the Borrower of the amount of Loan proceeds to be committed by the Lender for the construction of each Unit.  Notwithstanding the foregoing, the Lender shall retain the right to request copies of Contracts at any time during the term of the Loan. At the time any Contract Information Sheet is submitted to the Lender for its approval, Comstock shall specifically identify to the Lender each Contract wherein the purchaser is affiliated with or related to Comstock, any Guarantor (hereinafter defined) or any of their respective employees, shareholders, partners, members or other principals, as applicable.

(e)                                  Deed of Trust - Collectively, that certain Credit Line Deed of Trust and Security Agreement of even date herewith, executed and delivered by Comstock to secure the Loan, and any other deed of trust encumbering any other Project, as any of the same may from time to time be amended, modified, supplemented or spread.

(f)                                    Default - Any of the happenings, events, circumstances or occurrences designated as such in this Agreement.

(g)                                 Environmental Regulations - “Environmental Regulations” as defined in the Deed of Trust.

(h)                                 Future Projects - construction of various single-family houses and/or townhouse Units, other than the L’Ambiance Project (hereinafter defined), as approved by the Lender to be financed with proceeds of the Loan.

(i)                                    Guarantor - Comstock L’Ambiance, Christopher Clemente and Gregory Benson, collectively, and any other party (including, without limitation, a co-guarantor of a Future Project, as approved by the Lender) that executes and delivers a Guaranty, and its or their respective successors, personal representatives and permitted assigns. Upon repayment of the full amount of the Loan advanced and outstanding with respect to a particular Project, written confirmation from the Borrower that no further amounts shall be advanced with respect to such Project, and release of such Project from the lien of the Deed of Trust, the co-guarantor which owns such Project shall no longer be deemed a co-guarantor hereunder and shall be released from all obligations under the Loan Documents, with the exception of the Environmental Indemnification.

(j)                                    Guaranty - That certain (i) Guaranty Agreement of even date herewith executed and delivered by each Guarantor to secure the Loan and all other indebtedness under the Loan Documents (hereinafter defined), and (ii) any and all other guaranty agreements executed for the benefit of the Lender to secure the Loan, as any of the same may from time to time be amended, modified, replaced or supplemented.

(k)                                Hazardous Materials - “Hazardous Materials” as defined in the Deed of Trust.

(l)                                    Improvements - Any and all buildings, structures, improvements, alterations or appurtenances already existing or at any time hereafter constructed or placed upon the Land or any Lot therein, and any replacements thereof, additions thereto and substitutions therefor, including without limitation, all equipment, apparatus, machinery and fixtures of any kind or character forming a part thereof.

(m)                              Indebtedness - All amounts due or to become due to the Lender pursuant to or on account of the Note (hereinafter defined), this Agreement and each of the other Loan Documents, including, without limitation, all principal (whether advanced prior to, upon execution of, or after the date of this Agreement and including any principal that is repaid and readvanced), interest, late charges, loan fees, extension fees, prepayment fees, amounts drawn under any letters of credit, any letter of credit fees and all other payments required to be made by the Borrower pursuant to or on account of the Note, this Agreement and any of the other Loan Documents, and including any and all amounts advanced by the Lender for the account of the Borrower pursuant to the provisions of this Agreement and any of the other Loan Documents, whether or not such amounts are advanced from the proceeds of the Loan.

(n)                                 Inventory Lot - A Lot that is acquired with Loan proceeds but is not part of a Unit and is not subject to a Contract.

(o)                                  Jurisdiction of Choice - The Commonwealth of Virginia, the jurisdiction under whose laws this Agreement shall be governed, unless otherwise provided herein.

(p)                                  Land - All Lots now owned or hereafter acquired by Comstock with Loan proceeds and more particularly described in the Deed of Trust.

(q)                                  Lender - The party hereinabove designated as such, its successors and assigns.

(r)                                  Loan - That certain acquisition and revolving construction loan in the amount of $2,000,000.00, or so much thereof as shall be advanced or readvanced, from the Lender to the Borrower made pursuant to this Agreement, to finance the acquisition of developed Lots and/or the construction of Improvements thereon, as evidenced by the Note and secured by the Deed of Trust and the other Loan Documents. During the term of the Loan, as set forth in the Note, the Borrower may borrow, repay and reborrow amounts under the Loan; provided, however, that the maximum amount available for distribution at any time with respect to a particular Project shall equal (a) the sum of $2,000,000.00 minus (b) the total amount budgeted under the Loan for all Inventory Lots and Units for which funds have been advanced under the Loan and not repaid in full.

(s)                                  Loan Documents - This Agreement, the Note, the Deed of Trust, any Guaranty and any other instrument or documents executed in connection with the Loan, as any of the same may from time to time be amended, modified or supplemented.

(t)                                    Lot - A subdivided parcel of land contained in a Project on which no construction has commenced.

(u)                                 Maturity Date - June 30, 1999.

(v)                                   Note - That certain Revolving Deed of Trust Note of even date herewith in the original principal amount of $2,000,000 00, or so much thereof as shall be advanced and/or readvanced, made by the Borrower, payable to the order of the Lender, as the same may from time to time be amended, modified, replaced or supplemented.

(w)                                Obligations - Any and all of the covenants, warranties, representations, agreements, promises and other obligations (other than the Indebtedness) made or owing by the Borrower, the Guarantors or others to the Lender pursuant to or as otherwise set forth in the Loan Documents.

(x)                                  Plans and Specifications - Any and all plans and specifications and/or engineering drawings prepared for Comstock and approved by the Lender in connection with the construction of Improvements, as the same may from time to time be amended with the prior approval of the Lender. In no event shall Lender’s approval, however, be required for changes which do not affect the market value of the Improvements.

(y)                                  Pre-Sold Unit - A Unit that is the subject of a Contract that has not been canceled.

(z)                                  Progress Inspector - Such person or firm as the Lender may from time to time appoint or designate to inspect the progress of the construction of the Improvements and conformity of construction with the Plans and Specifications, and for such other purposes as may from time to time seem appropriate to the Lender or as may be required by the terms of this Agreement.

(aa)                            Project or Projects - The L’Ambiance Project (hereinafter defined), and the Future Projects.

(bb)                            Property - The property described as such in the Deed of Trust, including, but not limited to, the Land and the Improvements.

(cc)                            Speculative Unit - A Unit (including any model Unit) that is not a Pre-Sold Unit.

(dd)                            Title Company - Any title company approved by the Lender that provides mortgagee title insurance covering the lien of the Deed of Trust in favor of the Lender thereon.

(ee)                            Unit - A Lot and all Improvements thereon and may refer to a Speculative Unit and/or a Pre-Sold Unit.

(ff)                                L’Ambiance Project - construction of up to 19 single-family houses on 19 finished lots in the subdivision known as “L’Ambiance”, located off of Kirby Road and Westmoreland Street in McLean, Fairfax County, Virginia.

ARTICLE II — ADVANCES AND/OR READVANCES OF THE LOAN

2.1                               Advances and/or Readvances of Loan Proceeds.  The Borrower shall make applications for advances and/or readvances of proceeds of the Loan in writing specifying the Lot number and draw number requested; and such applications shall be made not more frequently than twice per month. The Borrower shall make each such application at least five (5) business days before the advance is called for. All Loan advances shall be made either by deposit into an account established by the Borrower with the Lender, or to the Title Company or another closing agent selected by the Borrower and approved by the Lender in its sole discretion.

2.2                               Limitations on Amounts Advanced and/or Readvanced and the Terms Therefor.  Each of the following shall constitute a limitation on the maximum principal amount to be advanced and/or readvanced under the Loan:

(a)                                  With respect to each Pre-Sold Unit, the Lender shall not fund under the Loan an amount in excess of the lesser of (i) eighty percent (80%) of the lesser of (x) the contract price for such Pre-Sold Unit, or (y) the Appraised Value for such Pre-Sold Unit including applicable appraised options, or (ii) one hundred percent (100%) of the total costs for such Pre-Sold Unit including applicable options.  Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, the portion of any Loan advance which pertains to a Lot comprising a Pre-Sold Unit shall not exceed one hundred percent (100%) of the lesser of (i) the price paid for such Lot by Borrower, or (ii) the Appraised Value for such Lot.

(b)                                  With respect to each Speculative Unit, the Lender shall not fund under the Loan an amount in excess of the lesser of (i) eighty (80%) of the Appraised Value for such Speculative Unit including applicable appraised options, or (ii) one hundred percent (100%) of the total costs for such Speculative Unit including applicable options. Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, the portion of any Loan advance which pertains to a Lot comprising a Speculative Unit shall not exceed eighty percent (80%) of the lesser of (i) the price paid for such Lot by Borrower, or (ii) the Appraised Value for such Lot; provided, however, with respect to the L’Ambiance Project, the portion of any Loan advance which pertains to a Lot comprising a Speculative Unit shall not exceed one hundred percent (100%) of the lesser of (i) the price paid for such Lot by Borrower, or (ii) the Appraised Value for such Lot.

(c)                                  With respect to each Inventory Lot, the Lender shall not fund under the Loan an amount in excess of the lesser of (i) seventy-five percent (75%) of the purchase price for such Lot, or (ii) seventy-five percent (75%) of the Appraised Value for such Lot. Notwithstanding anything to the contrary herein, with respect to each Inventory Lot in the L’Ambiance project, the Lender shall not fund under the Loan an amount in excess of One Hundred Thirty-Two Thousand Three Hundred Thirty-Three Dollars ($132,333.00).

(d)                                  If the Borrower shall request an initial advance and/or readvance under the Loan for any Unit during the period that is within ninety (90) days prior to the Maturity Date, the Lender only shall make such advance and/or readvance in its sole and absolute discretion.

(e)                                  The Borrower agrees that Inventory Lots that may be financed with Loan proceeds shall not exceed:  (i) three (3) Units per single-family detached Project and nine (9) Units per townhouse Project. The actual number of Inventory Lots allowed per Project shall be decided by Lender, in its sole discretion, at the time of specific Project approval.  In no event shall the maximum principal amount (i) advanced for Inventory Lots for all Projects financed under the Loan plus (ii) committed for Inventory Lots for all Projects financed under the Loan exceed Three Hundred Thousand Dollars ($300,000.00) (the “Maximum Inventory Amount”);  provided, however, it is acknowledged and agreed that the Maximum Inventory Amount shall be  $400,000.00 until such time as the initial L’Ambiance Project Inventory Lots are converted to Units.

(f)                                    Comstock agrees that Speculative Units (including model Units) that may be financed with Loan proceeds shall not exceed: (i) two (2) single family Units for the L’Ambiance Project, and (ii) four (4) single family Units and ten (10) townhouse Units for any Project; provided, however, that (x) at no time during the term of the loan shall more than fifty percent (50%) of all homes under construction and financed with Loan proceeds be Speculative Units and (y) no new Speculative Units may be started (after the initial approval) until sufficient Contracts exist such that the Project is in compliance with subparagraph (x) above.  Notwithstanding the foregoing, the actual number of Speculative Units allowed per Project shall be decided by Lender, in its sole discretion, at the time of specific Project approval. In no event shall the maximum principal amount (i) advanced for Speculative Units for all Projects financed under the Loan plus (ii) committed for Speculative Units for all Projects financed under the Loan exceed Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00).

Construction of any townhouse building may be commenced without meeting the Pre-Sold requirements, so long as the Speculative Unit Limit set forth hereinabove is not exceeded.

(g)                                 The outstanding principal balance of the Loan (together with all accrued and unpaid interest and all other amounts due under the Loan) attributable to each Unit and/or Inventory Lot shall be due and payable on the earlier of:

(i)                                    with respect to any Inventory Lot, the earlier of (a) the date which is six (6) months after the first advance attributable to such Inventory Lot, unless extended pursuant to a Courtesy Extension (as hereinafter defined), or (b) ninety (90) days after “Project Withdrawal” (hereinafter defined);

(ii)                                with respect to Pre-Sold Units, the earlier of (a) the date of closing pursuant to any sale of any such Pre-Sold Unit to a third party purchaser, or (b) the date which is nine (9) months after the first advance attributable to such Pre-Sold Unit, unless extended pursuant to a Courtesy Extension (as hereinafter defined);

(iii)                            with respect to Speculative Units (excluding model units), the earlier of (a) the date which is twelve (12) months after the first advance attributable to such

Speculative Unit, unless extended pursuant to a Courtesy Extension (as hereinafter defined) or (b) ninety (90) days after Project Withdrawal; and

(iv)                               with respect to any Speculative Units that are considered to be model Units, the date which is the earlier of (a) ninety (90) days after Project Withdrawal, (b) the date of closing pursuant to any sale of such Unit to a third party purchaser, or (c) the Maturity Date.

Notwithstanding anything to the contrary set forth hereinabove (including Courtesy Extensions), at such time and in the event the first advance of Loan proceeds allocated for a Unit repays the principal amount outstanding with respect to an Inventory Lot, then the funds advanced for such Unit shall have a maturity date calculated from the date of the initial advance of Loan proceeds as a Pre-Sold Unit or a Speculative Unit, as applicable.

The term “Project Withdrawal” as used herein shall mean in the event Comstock withdraws its sales efforts at a particular Project by permanently abandoning the sales efforts (no longer marketing from sales trailer or model) and/or notifying the land seller of its intention not to comply with the take-down schedule for lot purchases, as determined by the Lender.

The term “Courtesy Extension” as used herein shall refer to Borrower’s request and Lender’s approval of the extension of any individual maturity date for one three (3) month period, with no additional fee owed by Borrower to Lender; such individual maturity date may be further extended for successive three (3) month periods at Borrower’s request and Lender’s approval, so long as Borrower pays to Lender prior to each three (3) month period a fee in the amount of one eight of one percent (1/8%) of the amount committed under the Loan for such Unit.  Notwithstanding anything further to the contrary set forth hereinabove, the entire outstanding principal of the Loan (together with all accrued and unpaid interest and all other amounts due under the Loan), shall be due and payable in full on the Maturity Date.  In no event may any Courtesy Extension extend beyond the Maturity Date.

2.3                               Draw Schedule.  The Lender shall make advances under the Loan in accordance with a staged draw schedule attached hereto as Exhibit “A” and made a part hereof by reference, which staged draw schedule may show anticipated draws for more than one Unit under the Loan.

2.4                               Conditions Precedent to First Advance (Land Advance).  Unless waived by the Lender, as a condition precedent to the first advance, Comstock must (a) satisfy the conditions required hereby and (b) execute and deliver to, procure for and deposit with, and pay to the Lender, and if appropriate, record in the proper records with all filing and recording fees paid, the documents, certificates, and other items that are noted on Exhibit “B” as applicable, attached hereto and incorporated herein by reference, together with such other documents, instruments, and certificates as Lender may reasonably require from time to time.

2.5                               Conditions Precedent to All Advances.  Unless waived by the Lender, the following conditions must be satisfied prior to each Loan advance and/or readvance (including the first advance and the last advance):

(a)                                  If the advance or readvance is being requested to pay for construction costs:

(i)                                    In the reasonable judgment of the Lender, all work completed at the time of the application for advance has been performed in a good and workmanlike manner and all materials and fixtures to be usually furnished and installed at that stage of construction have been furnished and installed in accordance with the draw schedule.

(ii)           The Lender shall have received satisfactory evidence that the building permit and all other permits and licenses necessary or required in connection with the work for which payment is being requested have been issued and are in full force and effect.

(iii)         If requested by the Lender, the Lender shall have received satisfactory evidence that all work requiring inspection by governmental or regulatory authorities or any rating or inspection organization, bureau, association or office having or claiming jurisdiction has been duly inspected and approved by such authorities and that any work that is subject to a restrictive covenant has been approved by the beneficiaries of such restrictive covenant.

(iv)          If requested by the Lender, the Lender shall have received from all subcontractors and material suppliers acknowledgments of payment and releases of liens and rights to claim liens for work performed or materials delivered through the date of the last preceding advance.

(v)            At Lender’s option, the Lender shall have verified that Borrower has a “wall check” or “foundation” survey of the applicable Lot and that shows that (A) all new construction is within the boundary lines of the Lot and is in compliance with all applicable setback, location and area requirements, and (B) there is no change in condition which could adversely affect such Lot.

(b)                                  If any Improvements being financed with the proceeds of the Loan have been materially damaged by fire or other casualty, the Lender shall have received proceeds of insurance or other funds contributed by Comstock sufficient in the judgment of the Lender to effect a satisfactory restoration of such Improvements prior to the maturity date of the Loan.

(c)                                  Unless the title insurance policy covering the Lot for which an advance is being requested provides for coverage in an amount sufficient to cover the requested advance and for insurance against intervening liens between the date of the policy and the date of the advance, the Lender shall have received a notice of title continuation or an endorsement to the title insurance policy providing for such coverage and showing no change in the status of title or any other exceptions not previously approved by the Lender.

(d)                                  The representations and warranties in this Agreement and in the Deed of Trust and each of the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date.

(e)                                  If the advance or readvance is for construction of a Pre-Sold Unit, the Contract Information Sheet for such Contract has been submitted to Lender, and the Contract for such Pre-Sold Unit remains in full force and effect as outlined on the Contract Information Sheet.

(f)                                    Lender shall have received from Borrower a construction budget, which includes base house and option costs for all active Projects.

(g)                                 All other terms and conditions of the Loan Documents required to be met as of the date of the Loan advance shall have been met to the satisfaction of the Lender.

2.6                               Additional Conditions Precedent to Final Advance.  Unless waived in writing by the Lender, in addition to the requirements of Section 2.5 above pertaining to all advances, the following conditions must be satisfied prior to the final Loan advance:

(a)                                  If the proceeds of the Loan have been used to finance construction of a Unit:

(i)            if the Lender shall have so requested, the Lender shall have received the final “as-built” survey for each Unit;

(ii)           the Lender shall be satisfied that use and occupancy permits or certificates of occupancy will be issued for permanent occupancy of all of the Units; and

(iii)         if the Lender shall have so requested, the Lender and the Title Company shall have been provided with all final waivers of liens or, as to any disputed lien or claim of lien, a bond acceptable to Lender, or sufficient funds to cover any potential liability have been placed in escrow with an escrow agent satisfactory to the Lender.

(b)                                  All other terms and conditions of the Loan Documents required to be met as of the date of the final advance of Loan proceeds shall have been met to the satisfaction of the Lender.

2.7                               Use of Funds. Comstock agrees not to expend any part of the proceeds of the Loan for any purpose except in accordance with this Agreement and the other Loan Documents.  Comstock further covenants and agrees that the proceeds of the Loan shall be used only for acquisition and/or construction of homes as approved by the Lender in connection with Projects, including the soft costs and other general and administrative expenses and overhead expenses of Comstock.

2.8                               Advances to Others for Account of Comstock.  The Lender may make Loan advances hereunder in order to satisfy conditions of the Commitment, the Note or the other Loan Documents.  Any such advance may be made directly to the Title Company or to any contractor, subcontractor or materialman, or to any of them jointly. Any and all such advances shall constitute part of the Indebtedness secured by the Deed of Trust regardless of the disposition of such amounts by the party or parties to whom an advance is made.

2.9                               Additional Funds.  If, at any time, the Lender determines that the unfunded balance of the Loan is insufficient to pay for the cost of completing construction of the Pre-Sold and Speculative Units according to the plans and specifications for such Units then (unless the Lender is otherwise satisfied that such deficiency no longer exists):  (i) until such deficiency is cured by Comstock as set forth in the Loan Documents, the Lender shall not be obligated to make any further advances relating to such unit for which there is a deficiency and/or readvances under the Loan; (ii) Comstock shall deposit funds with the Lender in an amount equal to the deficiency as determined by Lender within fifteen (15) business days after notification from the Lender to Comstock of such deficiency; and (iii) such deficiency shall be deemed a default under the Loan Documents unless adequate funds are deposited with Lender therefor within the fifteen (15) business day period previously described in clause (ii) of this paragraph.  Such funds deposited with Lender shall be advanced to Comstock prior to any further advances and/or readvances of the proceeds of the Loan for the unit where a deficiency is determined to exist. Nothing in this Section 2.9 shall be construed so as to relieve Lender of its obligation to fund all other advances on all other Units/Projects where said deficiency is not applicable unless such deficiency is not cured within the timeframe set forth herein.

2.10                        Future Projects.  Prior to the Lender’s initial advance or readvance of any Loan proceeds for any Future Projects, Comstock and the Lender must have received, reviewed and found satisfactory (a) amendments, modifications or spreaders to the Loan Documents, as applicable, including, without limitation, the addition to the Guaranty of an additional co-guarantor which owns or will own such Future Project, and (b) the items set forth on Exhibit “B” attached hereto, as applicable.

ARTICLE III — REPRESENTATIONS AND WARRANTIES

Comstock hereby represents and warrants to the Lender, as of the date hereof and at all times hereafter, that:

3.1                               Organization, Power, Etc. (a) Borrower is a duly organized, validly existing corporation, in good standing under the laws of the jurisdiction of its organization; (b) Comstock L’Ambiance is duly organized, validly existing limited liability company, in good standing under the laws of the jurisdiction of its organization and shall continue to be so organized until such time as the L’Ambiance portion of the Loan is repaid; (c) each of the entities constituting Comstock has the power and authority to own its properties and to carry on its business as now being conducted; (d) each of the entities constituting Comstock is duly qualified to do business in the jurisdiction where the Property is located and in every jurisdiction in which the nature of its business or its properties makes such qualification necessary; (e) each of the entities constituting Comstock is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it; and (f) each of the entities constituting Comstock has the full power, authority and legal right to execute, deliver and perform the covenants and obligations set forth in this Agreement and the other Loan Documents and to carry out the terms hereof and thereof.

3.2                               Validity of Loan Documents.  The execution, delivery and performance by Comstock of the Note and the other Loan Documents: (a) are within the legal powers of Comstock; (b) have been duly authorized by all requisite partnership and/or membership action, as applicable; (c) have received all necessary governmental approvals; (d) will not violate any provision of law, any order of any court or other agency of government or any articles of organization, membership and/or operating agreement, partnership agreement, indenture, agreement or other instrument to which Comstock is a party or by which it or any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of the Loan Documents; and (e) when executed and delivered by Comstock, will constitute the legal, valid and binding obligations of the Comstock and other obligors named therein, if any, in accordance with their respective terms.

3.3                               Financial Statements.  All financial statements delivered to the Lender are true and correct in all respects, have been prepared in accordance with generally accepted accounting practices consistently applied (other than with respect to individual Guarantors), and fairly present the financial condition of the Comstock and other parties named therein as of the dates thereof.  No material adverse change has occurred in the financial condition reflected therein since the dates thereof and no material additional liabilities have been incurred since the most recent date thereof other than the borrowing contemplated in the Commitment and this Agreement.

3.4                               Other Information.  All other information, reports, papers and data given to the Lender with respect to Comstock or others obligated under the terms of the Loan Documents and the Property are accurate and correct in all material respects and complete insofar as completeness may be necessary to give the Lender a true and accurate knowledge of the subject matter.

3.5                               Utilities and Access.  All utility services and access necessary for the construction of the Improvements and the use thereof for residential purposes are available at the boundaries of each Lot (or provisions for the extension of same to each Lot), including, without limitation, roads, telephone service, water supply, storm and sanitary sewer facilities, and natural gas or electric facilities.

3.6                               Defaults. There is no Default on the part of the Borrower under the Note or any of the other Loan Documents and no event has occurred that may give rise to a Default.

3.7                               Subordinate Financing.

(a)                                  Subordinate financing on any Future Projects shall be subject to the approval of the Lender and such approval shall be made on a project by project basis in the Lender’s sole discretion. The subordination agreement used for any Future Projects shall be upon Lender’s standard form and shall in all respects be acceptable to Lender in its sole discretion.

ARTICLE IV — AFFIRMATIVE COVENANTS

Until the Indebtedness has been paid in full and the Loan has been terminated, Comstock hereby affirmatively covenants and agrees as follows:

4.1                               Financial Statements; Sales and Inventory Reports.

For purposes of this Agreement, the term the “Entities” shall mean the Borrower and Comstock L’Ambiance.

(a)                                  as soon as available, but in no event later than ninety (90) days after the close of each fiscal year of the Entities, and, in the case of the Guarantor not later than ninety (90) days after the end of each calendar year, financial statements of the Entities and the Guarantor (all of which financial statements may include, as requested by the Lender, a balance sheet, income statement, sources and uses of funds for such fiscal and/or calendar year, projected sources and uses of funds for the coming year, detailed listing and description of all contingent liabilities, tax returns, written verification of liquidity and such other supporting schedules and documentation which the Lender may request).  All financial statements shall be internally prepared and shall not be required to be audited by an independent accountant, except for the financial statements of Borrower, which shall be audited; and

(b)                                 if requested by the Lender, within thirty (30) days after the close of the Entities’ respective quarterly business period, an internally prepared balance sheet and income statement of the Entities;

All financial information shall be certified on the Lender’s Financial Statement Certification form by the Entities or by the Guarantor, as applicable, with an original signature and date.

(c)                                  if requested by the Lender, within thirty (30) days after the close of Comstock’s monthly business period, Comstock shall provide to the Lender written status reports indicating, by project (to include each and every project in which Borrower is involved, whether or not such project is financed by the Lender), the number of the Comstock’s lots and units (a) sold and settled, (b) under contract, and (c) remaining to be sold, together with such additional information as the Lender may reasonably require.

The term “financial statements” may include income tax returns, consolidated statements of related companies, interim statements, statements of contingent liabilities, detailed cash flow statements, and supporting schedules and documentation, if requested by the Lender.

4.2                               Construction.  After each advance and/or readvance of proceeds under the Loan, Comstock shall commence to acquire the Land and/or construct the improvements for which each such advance and/or readvance is designated and will prosecute the same in good faith with diligence and continuity in accordance with the Plans and Specifications.

4.3                               Approval and Permits.  No work associated with the construction of any of the improvements shall be commenced by Comstock unless and until the Plans and Specifications for such improvements have been approved by all governmental authorities having or claiming jurisdiction and by the beneficiary of any applicable restrictive covenant, and unless and until all required building and other permits have been validly issued and all required fees and bonds have been paid or posted, as the circumstances may require.

4.4                               Free and Clear of Liens.  Except as may be otherwise specifically permitted under the Loan Documents, Comstock shall not make any contract or arrangement of any kind which would give rise to a lien on any portion of the Property.  Construction of each Unit shall be completed by Comstock free and clear of all mechanics’ and materialmen’s liens.

4.5                               Compliance with Laws - Encroachments.  The Improvements shall be constructed by Comstock in strict accordance with alt applicable present and future laws, ordinances, rules, regulations, requirements and orders of any governmental or regulatory authority having or claiming jurisdiction.  Each Unit (a) shall be constructed entirely within the appropriate Lot, (b) will not encroach upon any easement or right-of-way, or upon the land of others, (c) shall be wholly within all applicable building restriction lines and set-backs, however established, and (d) shall be in strict accordance with all applicable use or other restrictions and the provisions of any prior agreements, declarations, covenants and all applicable zoning and subdivision ordinances and regulations.

4.6                               Surveys.  At the time Comstock requests its first construction draw on any Lot, Lender shall verify that Borrower has performed a wall check survey.  Upon the completion of each Unit, Comstock shall furnish the Lender with a final house location survey prepared by a registered land surveyor.

4.7                               Inspections: Cooperation.  Comstock shall permit the Lender and its duly authorized representatives (including, without limitation, the Progress Inspector) to enter upon the Property at all reasonable times and in a reasonable manner to inspect the Improvements and any and all materials and to examine all detailed plans and shop drawings and similar materials relating to the construction of the Improvements.  Comstock will at all times cooperate and request its subcontractors and materialmen to cooperate with the Lender and its duly authorized representatives (including, without limitation, the Progress Inspector) in connection with or in aid of the performance of the Lender’s functions under this Loan Agreement.  Comstock shall pay all inspection fees incurred by the Lender in connection with the Loan; however, so long as no default exists, inspections shall be limited to two site inspection visits per month per Project, one monthly site inspection to be performed by the Progress Inspector and the other monthly draw inspection to be performed in-house by Lender with no corresponding cost to Comstock. Inspection fees may be deducted by the Lender from the Borrower’s applicable Loan disbursement.

4.8                               Vouchers and Receipts.  Comstock will furnish to the Lender, promptly on demand, a computer generated report of job costs and accounts payable for each Project financed under the Loan, and from and after any Default under the Loan, (i) any contracts, bills of sale, statements, receipted vouchers or agreements pursuant to which Comstock has any claim of title to any materials, fixtures or other articles delivered or to be delivered to the Land or incorporated or to be incorporated into the Improvements and (ii) a verified written statement, in such form and detail as the Lender may require, showing all amounts paid and unpaid for labor and materials and all items of labor and materials to be furnished for which payment has not been made and the amounts to be paid therefor.

4.9                               Payments for Labor and Materials.  Comstock will pay when due all bills for materials supplied and for services or labor performed in connection with the construction of the Improvements.

4.10                        Correction of Construction Defects.  Comstock will promptly correct or cause the correction of any structural defects in the Improvements and any substantial departures or deviations from the Plans and Specifications.

4.11                        Insurance.  Comstock will comply with all insurance requirements set forth in the Deed of Trust.

4.12                        Hazardous Materials.  Comstock will comply with the provisions of the Deed of Trust regarding Hazardous Materials and all applicable Environmental Regulations.

4.13                        Subcontractors.  Comstock shall immediately disclose to the Lender upon request the names of all subcontractors with whom Comstock has contracted or intends to contract for construction of the Improvements or for the furnishing of labor or materials therefor.

4.14                        Profits. Comstock L’Ambiance, L.C. and any entity owning a Future Project shall retain a minimum of fifty percent (50%) of any and all net profits of Comstock L’Ambiance, L.C. and any entity owning a Future Project until the later to occur of (i) the Maturity Date or (ii) the Loan has been paid in full on the L’Ambiance Project, for Comstock L’Ambiance, L.C., or on a Future Project, for the entity owning such Future Project.

ARTICLE V — NEGATIVE COVENANTS

Until the Indebtedness has been paid in full and the Loan has been terminated, Comstock hereby covenants and agrees as follows:

5.1                               Restrictions on Future Purchases.  Throughout the term of the Loan, Comstock (including any co-guarantors that may be approved by the Lender for Future Projects) shall not purchase, with recourse debt, any tracts of land which are not solely comprised of finished lots without first notifying the Lender or which contain more than ten (10) lots without first notifying the Lender.

5.2                               Changes to Plans and Specifications.  Without the prior written consent of the Lender, Comstock will not permit any substantial changes in the Plans and Specifications or in the design concept for the Improvements.

5.3                               Prohibition on Transfer of Assets.  Without the prior written consent of the Lender, Comstock will not transfer any of its assets, except for transfers in the ordinary course of business and transfers for which Comstock receives consideration substantially equivalent to the fair market value of the transferred asset.

5.4                               Assignments.  Without the prior written consent of Lender, Comstock will not transfer, assign, pledge or hypothecate any of its rights to advances, or any of its rights or obligations under this Agreement.  Any assignment made or attempted, by Comstock without the prior written consent of the Lender shall be void.  No consent by the Lender to an assignment by Comstock shall either (a) release Comstock as the party primarily obligated and liable under the terms of this Agreement unless Comstock shall be released specifically by the Lender in writing, or (b) be deemed to be a waiver of the requirement of prior written consent by the Lender with respect to each and every further assignment;

5.5                               Canceled Contracts.  In the event of the cancellation of any Contract which results in the Speculative Unit Limit outlined in Section 2.2(f) hereof to be exceeded, then Comstock shall, within ninety (90) days after such cancellation or default, reduce and curtail the outstanding principal balance of the Loan to a sixty percent (60%) loan-to-value with regard to the unit or units over such limit, provided that Comstock has not entered into a Contract with respect to such Unit within such ninety (90) day period. Notwithstanding the foregoing to the contrary, the Lender shall not be obligated to fund additional advances and/or readvances under the Loan for the Speculative Unit(s) which exceed the limit so long as the limit on Speculative Units continues to be exceeded.  So long as no Default shall exist hereunder and so long as each and every condition to advances shall have been satisfied, the Lender shall continue to fund advances and/or readvances under the Loan for Pre-Sold Units and all Speculative Units as permitted.  It is agreed that exceeding the applicable limit for Speculative Units is not an event of default and only Comstock’s failure to curtail the Loan (as required) as it relates to any Speculative Unit over the limit shall be a Default hereunder.

ARTICLE VI — DEFAULT

Each of the following events shall constitute a “Default” under this Agreement and each of the other Loan Documents:

6.1                               Payment of Indebtedness.  Any failure by the Borrower to pay when due any and all amounts payable by the Borrower under the terms of the Note or any of the other Loan Documents, which failure to pay remains uncured for a period of five (5) calendar days after the date such payment is due, including, without limitation, any principal payment, interest payment, letter of credit reimbursement, loan fee, extension fee, letter of credit fee or late charge, and including any advances made by the Lender from the proceeds of the Loan or otherwise and interest thereon at the applicable rate set forth in the Loan Documents.

6.2                               Performance of Obligations. Any default by the Borrower or Guarantor in the due observance or performance of any of the Obligations and such default, if other than in payment of the Indebtedness or other than default with respect to the following listed sections, shall remain uncured thirty (30) days after the receipt by Borrower of written notice from Lender identifying such default., If Borrower receives such notice, Borrower shall diligently pursue a cure of such default. Default with respect to the following listed sections shall not be subject to such thirty (30) day notice requirement:  Section 4.11 (Insurance); Section 4.14 (Profits); Section 5.3 (Transfer of Assets); Section 5.4 (Assignment); Section 6.3 (51% Ownership); Sections 6.6(b) and 6.6(c) (Progress of Construction); Section 6.7 (Proceeds Insufficient to Complete); Section 6.8 (Cross Defaults); Section 6.9 (Mechanics Liens); Section 6.10 (Adverse Action or Insolvency); Section 6.12 (Hazardous Materials); and Section 6.13 (Death or Dissolution).

6.3                               51% Ownership Interest In co-guarantors.  Borrower’s failure to maintain a minimum fifty-one percent (51%) ownership interest in any co-guarantor which owns a Project or any Future Project.

6.4                               Other Defaults.  The occurrence of any Default under the Deed of Trust or the Note or any of the other Loan Documents.

6.5                               Representations and Warranties.  Any determination by the Lender that any representation or warranty contained in any of the Loan Documents or in any certificate, opinion, financial information or any other form delivered to the Lender in connection with the Loan, is incorrect or misleading in any material respect at any time.

6.6                               Progress of Construction.  Except for delays unavoidably occasioned by strikes, lock- outs, war or civil disturbance, natural disaster or acts of God (a) any delay in construction of any Improvements caused by lack of good faith or reasonable dispatch, (b) any abandonment of the work or discontinuation of construction for a period of more than thirty (30) consecutive days, unless the Lender is notified of Comstock’s Project Withdrawal or such abandonment of work or discontinuance of construction is otherwise approved by the Lender, or (c) any failure to complete the construction of any Unit on or before the maturity date of the Loan for such Unit.

6.7                               Proceeds Insufficient to Complete.  Any failure by Comstock to pay or deposit the amount of the deficiency as required by Section 2.9 of this Agreement, if the Lender determines that the amount of undisbursed Loan proceeds available is less than the amount necessary or required to complete and pay for the construction of a Unit.

6.8                               Cross Defaults.  The occurrence of any Default or Event of Default under any other loan or credit facility from the Lender to Borrower.

6.9                               Mechanic’s Lien.  The establishment of any mechanics’ or materialmen’s lien against any portion of the Property, unless the same is insured over by the Title Company, satisfied, or bonded to the satisfaction of the Lender within twenty (20) days.

6.10                        Adverse Action or Insolvency.  (a) the entry of a final judgment for the payment of money in excess of $50,000.00 against the Borrower or the Guarantor that is not discharged or bonded within thirty (30) days after the date of entry, (b) the institution of any proceeding by or against the Borrower or the Guarantor in bankruptcy, or for a reorganization or an arrangement with creditors under any insolvency or debtor relief law which is not dismissed or stayed within thirty (30) days of the date of filing, (c) the appointment of any receiver, liquidator, assignee, custodian or similar official for the Borrower or the Guarantor or any portion of the Property, or (d) the issuance of any writ or order of attachment, levy or garnishment against the Borrower or the Guarantor which is not discharged to the Lender’s satisfaction within thirty (30) days after the date of such issuance.

6.11                        Financial Condition.  Any reasonable determination by the Lender that a material adverse change has occurred in the financial condition of the Borrower or any Guarantor.

6.12                        Hazardous Materials.  Violations of any applicable Environmental Regulations or requirements of the Deed of Trust pertaining to Hazardous Materials.

6.13                        Death and Dissolution.  The death, legal incompetency, dissolution, liquidation or termination of Borrower or any Guarantor, or of any general partner of Borrower or any Guarantor, subject to the provisions of Section 4 of the Guaranty Agreement.

ARTICLE VII — DEFAULT - REMEDIES

7.1                               Remedies on Default.  Upon the happening of any Default, the Lender shall not be obligated to advance any additional Loan proceeds, and, in addition to any other rights or remedies available to it under this Section, the Deed of Trust and other Loan Documents, the Lender may enter into possession of the Property or any portion thereof, and perform any and all work and labor necessary to complete the construction of the Improvements (whether or not in accordance with the Plans and Specifications) and to employ watchmen to protect the Property.

All sums expended by the Lender for such purposes shall be deemed to have been paid to the Borrower or for its benefit and shall constitute part of the Indebtedness secured by the Deed of Trust. Comstock hereby constitutes and appoints the Lender as its true and lawful attorney-in-fact with full power of substitution to complete the work in the name of Comstock, and hereby empowers said attorney or attorneys as follows: (a) to use any funds of Comstock, including any escrow balances and any unadvanced Loan proceeds, for the purpose of completing the construction of the Improvements, whether or not in the manner called for in the Plans and Specifications; (b) to make such additions and changes and corrections in the Plans and Specifications as may be necessary or desirable in the judgment of the Lender to complete the construction of the Improvements; (c) to employ such contractors, subcontractors, agents, architects and inspectors as may be required for such purpose; (d) to pay, settle or compromise all existing bills and claims which are or may be liens against the Property, or may be necessary or desirable for the completion of the work or the clearance of title; (e) in the name of Comstock to execute all applications and certificates that may be required; (f) to execute, acknowledge and deliver such documents, instruments and certificates, and to take such other actions, in the name and on behalf of Comstock and at the sole cost and expense of Comstock, as the Lender, in its sole discretion, deems necessary, desirable or appropriate to effectuate the provisions of this section; and (g) to do any and every act with respect to the construction of the Improvements that Comstock may do in its own behalf.

It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked. Such attorney-in-fact shall also have power to prosecute and defend all actions or proceedings in connection with the construction of the Improvements and to take such actions and require such performance as is deemed necessary.

The Lender shall also have the right, upon the happening of any Default, to do any one or more of the following, at its election, but without any obligation to do so:

(a)                                  to declare the Indebtedness immediately due and payable;

(b)                                 to terminate the Loan;

(c)                                  to decline to make any further Loan advances and/or readvances;

(d)                                 to reduce any claim to judgment;

(e)                                  to exercise any and all rights and remedies afforded by this Agreement and the other Loan Documents, as well as any and all legal or equitable rights and remedies afforded under any statute or otherwise; and

(f)                                    to set off and apply against the Indebtedness any and all deposits, funds or assets at any time held, and any and all indebtedness at any time owed, by the Lender to or for the credit or account of Comstock.

7.2                               No Conditions Precedent to Exercise of Remedies.  Neither Borrower nor any Guarantor shall be relieved of any obligation by reason of the failure of the Lender to comply with any request of Comstock or of any other person to take action to foreclose on the Deed of Trust or otherwise to enforce any provisions of the Note or the other Loan Documents, or by reason of the release, regardless of consideration, of all or any part of the Property, or by reason of any agreement of stipulation between any subsequent owner of any portion of the Property and the Lender extending the time of payment or modifying the terms of the Notes or the other Loan Documents without first having obtained the consent of Borrower or such Guarantor; and in the latter event.  Borrower and each Guarantor shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by the Lender.

7.3                               Remedies Cumulative and Concurrent.  No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other remedies provided for in the Note or in the other Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under the Note, the Deed of Trust or the other Loan Documents, or now or hereafter existing at law or in equity or by statute.  Every right, power and remedy given by the Note and the Loan Documents to the Lender shall be concurrent and may be pursued separately, successively or together against the Borrower, any Guarantor, or the Property or any part thereof, or any one or more of them; and every right, power and remedy given by the Note or the other Loan Documents may be exercised from time to time as often as may be deemed expedient by the Lender.

7.4                               Strict Performance.  No delay or omission of the Lender in exercising any right, power or remedy accruing upon the happening of a Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default or any acquiescence therein.  No delay or omission on the part of the Lender in exercising any option for acceleration of the maturity of the Indebtedness, or for foreclosure under the Deed of Trust following any Default as aforesaid, or any other option granted to the Lender hereunder in any one or more instances, or the acceptance by the Lender of any partial payment on account of the Indebtedness, shall constitute a waiver of any such Default and each such option shall remain continuously in full force and effect.

7.5                               Mandatory Arbitration.  Any controversy or claim between or among Comstock and the Lender arising out of or relating to any Loan Document, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc., predecessor in interest to Endispute, Inc. (“J.A.M.S./Endispute”) and the Special Rules set forth below.  In the event of any inconsistency, the Special Rules shall control, Judgment upon any arbitration award may be entered in any court having jurisdiction.  Any party to the Loan Documents may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which any of the Loan Documents apply in any court having jurisdiction over such action.

(a)                                  Special Rules.  The arbitration shall be conducted in the city of the Borrower’s domicile at the time of this Agreement’s execution and administered by J.A.M.S./Endispute who will appoint an arbitrator, if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association shall serve.  All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

(b)                                  Reservation of Rights.  Nothing in the Loan Documents shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in the Loan Documents; or (ii) be a waiver by the Lender of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii)  limit the right of the Lender (A) to exercise self help remedies such (but not limited to setoff), or  (B) to foreclose against any real or personal property, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, the appointment of a receiver or the attachment of assets.  The Lender may exercise such self-help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to the Loan Documents.  At the Lender’s option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following:  the exercise of a power of sale under the deed of trust or mortgage, or by mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure.  Neither the exercise of self-help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.  No provision in the Loan Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be derogation of the provisions in any Loan Document for arbitration of any controversy or claim.

ARTICLE VIII — MISCELLANEOUS

8.1                               No Warranty by Lender.  By accepting or approving anything required to be observed, performed or fulfilled by Borrower or any Guarantor pursuant to this Agreement or any other Loan Documents, including, without limitation, any plans, specifications, certificate, financial information, survey, receipt, appraisal or insurance policy, the Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof. Any such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by the Lender.

8.2                               Liability of Lender. The Lender shall not be liable for any act or omission by it pursuant to the provisions of this Agreement in the absence of fraud or gross negligence. The Lender shall incur no liability to Comstock or any other party in connection with the acts or omissions of the Lender in reliance upon any certificate or other paper believed by the Lender to be genuine or with respect to any other thing which the Lender may do or refrain from doing, unless such act or omission amounts to fraud or gross negligence.

8.3                               Modification - Waiver. None of the terms or provisions of this Agreement may be changed, waived, modified, discharged or terminated except as provided in the Deed of Trust.

8.4                               Third Parties - Benefit.  All conditions set forth herein with respect to the obligations of the Lender to make Loan advances are imposed solely and exclusively for the benefit of the Lender, and no other person shall either have standing to require satisfaction of such condition in accordance with its terms, be entitled to assume that the Lender will refuse to make advances in the absence of strict compliance with any or all of such conditions, or be deemed to be beneficiary of such conditions under any circumstances, any or all of which may be freely waived in whole or in part by the Lender at any time in the sole and absolute exercise of its discretion. The Lender shall in no event be responsible or liable to any person other than the Borrower for the disbursement of or failure to disburse any of the proceeds of the Loan, and no contractor, subcontractor, laborer or material supplier or other person shall have any right or claim against the Lender with respect to this Agreement.  The terms and provisions of this Agreement are for the benefit of the parties hereto and, except as herein specifically provided, no other person shall have any right or cause of action on account thereof.

8.5                               Captions and Headings.  The captions and headings contained in this Agreement are included herein for convenience of reference only and shall not be considered a part hereof.

8.6                               Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.

8.7                               Signs; Publicity.  At the request and expense of the Lender, Comstock shall install a sign or signs at a location or locations on the Property satisfactory to the Lender, reciting, among other things, that the Lender is financing the construction of the Improvements.  Comstock shall (at the expense of Lender) obtain all permits, licenses and approvals from the appropriate governmental agency or association that are necessary for the erection and existence of any such signs.  Comstock expressly authorizes the Lender to prepare and to furnish to the news media for publication from time to time news releases with respect to any portion of the Property detailing the Lender’s involvement with the financing.

8.8                               Applicable Law.  This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the Jurisdiction of Choice, unless the  “choice of law” rules of the Jurisdiction of Choice can be construed or interpreted to require the laws of another jurisdiction to govern, in which case the “choice of law” rules of the Jurisdiction of Choice shall not apply.

8.9                               Time of Essence. Time shall be of the essence of each and every provision of this Agreement of which time is an element.

8.10                        Conflicts.  The terms and conditions of the Note and the other Loan Documents are incorporated into this Agreement and made a part hereof as if specifically set forth herein. In the event any provision of this Agreement conflicts with the terms of any other Loan Document, the terms of this Agreement shall prevail. For purposes of this Section the absence of a provision from any Loan Documents shall not constitute a conflict.

8.11                        Quality of Documents and Other Items.  Each document, item or other evidence required to be delivered to the Lender in connection with this Agreement shall be satisfactory in form and substance to the Lender in its sole discretion. In addition, all surveys, appraisals, environmental site assessments, inspections, cost, reviews, subcontracts, leases, bonds, insurance policies and all other documents required or contemplated by this Agreement and the other Loan Documents shall be satisfactory to the Lender and, if required by the Lender, Comstock shall provide the Lender and its counsel with copies of any or all of such documents. All contractors, subcontractors, sureties, insurers and any other party responsible for the execution and preparation of the foregoing documents shall also be satisfactory to the Lender.

8.12                        Professional Services.  If requested by Lender, Comstock shall: (a) not more frequently than annually, cause an inspection and written appraisal of the Property (or such parts of it as are designated in the Lender’s request) to be made and provided to Lender by an appraiser approved and engaged by the Lender in its sole discretion; and (b) cause to be conducted or prepared any other written report, summary, opinion, inspection, review, survey, audit or other professional service relating to the Property or any operations in connection with it (all as designated in Lender’s request) as Lender may reasonably request, including, without limitation, any accounting, auctioneering, architectural, consulting, engineering, design, legal, management, pest control, surveying, title abstracting or other technical, managerial or professional service relating to the Property or its operations. The Lender may elect to deliver any such request by facsimile, by mail or by hand delivery addressed to the Borrower as provided herein or by any other legally effective method, and it may be given at any time and from time to time.

8.13                        Further Assurances.  At the request of the Lender, Comstock shall take any action or execute any additional document reasonably required by the Lender to secure the Indebtedness, confirm the lien of the Deed of Trust or further the intent of any of the Loan Documents.

8.14                        Costs and Expenses.  The Borrower shall pay all out-of-pocket fees, charges and expenses incurred by or on behalf of the Lender in connection with the Loan and the making, closing and administration of the Loan, including, without limitation (a) fees and expenses for the examination of title to each Lot; (b) recording and filing fees, recordation taxes and transfer taxes; (c) Title Company premiums, fees and charges; (d) surveyor charges; (e)  appraisal fees; (f) inspection fees; (g) the fees and expenses of the Lender’s counsel; (h) all amounts due the Progress Inspector; (i) the payment, satisfaction, discharge and release of any encumbrance, tax, assessment or other charge or lien upon any portion of the Property; and (j) the construction, maintenance and protection of the Improvements and every portion thereof. Further, the Lender may (but shall be under no obligation to do so) advance for the account of Comstock as part of or in addition to the Loan any amount or amounts as the Lender may deem necessary or advisable in order to fulfill the obligations of Comstock hereunder, which amount or amounts may be disbursed by the Lender directly to a third party in order to protect its interests, and any amount so applied by the Lender shall constitute a portion of the Indebtedness, even though the aggregate of the amounts so applied, together with the other advances under the Note, may exceed the principal amount of the Note.

8.15                        Fees and Expenses - Indemnity.  Comstock will hold the Lender harmless and indemnify the Lender from all claims of brokers and “finders” arising by reason of the Loan, the execution and delivery of this Agreement or the making of the Loan.  Comstock shall protect, indemnify and save harmless the Lender and its directors, officers, agents, and employees, the Deed of Trust trustees, and all independent contractors from and against all liabilities, obligations, claims, damages, fines, penalties, causes of action, costs and expenses (including, without limitation, attorneys’ fees and disbursements), imposed upon or incurred by or asserted against any of them in connection with the Loan.

8.16                        Participation or Sale of the Loan.  The Lender may sell the Loan or any undivided ownership or participation interest in the Loan and disclose in confidence such financial and other information with respect to Borrower, the Loan, any Guarantor, and/or the Property, or any portion thereof, which the Lender may deem necessary in connection with such sale or participation.  Comstock shall execute, acknowledge and deliver any and all instruments reasonably requested by the Lender in connection with the foregoing.

8.17                        Seal.  If any Borrower is a corporation, the designation “(SEAL)” on this Agreement shall be effective as the affixing of such Borrower’s corporate seal physically to this Agreement.

8.18                        Waiver of Jury Trial.  The Borrower and the Guarantors waive trial by jury in any action or proceeding to which the Borrower and Guarantors and the Lender may be parties, arising out of or in any way pertaining to this Agreement, the Note, or any of the other Loan Documents.  It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including, claims against parties who are not parties to the Note.  This waiver is knowingly, willingly and voluntarily made by the Borrower and the Guarantors.

[SIGNATURES APPEAR ON THE NEXT PAGE]

IN WITNESS WHEREOF, the Borrower and the Lender, intending to be executed and delivered under seal, have executed and delivered these presents or caused these presents to be executed and delivered under seal as of the year and day first above written.

BORROWER:

WITNESS/ATTEST:			COMSTOCK HOLDING COMPANY, INC.,
a Virginia corporation

By:	/s/ John Dapogny		By:	/s/ Christopher Clemente	(SEAL)
Name:	John Dapogny		Christopher Clemente
Title:			Chief Executive Officer

(Seal)		Address:	1313 Dolley Madison Blvd.
Suite 302
McLean, Virginia 22101

ATTEST:			COMSTOCK L’AMBIANCE:

COMSTOCK L’AMBIANCE, L.C., a Virginia limited liability company

			By:	Comstock Holding Company, Inc., a Virginia corporation, Manager

By:	/s/ John Dapogny			By:	/s/ Christopher Clemente
Name:	John Dapogny			Christopher Clemente
Title:			Chief Executive Officer

(Seal)		Address:	1313 Dolley Madison Blvd.
Suite 302
McLean, Virginia 22101

[signatures continued on following page]

WITNESS:	LENDER:

NATIONSBANK, N.A.

By:
Linda P. Long
Vice President

	Address:	8300 Greensboro Drive Suite 300 McLean, Va. 22102-3604

PREPARED OUT OF STATE

SECOND LOAN MODIFICATION AGREEMENT

THIS SECOND LOAN MODIFICATION AGREEMENT (this “Agreement”) is made this 28th day of July, 1998, by and among (a) COMSTOCK HOLDING COMPANY, INC. (“Borrower”), a Virginia corporation, (b) COMSTOCK L’AMBIANCE, L.C., a Virginia limited liability company (“Comstock L’Ambiance”) and CHRISTOPHER CLEMENTE and GREGORY BENSON, jointly and severally (collectively, the “Guarantor”), (c) PATRICIA I. DUBOIS, a resident of Fairfax County, Virginia and GREGORY L. CARTER, a resident of Fairfax County, Virginia (“Trustees”), and (d) NATIONSBANK, N.A., a national banking association (the “Lender”).

RECITALS:

WHEREAS, pursuant to the terms of that certain Loan Agreement (the “Original Loan Agreement”) dated as of December 17, 1997, by and among Lender, Borrower, and Comstock L’Ambiance, as modified (as modified, and as the same may be further modified, renewed, supplemented or restated, the “Loan Agreement”), Lender made a loan (the “Loan”) to Borrower in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as evidenced by that certain Revolving Deed of Trust Note dated December 17, 1997 made by Borrower payable to the order of the Lender in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as modified and increased to the principal amount of Two Million Eight Hundred Thousand and No/100 Dollars ($2,800,000.00) (as amended, and as the same may be further amended, renewed, supplemented or restated, the “Note”); and

WHEREAS, the Borrower’s obligations under the Note and the Loan are jointly and severally guaranteed by that certain Guaranty Agreement dated as of December 17, 1997, by the Guarantor for the benefit of the Lender (the “Guaranty”); and

WHEREAS, the Loan is secured by that certain Credit Line Deed of Trust and Security Agreement dated as of December 17, 1997 and recorded in Deed Book 10211 at page 1879, among the Land Records of Fairfax County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Deed of Trust”) granting a security interest to the Trustees in certain land located in Fairfax County, Virginia, as more particularly described in Exhibit A attached thereto, and;

WHEREAS, Lender and Borrower have mutually agreed to (a) increase the principal amount of the Loan and the Note to the maximum aggregate amount of Three Million Three Hundred Fifty Thousand and No/100 Dollars ($3,350,000.00) and (b) spread the lien of the Deed of Trust to include the certain land described more particularly in Exhibit A-1 attached hereto, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the sum of Ten Dollars ($10.00), the receipt and sufficiency of which are hereby acknowledged by all parties, the parties agree as follows:

1

1.                                      Recitals.  The recitals set forth above are a material part of this Agreement.  Borrower and Guarantor each acknowledge and affirm the accuracy of the recitals set forth above.

2.                                      Note.

(a)                                  The Note is hereby amended to increase the maximum aggregate principal amount which can be outstanding under the Note at any time to Three Million Three Hundred Fifty Thousand and No/100 Dollars ($3,350,000.00).

(b)                                 Commencing as of the date hereof, Borrower shall pay to Lender non-refundable loan fees payable in quarterly payments as follows: (i) on or before August 1, 1998, a loan fee of $5,235.00, (ii) on or before November 1, 1998, a loan fee of $5,235.00, (iii) on or before February 1, 1999, a loan fee of $5,235.00, and (iv) on or before May 1, 1999, a loan fee of $2,921.00. This Section 2(b) supercedes Section 4 of the Note and Section 7 of the First Loan Modification Agreement dated June 10, 1998 by and among the Borrower, Comstock L’Ambiance, the Guarantor, the Trustees and the Lender to the extent of any fees due and payable thereunder after the date hereof.

3.                                      Loan Agreement.  The Loan Agreement is hereby amended as follows:

(a)                                  Section 1.1(r) of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(r)                              Loan - That certain acquisition and revolving construction loan in the amount of $3,350,000.00, or so much thereof as shall be advanced or readvanced, from the Lender to the Borrower made pursuant to this Agreement, to finance the acquisition of developed Lots and/or the construction of Improvements thereon, as evidenced by the Note and secured by the Deed of Trust and the other Loan Documents. During the term of the Loan, as set forth in the Note, the Borrower may borrow, repay and reborrow amounts under the Loan; provided, however, that the maximum amount available for distribution at any time with respect to a particular Project shall equal (a) the sum of $3,350,000.00 minus (b) the total amount budgeted under the Loan for all Inventory Lots and Units for which funds have been advanced under the Loan and not repaid in full.”

(b)                                 Section 1.1(v) of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(s)                            Note - That certain Revolving Deed of Trust Note of even date herewith made by the Borrower payable to the order of the Lender in the original principal amount of $2,000,000.00, as modified and increased to the aggregate principal amount of $3,350,000.00 or so much thereof as shall be advanced and/or readvanced, as the same may from time to time be amended, modified, replaced or supplemented.

2

4.                                      Deed of Trust. The Deed of Trust is hereby amended as follows:

(a)                                  Spread of Lien.  Borrower and Comstock L’Ambiance hereby irrevocably grants, bargains, and conveys (and to the extent any of such property was previously conveyed to the Trustees pursuant to the Deed of Trust, regrants, rebargains and reconveys) to the Trustees and their respective successors in trust, and their assigns, with power of sale, and the lien of the Deed of Trust is spread to include, the Additional Property as described on Exhibit A-1 attached hereto, to have and to hold the same, together with all and singular the rights, privileges, tenements, hereditaments and appurtenances thereto in any way incident or belonging unto the Trustees and to their successors and assigns forever, in and upon the same uses and trusts and with all the powers and duties as set forth in the Deed of Trust, with like force and effect.  All terms, provisions, covenants, stipulations, conditions and agreements contained in the Deed of Trust are incorporated herein by this reference for all purposes.

(b)                                 Section 1.1(q) of the Deed of Trust is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(q)                           Loan - Any and all loans from the Beneficiary to the Grantor and/or the other Loan Documents, including that certain acquisition and revolving construction loan from the Beneficiary to the Grantor in the original principal amount of $2,000,000.00, as modified and increased to the aggregate principal amount of $3,350,000.00, and any and all letters of credit issued by the Beneficiary for the account of the Grantor, to finance the acquisition of Lots and/or the construction of Improvements thereon, as evidenced by the Note and secured by this Deed of Trust and the other Loan Documents.”

(c)                                  The first and third recitals of the Deed of Trust are hereby amended to delete the word “$2,800,000.00” as it appears therein and to substitute the term “$3,350,000.00”  in lieu thereof in each instance.

5.                                      Guaranty Agreement.  The first and fourth recitals of the Guaranty are hereby amended to delete the word “$2,800,000.00” as it appears therein and to substitute the term  “$3,350,000.00” in lieu thereof in each instance.

6.                                      Environmental Indemnity Agreement.  The first paragraph of that certain Environmental Indemnity Agreement dated December 17, 1997 by Borrower and Guarantor in favor of the Lender, as modified, is hereby amended to replace the definition of the “Loan” with the following:

“a loan to Borrower evidenced by a certain Revolving Deed of Trust Note dated December 17, 1997 and made payable to the order of the Lender in the original principal amount of $2,000,000.00, as amended and increased to the maximum aggregate principal amount of $3,350,000.00, or so much thereof as shall be advanced or readvanced, and all amendments and modifications thereof”

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7.                                      Borrower’s Representations and Warranties.  The Borrower hereby reaffirms all of the representations and warranties set forth in the Loan Documents (as defined in the Loan Agreement, as amended hereby), and further represents and warrants that (a) the execution and delivery of this Agreement do not contravene, resulting in an breach of, or constitute a default under, any deed of trust, loan agreement, indenture or other contract or agreement to which the Borrower is a party or by which the Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which the Borrower or the Property is subject; (b) this Agreement constitutes the legal, valid and binding obligations of the Borrower enforceable in accordance with its terms; (c) the execution and delivery of, and performance under, this Agreement are within the Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of the Borrower’s charter, bylaws or other corporate organizational documents or of any indenture, agreement or undertaking to which the Borrower is a party or by which it is bound; (d) there exists no default under the Note or any other Loan Document; (e) there are no offsets, claims or defenses with respect to the Borrower’s or Guarantor’s obligations under any of the Loan Documents (the “Obligations”); and (f) the Borrower is duly organized and legally existing under the laws of the Commonwealth of Virginia and is duly qualified to do business in the Commonwealth of Virginia. The Borrower further represents and warrants that, except as disclosed in writing to the Lender, there is no suit, judicial or administrative action, claims, investigation, inquiry, proceeding or demand pending (or, to the Borrower’s knowledge threatened) against (i) the Borrower, or against any other person liable directly or indirectly for the Obligations, or (ii) which affects the Property or the Borrower’s title to the Property, or (iii) which affects the validity, enforceability or priority of any of the Loan Documents.  The Borrower agrees to indemnify and hold the Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, attorneys’ fees) incurred as a result of any representation or warranty made by the Borrower herein which proves to be untrue or inaccurate in any respect, and any such occurrence shall constitute a default under the Loan Documents.

8.                                      Renewal; Lien Continuation; No Novation.  The Borrower hereby renews the Obligations and promises to pay and perform the Obligations as modified by this Agreement. All liens evidenced by the Loan Documents (the “Liens”) are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Obligations or the Liens.  The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

9.                                      Expenses.  The Borrower promises to pay all costs and expenses and reimburse the Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default shall have occurred, in connection with this Agreement and all other Loan Documents, and all such amounts shall constitute a portion of the Obligations evidenced by the Note and secured by the Loan Documents.

10.                               Miscellaneous.  To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries administrators, executors, receivers,

4

trustees, successors and assigns; (b) shall be governed by the laws of the Commonwealth of Virginia and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement. Any terms not defined herein shall have the meanings set forth in the Loan Documents.

11.                               Reaffirmation of Guaranty.  Each Guarantor, by signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with the Lender that the Guaranty is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims or defenses of the Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty. Each Guarantor acknowledges that without this consent and reaffirmation, Lender would not execute this Agreement or otherwise consent to its terms.

12.                               Authorization of Trustees.  Lender, by its execution hereof, authorizes and instructs the Trustees to execute this instrument for the purposes set forth herein and expressly acknowledges that either Trustee may act and the execution by both Trustees shall not be required.

[continued]

5

EXECUTED ON THE DATE OR DATES OF THE ACKNOWLEDGMENTS HEREOF, BUT EFFECTIVE AS OF THE DATE FIRST STATED IN THIS AGREEMENT.

ATTEST/WITNESS:	BORROWER

COMSTOCK HOLDING COMPANY, INC.,
a Virginia corporation

By:	/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente	(SEAL)
Name:	KELLY L. WYCHE	Christopher Clemente
Title:	Chief Executive Officer

(Seal)

ATTEST:	COMSTOCK L’AMBIANCE:

COMSTOCK L’AMBIANCE, L.C., a Virginia limited liability company

By:	Comstock Holding Company, Inc., a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente
Name:	KELLY L. WYCHE	Christopher Clemente
Title:	Chief Executive Officer

(Seal)

WITNESS:	LENDER:

NATIONSBANK, N.A.

/s/ Lisa M Moore	By:	/s/ Linda P. Long
Print Name:	Linda P. Long
Print Title:	Vice President
[Corporate Seal]

[continued]

6

ATTEST/WITNESS:	GUARANTORS

/s/ Kelly L. Wyche	/s/ Christopher Clemente
Print Name: Kelly L. Wyche	Christopher Clemente, individually [SEAL]

/s/ Kelly L. Wyche	/s/ Gregory Benson
Print Name: Kelly L. Wyche	Gregory Benson, individually [SEAL]

COMSTOCK L’AMBIANCE, L.C., a Virginia limited liability company

	By:	Comstock Holding Company, Inc., a Virginia corporation, Manager

/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente
Print Name: Kelly L. Wyche			Christopher Clemente
Print Title:			Chief Executive Officer

[SEAL]

ATTEST/WITNESS:		TRUSTEES

Print Name:		Patricia DuBois, Trustee

/s/ Lisa M Moore		/s/ Gregory L. Carter
Print Name: Lisa M Moore		Gregory L. Carter, Trustee

[acknowledgements on following pages]

7

THIRD LOAN MODIFICATION AGREEMENT

THIS THIRD LOAN MODIFICATION AGREEMENT (this “Agreement”) is made as of the 30th day of September, 1998, by and among (a) COMSTOCKHOLDING COMPANY, INC. (“Borrower”), a Virginia corporation, (b) COMSTOCK L’AMBIANCE, L.C., a Virginia limited liability company (“Comstock L’Ambiance”) and CHRISTOPHER CLEMENTE and GREGORY BENSON, jointly and severally (collectively, the “Guarantor”), (c) PATRICIA I. DUBOIS, a resident of Fairfax County, Virginia and GREGORY L. CARTER, a resident of Fairfax County, Virginia (“Trustees”), and (d) NATIONSBANK, N.A., a national banking association (the “Lender”).

RECITALS:

WHEREAS, pursuant to the terms of that certain Loan Agreement (the “Original Loan Agreement”) dated as of December 17, 1997, by and among Lender, Borrower, and Comstock L’Ambiance, as modified (as modified, and as the same may be further modified, renewed, supplemented or restated, the “Loan Agreement”). Lender made a loan (the “Loan”) to Borrower in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as evidenced by that certain Revolving Deed of Trust Note dated December 17, 1997 made by Borrower payable to the order of the Lender in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as modified and Increased to the principal amount of Three Million Three Hundred Fifty Thousand and No/100 Dollars ($3,350,000.00) (as amended, and as the same may be further amended, renewed, supplemented or restated, the “Note”); and

WHEREAS, the Borrower’s obligations under the Note and the Loan are jointly and severally guaranteed by that certain Guaranty Agreement dated as of December 17, 1997, by the Guarantor for the benefit of the Lender (the “Guaranty”); and

WHEREAS, the Loan is secured by that certain Credit Line Deed of Trust and Security Agreement dated as of December 17, 1997 and recorded in Deed Book 10211 at page 1879, among the Land Records of Fairfax County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Deed of Trust”) granting a security interest to the Trustees in certain land located in Fairfax County, Virginia, as more particularly described in Exhibit A attached thereto, and;

WHEREAS, the Borrower’s obligations under the Note and the other Loan Documents (hereinafter defined) are hereinafter collectively called the “Obligations”; the Note, the Deed of Trust, the Loan Agreement, the Guaranty, and all other documents previously, now or hereafter executed and delivered to evidence, secure, guarantee, or in connection with, the Obligations, as the same may from time to time be renewed, extended, amended, supplemented or restated, are hereinafter collectively called the “Loan Documents”; and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Note or providing recourse to Lender with respect thereto are hereinafter collectively called the “Liens”.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree to amend the terms and conditions of the Loan Documents as more specifically set forth below.

1.                                      Recitals.  The recitals set forth above are a material part of this Agreement.  Borrower and Guarantor each acknowledge and affirm the accuracy of the recitals set forth above.

2.                                      Loan Amount.  The maximum principal amount that may be outstanding under the Loan at any time shall be Four Million One Hundred Thousand and 00/100 Dollars ($4,100,000.00).

3.                                      Maturity Date.  All of the Obligations, including (without limitation) all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts outstanding under the Note and the other Loan Documents, shall be due and payable in full on June 30, 1999 (the “Maturity Date”). All references to the Maturity Date contained in the Loan Documents shall refer to the Maturity Date as defined in this Agreement.  Notwithstanding the above, in the event the Lender does not agree in its sole and absolute discretion to extend the Maturity Date prior to the date thereof, the principal amount outstanding under the Loan on the Maturity Date with respect to any Pre-Sold Unit, Speculative Unit or Inventory Lot shall be due and payable on the earlier of (i) the date calculated in accordance with Paragraph 2.2(g) of the Loan Agreement as amended or (ii) October 30, 1999.

4.                                      Fees.  Simultaneously with the execution of this Agreement, Borrower shall pay to Lender a loan fee in the amount of $6,406.25.  Borrower shall also pay to Lender $6,406.25 on January 1, 1999 and April 1, 1999 as additional loan fees so long as there is any amount outstanding under the Loan on any such due date.

5.                                      Interest Rate.  From and after the date hereof, the Stated Rate as defined in the Note shall mean a variable rate equal to Lender’s Prime Rate plus three-quarters of one percent (0.75%).

6.                                      Speculative Unit Limit.  The maximum aggregate amount of the Loan which may be budgeted at any time for Speculative Units (including model Units) is $1,000,000. The number of Speculative Units (including model Units) that may be financed with Loan proceeds with respect to the following projects is as Follows:

Project	Number of approved Speculative and model Units

L’Ambiance	2

7.                                      Inventory Lot Limit.  The maximum aggregate amount of the Loan which may be outstanding at any time for Inventory Lots is $300,000. With respect to each Inventory Lot, the Lender shall not advance proceeds of the Loan for acquisition thereof in an amount greater than the lesser of (i) eighty percent (80%) of the purchase price of such Lot and (ii) seventy-five percent of the Appraised Value of such Lot. The number of Inventory Lots that may be financed with Loan proceeds with respect to the following projects is as follows:

Project	Number of approved Inventory Lots

L’Ambiance	3

2

8.                                      Other Indebtedness.  At such time Lender has approved a Project as eligible for financing with proceeds of the Loan, (i) the Borrower shall not borrow any funds other than pursuant to the Loan in connection with such Project without Lender’s prior written consent, and (ii) there shall be no other mortages or deeds of trust encumbering the land that is collateral for the Loan.

9.                                      Appraised Value.  From and after the date hereof, the Appraised Value of a Unit shall equal the then current market value determined pursuant to the most recent appraisal for a base Unit type prepared in accordance with the terms and conditions of the Loan Agreement together with opinion of contributory value estimates for all options in a Unit, which estimates must be acceptable to Lender in its sole discretion.

10.                               Year 2000 Compliance.  Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries’ business and operations (including those affected by suppliers and vendors) that could be adversely affected by the “Year 2000 Problem” (that is, the risk that computer applications used by the Borrower or any of its Subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31,1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. The Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Subsidiaries’ business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be “Year 2000 compliant”), except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect. The Borrower will promptly notify the Lender in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its or any of its Subsidiaries’ business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such a failure could not reasonably be expected to have a Material Adverse Effect

11.                               Borrower’s Representations and Warranties.  The Borrower hereby reaffirms all of the representations and warranties set forth in the Loan Documents (as defined in the Loan Agreement, as amended hereby), and further represents and warrants that (a) the execution and delivery of this Agreement do not contravene, resulting in an breach of, or constitute a default under, any deed of trust, loan agreement, indenture or other contract or agreement to which the Borrower is a party or by which the Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which the Borrower or the Property is subject; (b) this Agreement constitutes the legal, valid and binding obligations of the Borrower enforceable in accordance with its terms; (c) the execution and delivery of, and performance under, this Agreement are within the Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of the Borrower’s charter, bylaws or other corporate organizational documents or of any indenture, agreement or undertaking to which the Borrower is a party or by which it is bound; (d) there exists no default under the Note or any other Loan Document; (e) there are no offsets, claims or defenses with respect to the Borrower’s or Guarantor’s obligations under any of the Loan Documents (the “Obligations”); and (f) the Borrower is duly organized and legally existing under the laws of the Commonwealth of Virginia and is duly qualified to do business in the Commonwealth of Virginia. The Borrower further represents and warrants that, except as disclosed in writing to the Lender, there is no suit, judicial or administrative action, claims, investigation, inquiry, proceeding or demand pending (or, to the Borrower’s knowledge

3

threatened) against (i) the Borrower, or against any other person liable directly or indirectly for the Obligations, or (ii) which affects the Property or the Borrower’s title to the Property, or (iii) which affects the validity, enforceability or priority of any of the Loan Documents. The Borrower agrees to indemnify and hold the Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, attorneys’ fees) incurred as a result of any representation or warranty made by the Borrower herein which proves to be untrue or inaccurate in any respect, and any such occurrence shall constitute a default under the Loan Documents.

12.                               Renewal; Lien Continuation; No Novation.  The Borrower hereby renews the Obligations and promises to pay and perform the Obligations as modified by this Agreement. All liens evidenced by the Loan Documents (the “Liens”) are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

13.                               Expenses.  The Borrower promises to pay all costs and expenses and reimburse the Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default shall have occurred, in connection with this Agreement and all other Loan Documents, and all such amounts shall constitute a portion of the Obligations evidenced by the Note and secured by the Loan Documents.

14.                               Miscellaneous.  To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the Commonwealth of Virginia and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement. Any terms not defined herein shall have the meanings set forth in the Loan Documents.

15.                               Reaffirmation of Guaranty.  Each Guarantor, by signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with the Lender that the Guaranty is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims or defenses of the Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty. Each Guarantor acknowledges that without this consent and reaffirmation, Lender would not execute this Agreement or otherwise consent to its terms.

16.                               Authorization of Trustees.  Lender, by its execution hereof, authorizes and instructs the Trustees to execute this instrument for the purposes set forth herein and expressly acknowledges that either Trustee may act and the execution by both Trustees shall not be required.

4

EXECUTED ON THE DATE OR DATES OF THE ACKNOWLEDGMENTS HEREOF, BUT EFFECTIVE AS OF THE DATE FIRST STATED IN THIS AGREEMENT.

ATTEST/WITNESS:		BORROWER

COMSTOCK HOLDING COMPANY, INC.,
a Virginia corporation

By:	/s/ Jubal R. Thomson	By:	/s/ Christopher Clemente	(SEAL)
Name:	JUBAL R. THOMSON	Christopher Clemente
Title:		Chief Executive Officer

(Seal)

ATTEST:		COMSTOCK L’AMBIANCE:

COMSTOCK L’AMBIANCE, L.C., a Virginia limited liability company

		By:	Comstock Holding Company, Inc., a Virginia corporation, Manager

By:	/s/ Jubal R. Thomson		By:	/s/ Christopher Clemente
Name:	JUBAL R. THOMSON		Christopher Clemente
Title:			Chief Executive Officer

(Seal)

WITNESS:		LENDER:

NATIONSBANK, N.A.

/s/ Katherine O’Leary McQuie	(seal)	By:	/s/ Linda P. Long
Print Name: Katherine O’Leary McQuie			Linda P. Long
Print Title: Vice President			Vice President
[Corporate Seal]

5

ATTEST/WITNESS:	GUARANTORS

/s/ Jubal R. Thomson	/s/ Christopher Clemente
Print Name: JUBAL R. THOMSON	Christopher Clemente, individually [SEAL]

/s/ Jubal R. Thomson	/s/ Gregory Benson
Print Name: JUBAL R. THOMSON	Gregory Benson, individually [SEAL]

COMSTOCK L’AMBIANCE, L.C., a Virginia limited liability company

	By:	Comstock Holding Company, Inc., a Virginia corporation, Manager

/s/ Jubal R. Thomson		By:	/s/ Christopher Clemente
Print Name: JUBAL R. THOMSON			Christopher Clemente
Print Title:			Chief Executive Officer

[SEAL]

ATTEST/WITNESS:		TRUSTEES

Print Name:		Patricia DuBois, Trustee

/s/ Lisa M Moore		/s/ Gregory L. Carter
Print Name:		Gregory L. Carter, Trustee

[acknowledgements on following pages]

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FOURTH LOAN MODIFICATION AGREEMENT

THIS FOURTH LOAN MODIFICATION AGREEMENT (this “Agreement”) is made as of the 14 day of July, 1999, by and among (a) COMSTOCK HOLDING COMPANY, INC.  (“Borrower”), a Virginia corporation, (b) COMSTOCK L’AMBIANCE, L.C., a Virginia limited liability company (“Comstock L’Ambiance”) and CHRISTOPHER CLEMENTE and GREGORY BENSON, jointly and severally (collectively, the “Guarantor”), (c) PATRICIA I. DUBOIS, a resident of Fairfax County, Virginia and GREGORY L. CARTER, a resident of Fairfax County, Virginia (“Trustees”), and (d) BANK OF AMERICA, N.A., a national banking association, successor in interest to NationsBank, N.A. (the “Lender”).

RECITALS:

WHEREAS, pursuant to the terms of that certain Loan Agreement (the “Original Loan Agreement”) dated as of December 17, 1997, by and among Lender, Borrower, and Comstock L’Ambiance, as modified (as modified, and as the same may be further modified, renewed, supplemented or restated, the “Loan Agreement”), Lender made a loan (the “Loan”) to Borrower in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as evidenced by that certain Revolving Deed of Trust Note dated December 17, 1997 made by Borrower payable to the order of the Lender in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as modified and increased to the principal amount of Four Million One Hundred Thousand and No/100 Dollars ($4,100,000.00) (as amended, and as the same may be further amended, renewed, supplemented or restated, the “Note”); and

WHEREAS, the Borrower’s obligations under the Note and the Loan are jointly and severally guaranteed by that certain Guaranty Agreement dated as of December 17, 1997, by the Guarantor for the benefit of the Lender (the “Guaranty”); and

WHEREAS, the Loan is secured by that certain Credit Line Deed of Trust and Security Agreement dated as of December 17,1997 and recorded in Deed Book 10211 at page 1879, among the Land Records of Fairfax County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Deed of Trust”) granting a security interest to the Trustees in certain land located in Fairfax County, Virginia, as more particularly described in Exhibit A attached thereto, and;

WHEREAS, the Borrower’s obligations under the Note and the other Loan Documents (hereinafter defined) are hereinafter collectively called the “Obligations”; the Note, the Deed of Trust, the Loan Agreement, the Guaranty, and all other documents previously, now or hereafter executed and delivered to evidence, secure, guarantee, or in connection with, the Obligations, as the same may from time to time be renewed, extended, amended, supplemented or restated, are hereinafter collectively called the “Loan Documents”; and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Note or providing recourse to Lender with respect thereto are hereinafter collectively called the “Liens”

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree to amend the terms and conditions of the Loan Documents as more specifically set forth below.

1.                                      Recitals.  The recitals set forth above are a material part of this Agreement.  Borrower and Guarantor each acknowledge and affirm the accuracy of the recitals set forth above.

2.                                      Loan Amount.  The maximum principal amount that may be committed under the Loan at any time shall be Four Million Five Hundred Thousand and 00/100 Dollars ($4,500,000.00).

3.                                      Maturity Date.  All of the Obligations, including (without limitation) all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts outstanding under the Note and the other Loan Documents, shall be due and payable in full on June 30, 2000 (the “Maturity Date”). All references to the Maturity Date contained in the Loan Documents shall refer to the Maturity Date as defined in this Agreement. Notwithstanding the above, in the event the Lender does not agree in its sole and absolute discretion to extend the Maturity Date prior to the date thereof, the principal amount outstanding under the Loan on the Maturity Date with respect to any Pre-Sold Unit, Speculative Unit or Inventory Lot shall be due and payable on the earlier of (i) the date calculated in accordance with Paragraph 2.2(g) of the Loan Agreement as amended or (ii) October 30, 2000.

4.                                      Fees.  Simultaneously with the execution of this Agreement, Borrower shall pay to Lender a loan fee in the amount of $5,625.00 for the calendar quarter July 1, 1999 through September 30, 1999. Borrower shall also pay to Lender a quarterly loan fee in an amount equal to ..125% of the total amount committed under the Loan on the first day of each calendar quarter thereafter as an additional loan fee so long as there is any Loan Amount committed under the Loan on any such due date.

5.                                      Interest Rate.  From and after the date hereof, the Stated Rate as defined in the Note shall mean a variable rate equal to Lender’s Prime Rale plus one-half of one percent (0.50%).

6.                                      Speculative Unit Limit.  The maximum aggregate amount of the Loan which may be budgeted at any time for Speculative Units (including model Units) is $1,800,000. The portion of any Loan advance which pertains to a Lot comprising a Speculative Unit shall not exceed ninety percent (90%) of the lesser of (i) the price paid for such Lot by Borrower, or (ii) the Appraised Value for such Lot.

7.                                      Inventory Lot Limit.  The maximum aggregate amount of the Loan which may be budgeted at any time for Inventory Lots is $425,000. With respect to each Inventory Lot, the Lender shall not fund under the Loan an amount in excess of the lesser of (i) seventy-five percent (75%) of the purchase price for such Lot, or (ii) seventy-five percent (75%) of the Appraised Value for such Lot.

8.                                      Financial Statements.  From and after the date hereof, Section 4.1(b) of the Loan Agreement is hereby deleted in its entirety and the following Section 4.1(b) is substituted in lieu thereof:

“4.1(b)          The Entities shall, within forty-five (45) days after the close of the Entities’ respective quarterly business period, provide to Lender an internally prepared balance sheet and income statement of the Entities;

All financial information shall be certified on the Lender’s Financial Statement Certification form attached hereto as Exhibit A by the Entities or by the Guarantor, as applicable, with an original signature and date.”

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9.                                      Profits.  From and after the date hereof, Section 4.14 of the Loan Agreement is hereby deleted in its entirety.

10.                               Borrower’s Representations and Warranties.  The Borrower hereby reaffirms all of the representations and warranties set forth in the Loan Documents (as defined in the Loan Agreement, as amended hereby), and further represents and warrants that (a) the execution and delivery of this Agreement do not contravene, resulting in an breach of, or constitute a default under, any deed of trust, loan agreement, indenture or other contract or agreement to which the Borrower is a party or by which the Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which the Borrower or the Property is subject; (b) this Agreement constitutes the legal, valid and binding obligations of the Borrower enforceable in accordance with its terms; (c) the execution and delivery of, and performance under, this Agreement are within the Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of the Borrower’s charter, bylaws or other corporate organizational documents or of any indenture, agreement or undertaking to which the Borrower is a party or by which it is bound; (d) there exists no default under the Note or any other Loan Document; (e) there are no offsets, claims or defenses with respect to the Borrower’s or Guarantor’s obligations under any of the Loan Documents (the “Obligations.”); and (f) the Borrower is duly organized and legally existing under the laws of the Commonwealth of Virginia and is duly qualified to do business in the Commonwealth of Virginia. The Borrower further represents and warrants that, except as disclosed in writing to the Lender, there is no suit, judicial or administrative action, claims, investigation, inquiry, proceeding or demand pending (or, to the Borrower’s knowledge threatened)  against (i) the Borrower, or against any other person liable directly or indirectly for the Obligations, or (ii) which affects the Property or the Borrower’s title to the Property, or (iii) which affects the validity, enforceability or priority of any of the Loan Documents. The Borrower agrees to indemnify and hold the Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, attorneys’ fees) incurred as a result of any representation or warranty made by the Borrower herein which proves to be untrue or inaccurate in any respect, and any such occurrence shall constitute a default under the Loan Documents.

11.                               Renewal; Lien Continuation; No Novation.  The Borrower hereby renews the Obligations and promises to pay and perform the Obligations as modified by this Agreement. All liens evidenced by the Loan Documents (the “Liens”) are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

12.                               Expenses.  The Borrower promises to pay all costs and expenses and reimburse the Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default shall have occurred, in connection with this Agreement and all other Loan Documents, and all such amounts shall constitute a portion of the Obligations evidenced by the Note and secured by the Loan Documents.

13.                               Miscellaneous.  To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the Commonwealth of Virginia and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an

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original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement. Any terms not defined herein shall have the meanings set forth in the Loan Documents.

14.                               Reaffirmation of Guaranty.  Each Guarantor, by signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with the Lender that the Guaranty is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims or defenses of the Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty. Each Guarantor acknowledges that without this consent and reaffirmation, Lender would not execute this Agreement or otherwise consent to its terms.

15.                               Authorization of Trustees.  Lender, by its execution hereof, authorizes and instructs the Trustees to execute this instrument for the purposes set forth herein and expressly acknowledges that either Trustee may act and the execution by both Trustees shall not be required.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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EXECUTED ON THE DATE OR DATES OF THE ACKNOWLEDGMENTS HEREOF, BUT EFFECTIVE AS OF THE DATE FIRST STATED IN THIS AGREEMENT.

ATTEST/WITNESS:	BORROWER

COMSTOCK HOLDING COMPANY, INC.,
a Virginia corporation

By:	/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente	(SEAL)
Name:	Kelly L. Wyche	Christopher Clemente
Title:	Chief Executive Officer

(Seal)

ATTEST:	COMSTOCK L’AMBIANCE:

COMSTOCK L’AMBIANCE, L.C., a Virginia limited liability company

By:	Comstock Holding Company, Inc., a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente
Name:	Kelly L. Wyche	Christopher Clemente
Title:	Chief Executive Officer

(Seal)

WITNESS:	LENDER:

BANK OF AMERICA, N.A.

/s/ Katherine O’Leary McQuie	By:	/s/ Linda P. Long
Print Name: Katherine O’Leary McQuie	Linda P. Long
Print Title: Vice President	Vice President
[Corporate Seal]

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ATTEST/WITNESS:	GUARANTORS

/s/ Kelly Wyche	/s/ Christopher Clemente
Print Name: Kelly Wyche	Christopher Clemente, individually [SEAL]

/s/ Kelly Wyche	/s/ Gregory Benson
Print Name: Kelly Wyche	Gregory Benson, individually [SEAL]

COMSTOCK L’AMBIANCE, L.C., a Virginia limited liability company

	By:	Comstock Holding Company, Inc., a Virginia corporation, Manager

/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente
Print Name: Kelly L. Wyche	Christopher Clemente
Print Title:	Chief Executive Officer

[SEAL]

ATTEST/WITNESS:	TRUSTEES

Print Name:	Patricia DuBois, Trustee

/s/ Linda P. Long	/s/ Gregory L. Carter
Print Name: LINDA P. LONG	Gregory L. Carter, Trustee

[acknowledgements on following pages]

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PREPARED OUT OF STATE

FIFTH LOAN MODIFICATION AGREEMENT

THIS FIFTH LOAN MODIFICATION AGREEMENT (this “Agreement”) is made as of the 6th day of March, 2000, by and among (a) COMSTOCK HOLDING COMPANY, INC. (“Borrower”), a Virginia corporation, (b) COMSTOCK L’AMBIANCE, L.C., a Virginia limited liability company (“Comstock L’Ambiance”), COMSTOCK SHERBROOKE, L.C., a Virginia limited liability company (“Comstock Sherbrooke”) and CHRISTOPHER CLEMENTE and GREGORY BENSON, jointly and severally (collectively, the “Guarantor”), (c) KATHERINE O’LEARY MCQUIE, a resident of Fairfax County, Virginia and GREGORY L. CARTER, a resident of Fairfax County, Virginia (“Trustees”), and (d) BANK OF AMERICA, N.A., a national banking association, successor in interest to NationsBank, N.A. (the “Lender”).

RECITALS:

WHEREAS, pursuant to the terms of that certain Loan Agreement (the “Original Loan Agreement”) dated as of December 17, 1997, by and among Lender, Borrower, and Comstock L’Ambiance, as modified (as modified, and as the same may be further modified, renewed, supplemented or restated, the “Loan Agreement”), Lender made a loan (the “Loan”) to Borrower in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as evidenced by that certain Revolving Deed of Trust Note dated December 17, 1997 made by Borrower payable to the order of the Lender in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as modified and increased to the principal amount of Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000.00) (as amended, and as the same may be further amended, renewed, supplemented or restated, the “Note”); and

WHEREAS, the Borrower’s obligations under the Note and the Loan are jointly and severally guaranteed by that certain Guaranty Agreement dated as of December 17, 1997, by the Guarantor for the benefit of the Lender (the “Guaranty”); and

WHEREAS, the Loan is secured by that certain Credit Line Deed of Trust and Security Agreement dated as of December 17, 1997 and recorded in Deed Book 10211 at page 1879, among the Land Records of Fairfax County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Deed of Trust”) granting a security interest to the Trustees in certain land located in Fairfax County, Virginia, as more particularly described in Exhibit A attached thereto, and;

WHEREAS, the Borrower’s obligations under the Note and the other Loan Documents (hereinafter defined) are hereinafter collectively called the “Obligations”; the Note, the Deed of Trust, the Loan Agreement, the Guaranty, and all other documents previously, now or hereafter executed and delivered to evidence, secure, guarantee, or in connection with, the Obligations, as the same may from time to time be renewed, extended, amended, supplemented or restated, are hereinafter collectively called the “Loan Documents”; and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Note or providing recourse to Lender with respect thereto are hereinafter collectively called the “Liens”.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree to amend the terms and conditions of the Loan Documents as more specifically set forth below.

1.                                      Recitals.  The recitals set forth above are a material part of this Agreement.  Borrower and Guarantor each acknowledge and affirm the accuracy of the recitals set forth above.

2.                                      Assumption and Release.  Comstock Sherbrooke hereby assumes all of the obligations of Comstock L’Ambiance under the Deed of Trust and under the Guaranty as if it was an original Guarantor.  Lender hereby agrees that Comstock L’Ambiance, but not Comstock Sherbrooke, is hereby released as a Grantor under the Deed of Trust and as a Guarantor under the Guaranty subject to those provisions contained in the Loan Documents which specifically survive the expiration or earlier termination of the Loan Documents.

3.                                      The Sherbrooke Project.  From and after the date hereof, the Projects as defined in the Loan Documents, shall include the acquisition of approximately seventy-three (73) townhouse condominium lots and the construction of up to seventy-three (73) townhouse condominium Units on such lots in the subdivision known as Sherbrooke subject to that certain condominium regime known as the Sherbrooke – II Townhouse Condominium (the “Sherbrooke Condominium”), located at the intersection of Old Bridge Road and Smoketown Road in Prince William County, Virginia, known as the Sherbrooke Project.

4.                                      Speculative Unit Limit.  The maximum aggregate amount of the Loan which may be budgeted at any time for Speculative Units (including model Units) is $1,800,000. The portion of any Loan advance which pertains to a Lot comprising a Speculative Unit shall not exceed ninety percent (90%) of the lesser of (i) the price paid for such Lot by Borrower, or (ii) the Appraised Value for such Lot. The maximum number of Speculative Units (including model Units) that may be financed with Loan proceeds at any one time with respect to any Project shall be ten (10); provided, however, that at the time of the initial advance of Loan proceeds with respect to the Sherbrooke Project, the maximum number of Speculative Units (including model Units) shall be twelve (12), provided further that no subsequent advances of Loan proceeds shall be made until such time as the number of Speculative Units (including model Units) being financed with Loan proceeds at any Project has been reduced to ten (10).

5.                                      Inventory Lot Limit.  The maximum aggregate amount of the Loan which may be budgeted at any time for Inventory Lots is $425,000. With respect to each Inventory Lot, the Lender shall not fund under the Loan an amount in excess of the lesser of (i) seventy-five percent (75%) of the purchase price for such Lot, or (ii) seventy-five percent (75%) of the Appraised Value for such Lot. The maximum number of Inventory Lots that may be financed with Loan proceeds at any one time with respect to any Project shall be nine (9).

6.                                      Plans and Specifications.  Borrower shall provide Lender with satisfactory evidence that any and all plans and specifications prepared in connection with the Sherbrooke Project have been approved by the applicable condominium association and the Commonwealth of Virginia, if such approvals are required.

7.                                      Impositions.  Borrower shall provide Lender with satisfactory evidence that any and all condominium dues and assessments imposed upon the Sherbrooke Project by any condominium association in accordance with any declaration of condominium or any other such

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document of record are paid in full and to date and that no failure to pay any assessment or dues has created a lien which would be superior to that of Lender’s interest hereunder.

8.                                      Insurance.  In the event that any of the insurance requirements contained in the Loan Documents shall be obtain by any condominium association, Borrower shall provide certificates of insurance in a form satisfactory to Lender evidencing that the Sherbrooke Project is covered by all insurance required by the Loan Documents. Comstock Sherbrooke shall have the Board of Directors of the Sherbrooke – II Townhouse Condominium Association designate Lender to be Insurance Trustee pursuant to Section 7.6 of the Sherbrooke By-Laws, hereinafter defined in Paragraph 9.

9.                                      Condominium.  Lender hereby acknowledges that, notwithstanding anything to the contrary in Section 5.5 of the Deed of Trust, the Sherbrooke Project is currently subject to a condominium regime pursuant to that certain Declaration of Sherbrooke – II Townhouse Condominium dated September 19, 1997 and recorded among the land records of Prince William County, Virginia in Deed Book 2489 at Page 1067 (as the same may be modified or amended, the “Sherbrooke Declaration”) and the By-Laws related thereto attached to the Sherbrooke Declaration as Exhibit C (as the same may be modified or amended, the “Sherbrooke By-Laws”) and that certain Declaration of Covenants, Conditions and Restrictions by S. Brooke Corporation and Sherbrooke Swim and Racquet Association dated December 31, 1991 and recorded among the aforesaid Land Records in Deed Book 1877 at Page 1159 (as the same may be modified or amended, the “Recreational Facility Declaration”). Comstock Sherbrooke shall, on a phase by phase basis, become a Special Declarant under the  “Sherbrooke Condominium Documents” (as hereinafter defined) in connection with its acquisition of the Sherbrooke Project on such phase by phase basis pursuant to that certain Transfer of Special Declarant Rights for Sherbrooke – II Townhouse Condominium by and between S. Brooke Corporation and Comstock Sherbrooke, L.C. dated on even date herewith, as the same may be amended (the “Transfer of Special Declarant Rights”) (Comstock Sherbrooke shall be known as “Declarant” for purposes of Paragraphs 9, 10 and 11 herein).  Borrower hereby agrees to provide to Lender a copy of the Transfer of Special Declarant Rights executed in connection with its acquisition of each phase of the Sherbrooke Project within five (5) days of the date hereof. It shall constitute a default under the Loan Documents if there is any amendment, modification or termination of the Sherbrooke Condominium Documents without Lender’s prior written consent; provided, however, Lender understands that the Declarant currently intends to apply to the Commonwealth of Virginia to amend the Sherbrooke Condominium Documents to modify the public offering statement to name Declarant as the declarant under the Sherbrooke Condominium Documents with respect to those phases of the Sherbrooke Condominium which Declarant will be acquiring and to amend the plans of the Sherbrooke Condominium Documents to insert the Unit types which Borrower will be constructing on those phases of the Sherbrooke Condominium which Declarant will acquire (the “Initial Amendment”). Lender hereby consents to the Initial Amendment subject to the following conditions: (i) the Initial Amendment shall be in substantially the same form as that draft of the Initial Amendment previously delivered to the Lender for its review in connection with this Agreement; (ii) no modification to the form of the Initial Amendment shall be submitted to the Commonwealth of Virginia for approval without the prior written consent of Lender; and (iii)  evidence of approval of the Initial Amendment by the Commonwealth of Virginia shall be received by Lender within sixty (60) days following the date hereof. The “Sherbrooke Condominium Documents” shall mean the Sherbrooke Declaration, the Sherbrooke By-Laws, any public offering statement, any plats and plans of the Sherbrooke Condominium, and any

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other documents related to the Sherbrooke Condominium, as any of the foregoing documents maybe amended or modified.

10.                               Future Amendments to the Sherbrooke Condominium Documents.  Notwithstanding anything to the contrary contained in Paragraph 9 of this Agreement, any amendments or modifications of the Sherbrooke Condominium Documents (the “Future Amendments”), other than the Initial Amendment, must have the prior written consent of Lender and shall be subject to the following conditions: (i) no documents shall be submitted to the Commonwealth of Virginia for approval in connection with the Future Amendments without the prior written consent of Lender; (ii) evidence of approval of the Future Amendments by the Commonwealth of Virginia (if required) shall be received by Lender within sixty (60) days following the date of the submission of any Future Amendment to the Commonwealth of Virginia; (iii) in the event Declarant intends a Future Amendment be an amendment or modification of the Sherbrooke Declaration or the Sherbrooke By-Laws, evidence shall be provided to Lender that Declarant has received proper approval or consent, if any such approval or consent is required, to amend the Sherbrooke Declaration or the Sherbrooke By-Laws; and (iv) evidence shall be provided to Lender that any Future Amendment has been executed by S. Brooke Corporation, if required pursuant to the Transfer of Special Declarant Rights. In no event shall Borrower or Declarant subject the Sherbrooke Project or any portion thereof to a new condominium regime without the prior written consent of Lender and approval of any such new condominium documents by Lender.

11.                               Assignment of Declarant Rights.  The Declarant hereby assigns to Lender all of its rights, title and interest as Declarant and Special Declarant in and to the Sherbrooke Condominium and any future condominium association.

12.                               Failure to Pay Condominium Assessments.  Any default by Borrower in the payment of any assessments or fees levied pursuant to any by-laws or condominium declaration or any other condominium instruments for which Borrower or Comstock Sherbrooke are responsible and to which the Sherbrooke Project is subject or which would create a lien on the collateral, or any installment thereof shall be a Default under the Loan Documents.

13.                               Notice to Board of Directors and Managing Agent of Condominium Association.  Borrower agrees to notify the Board of Directors and the Managing Agent of the Condominium Association with the name and address of Lender in accordance with Section 9.1 of the Sherbrooke By-Laws.

14.                               Spreader of Lien.  Borrower hereby irrevocably grants, bargains, and conveys (and to the extent any of such property was previously conveyed to the Trustees pursuant to the Deed of Trust, regrants, rebargains and reconveys) to the Trustees and their respective successors in trust, and their assigns, with power of sale, and the lien of the Deed of Trust is spread to include, the Additional Property as described on Exhibit A-2 attached hereto, to have and to hold the same, together with all and singular the rights, privileges, tenements, hereditaments and appurtenances thereto in any way incident or belonging unto the Trustees and to their successors and assigns forever, in and upon the same uses and trusts and with all the powers and duties as set forth in the Deed of Trust, with like force and effect. All terms, provisions, covenants, stipulations, conditions and agreements contained in the Deed of Trust are incorporated herein by this reference for all purposes. Simultaneously with the recordation hereof, Comstock Sherbrooke agrees to record the Transfer of Special Declarant Rights. In addition, Comstock Sherbrooke agrees that upon substantial completion by Borrower of the

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Units in any particular phase of the Sherbrooke Project to record the form of amendment necessary to expand the Sherbrooke Condominium pursuant to Article 4 of the Sherbrooke Declaration.

15.                               Borrower’s Representations and Warranties.  The Borrower hereby reaffirms all of the representations and warranties set forth in the Loan Documents (as defined in the Loan Agreement, as amended hereby), and further represents and warrants that (a) the execution and delivery of this Agreement do not contravene, resulting in an breach of, or constitute a default under, any deed of trust, loan agreement, indenture or other contract or agreement to which the Borrower is a party or by which the Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which the Borrower or the Property is subject; (b) this Agreement constitutes the legal, valid and binding obligations of the Borrower enforceable in accordance with its terms; (c) the execution and delivery of, and performance under, this Agreement are within the Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of the Borrower’s charter, bylaws or other corporate organizational documents or of any indenture, agreement or undertaking to which the Borrower is a party or by which it is bound; (d) there exists no default under the Note or any other Loan Document; (e) there are no offsets, claims or defenses with respect to the Borrower’s or Guarantor’s obligations under any of the Loan Documents (the “Obligations”); and (f) the Borrower is duly organized and legally existing under the laws of the Commonwealth of Virginia and is duly qualified to do business in the Commonwealth of Virginia. The Borrower further represents and warrants that, except as disclosed in writing to the Lender, there is no suit, judicial or administrative action, claims, investigation, inquiry, proceeding or demand pending (or, to the Borrower’s knowledge threatened) against (i) the Borrower, or against any other person liable directly or indirectly for the Obligations, or (ii) which affects the Property or the Borrower’s title to the Property, or (iii) which affects the validity, enforceability or priority of any of the Loan Documents. The Borrower agrees to indemnify and hold the Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, attorneys’ fees) incurred as a result of any representation or warranty made by the Borrower herein which proves to be untrue or inaccurate in any respect, and any such occurrence shall constitute a default under the Loan Documents.

16.                               Renewal; Lien Continuation; No Novation.  The Borrower hereby renews the Obligations and promises to pay and perform the Obligations as modified by this Agreement. All liens evidenced by the Loan Documents (the “Liens”) are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Obligations or the Liens.  The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

17.                               Expenses.  The Borrower promises to pay all costs and expenses and reimburse the Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default shall have occurred, in connection with this Agreement and all other Loan Documents, and all such amounts shall constitute a portion of the Obligations evidenced by the Note and secured by the Loan Documents.

18.                               Miscellaneous.  To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit

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the parties hereto and their respective heirs, beneficiaries administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the Commonwealth of Virginia and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement. Any terms not defined herein shall have the meanings set forth in the Loan Documents.

19.                               Reaffirmation of Guaranty.  Each Guarantor, by signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with the Lender that, subject to the provisions of Paragraph 2 herein, the Guaranty is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims or defenses of the Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects.  Each Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty.  Each Guarantor acknowledges that without this consent and reaffirmation, Lender would not execute this Agreement or otherwise consent to its terms.  Each Guarantor, by signature below, hereby acknowledges and agrees that Comstock Sherbrooke joins herein as a Guarantor under the Guaranty as if it was an original Guarantor and that Comstock L’Ambiance is released as a Guarantor under the Guaranty, subject to those provisions contained in the

Guaranty which expressly survive the expiration or earlier termination of the Guaranty.

20.                               Authorization of Trustees.  Lender, by its execution hereof, authorizes and instructs the Trustees to execute this instrument for the purposes set forth herein and expressly acknowledges that either Trustee may act and the execution by both Trustees shall not be required.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

6

EXECUTED ON THE DATE OR DATES OF THE ACKNOWLEDGMENTS HEREOF, BUT EFFECTIVE AS OF THE DATE FIRST STATED IN THIS AGREEMENT.

ATTEST/WITNESS:		BORROWER

COMSTOCK HOLDING COMPANY, INC.,
a Virginia corporation

By:	/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente	(SEAL)
Print Name:	KELLY L. WYCHE	Christopher Clemente
Print Title:		Chief Executive Officer

[SEAL]

ATTEST/WITNESS:		COMSTOCK SHERBROOKE:

COMSTOCK SHERBROOKE, L.C., a Virginia limited liability company

		By:	Comstock Holding Company, Inc., a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente	(SEAL)
Print Name:	KELLY L. WYCHE		Christopher Clemente
Print Title:			Chief Executive Officer

[SEAL]

ATTEST/WITNESS:		LENDER:

BANK OF AMERICA, N.A.

By:	/s/ John M Dezinno	By:	/s/ Linda P. Long
Print Name: JOHN M DEZINNO			Linda P. Long
Print Title: VICE PRESIDENT			Vice President

[SEAL]

[signatures continue on next page]

7

ATTEST/WITNESS:		GUARANTORS

/s/ Kelly L. Wyche		/s/ Christopher Clemente
Print Name: KELLY L. WYCHE		Christopher Clemente, individually [SEAL]

/s/ Kelly L.Wyche		/s/ Gregory Benson
Print Name: Kelly L. Wyche		Gregory Benson, individually [SEAL]

ATTEST/WITNESS:		COMSTOCK L’AMBIANCE, L.C., a Virginia limited liability company

		By:	Comstock Holding Company, Inc., a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente
Print Name: KELLY L. WYCHE				Christopher Clemente
Print Title:				Chief Executive Officer

[SEAL]

ATTEST/WITNESS:		COMSTOCK SHERBROOKE, L.C., a Virginia limited liability company

		By:	Comstock Holding Company, Inc., a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente
Print Name: KELLY L. WYCHE				Christopher Clemente
Print Title:				Chief Executive Officer

[SEAL]

ATTEST/WITNESS:			TRUSTEES

/s/ Linda Long			/s/ Katherine O’Leary McQuie
Print Name: LINDA LONG			Katherine O’Leary McQuie, Trustee

/s/ Linda Long			/s/ Gregory L. Carter
Print Name: LINDA LONG			Gregory L. Carter, Trustee

[acknowledgements on following pages]

8

PREPARED OUT OF STATE

SIXTH LOAN MODIFICATION AGREEMENT

THIS SIXTH LOAN MODIFICATION AGREEMENT (this “Agreement”) is made as of the 20th day of July, 2000, by and among (a) COMSTOCK HOLDING COMPANY, INC. (“Borrower”), a Virginia corporation, (b) COMSTOCK SHERBROOKE, L.C., a Virginia limited liability company (“Comstock Sherbrooke”) and CHRISTOPHER CLEMENTE and GREGORY BENSON, jointly and severally (collectively, the “Guarantor”), (c) KATHERINE O’LEARY MCQUIE, a resident of Fairfax County, Virginia and GREGORY L. CARTER, a resident of Fairfax County, Virginia (“Trustees”), and (d) BANK OF AMERICA, N.A., a national banking association, successor in interest to NationsBank, N.A. (the “Lender”).

RECITALS:

WHEREAS, pursuant to the terms of that certain Loan Agreement (the “Original Loan Agreement”) dated as of December 17, 1997, by and among Lender, Borrower, and Comstock L’Ambiance, as modified (as modified, and as the same may be further modified, renewed, supplemented or restated, the “Loan Agreement”), Lender made a loan (the “Loan”) to Borrower in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as evidenced by that certain Revolving Deed of Trust Note dated December 17, 1997 made by Borrower payable to the order of the Lender in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as modified and increased to the principal amount of Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000.00) (as amended, and as the same may be further amended, renewed, supplemented or restated, the “Note”); and

WHEREAS, the Borrower’s obligations under the Note and the Loan are jointly and severally guaranteed by that certain Guaranty Agreement dated as of December 17, 1997, by the Guarantor for the benefit of the Lender (the “Guaranty”); and

WHEREAS, the Loan is secured by that certain Credit Line Deed of Trust and Security Agreement dated as of December 17, 1997 and recorded in Deed Book 10211 at page 1879, among the Land Records of Fairfax County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Deed of Trust”) granting a security interest to the Trustees in certain land located in Fairfax County, Virginia, as more particularly described in Exhibit A attached thereto and that certain Supplemental Credit Line Deed of Trust and Security Agreement dated as of March 6, 2000 and recorded in Deed Book     at page     , among the Land Records of Prince William County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Supplemental Deed of Trust”), and;

WHEREAS, the Borrower’s obligations under the Note and the other Loan Documents (hereinafter defined) are hereinafter collectively called the “Obligations”; the Note, the Deed of Trust, the Supplemental Deed of Trust, the Loan Agreement, the Guaranty, and all other documents previously, now or hereafter executed and delivered to evidence, secure, guarantee, or in connection with, the Obligations, as the same may from time to time be renewed, extended, amended, supplemented or restated, are hereinafter collectively called the “Loan Documents”; and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Note or providing recourse to Lender with respect thereto are hereinafter collectively called the “Liens”

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree to amend the terms and conditions of the Loan Documents as more specifically set forth below.

1.                                      Recitals.  The recitals set forth above are a material part of this Agreement.  Borrower and Guarantor each acknowledge and affirm the accuracy of the recitals set forth above.

2.                                      Loan Amount. The maximum principal amount that may be committed under the Loan at any time shall be Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00).

3.                                      Maturity Date.  All of the Obligations, including (without limitation) all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts outstanding under the Note and the other Loan Documents, shall be due and payable in full on June 30, 2001 (the “Maturity Date”). All references to the Maturity Date contained in the Loan Documents shall refer to the Maturity Date as defined in this Agreement. Notwithstanding the above, in the event the Lender does not agree in its sole and absolute discretion to extend the Maturity Date prior to the date thereof, the principal amount outstanding under the Loan on the Maturity Date with respect to any Pre-Sold Unit, Speculative Unit or Inventory Lot shall be due and payable on the earlier of (i) the date calculated in accordance with Paragraph 2.2(g) of the Loan Agreement as amended or (ii) October 30, 2001.

4.                                      Financial Statements.  From and after the date hereof, annual financial statements required to be furnished to Lender by the Borrower and Guarantor shall be furnished to Lender as soon as available, but in no event later than one hundred fifty (150) days after the end of each calendar year.

5.                                      Restrictions on Future Purchases.  From and after the date hereof, Section 5.1 of the Loan Agreement is hereby deleted in its entirety and shall be of no further force and effect.

6.                                      Borrower’s Representations and Warranties.  The Borrower hereby reaffirms all of the representations and warranties set forth in the Loan Documents (as defined in the Loan Agreement, as amended hereby), and further represents and warrants that (a) the execution and delivery of this Agreement do not contravene, resulting in an breach of, or constitute a default under, any deed of trust, loan agreement, indenture or other contract or agreement to which the Borrower is a party or by which the Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which the Borrower or the Property is subject; (b) this Agreement constitutes the legal, valid and binding obligations of the Borrower enforceable in accordance with its terms; (c) the execution and delivery of, and performance under, this Agreement are within the Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of the Borrower’s charter, bylaws or other corporate organizational documents or of any indenture, agreement or undertaking to which the Borrower is a party or by which it is bound; (d) there exists no default under the Note or any other Loan Document; (e) there are no offsets, claims or defenses with respect to the Borrower’s or

2

Guarantor’s obligations under any of the Loan Documents (the “Obligations”); and (f) the Borrower is duly organized and legally existing under the laws of the Commonwealth of Virginia and is duly qualified to do business in the Commonwealth of Virginia. The Borrower further represents and warrants that, except as disclosed in writing to the Lender, there is no suit, judicial or administrative action, claims, investigation, inquiry, proceeding or demand pending (or, to the Borrower’s knowledge threatened) against (i) the Borrower, or against any other person liable directly or indirectly for the Obligations, or (ii) which affects the Property or the Borrower’s title to the Property, or (iii) which affects the validity, enforceability or priority of any of the Loan Documents. The Borrower agrees to indemnify and hold the Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, attorneys’ fees) incurred as a result of any representation or warranty made by the Borrower herein which proves to be untrue or inaccurate in any respect, and any such occurrence shall constitute a default under the Loan Documents.

7.                                      Renewal; Lien Continuation: No Novation.  The Borrower hereby renews the Obligations and promises to pay and perform the Obligations as modified by this Agreement. All liens evidenced by the Loan Documents (the “Liens”) are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Obligations or the Liens.  The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

8.                                      Expenses.  The Borrower promises to pay all costs and expenses and reimburse the Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default shall have occurred, in connection with this Agreement and all other Loan Documents, and all such amounts shall constitute a portion of the Obligations evidenced by the Note and secured by the Loan Documents.

9.                                      Miscellaneous.  To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the Commonwealth of Virginia and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement. Any terms not defined herein shall have the meanings set forth in the Loan Documents.

10.                               Reaffirmation of Guaranty.  Each Guarantor, by signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with the Lender that, the Guaranty is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims or defenses of the Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty. Each Guarantor acknowledges that without this consent and reaffirmation, Lender would not execute this Agreement or otherwise consent to its terms.

3

11.                               Authorization of Trustees.  Lender, by its execution hereof, authorizes and instructs the Trustees to execute this instrument for the purposes set forth herein and expressly acknowledges that either Trustee may act and the execution by both Trustees shall not be required.

EXECUTED ON THE DATE OR DATES OF THE ACKNOWLEDGMENTS HEREOF, BUT EFFECTIVE AS OF THE DATE FIRST STATED IN THIS AGREEMENT.

ATTEST/WITNESS:		BORROWER:

COMSTOCK HOLDING COMPANY, INC.,
a Virginia corporation

By:	/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente		(SEAL)
Print Name:	KELLY L. WYCHE	Christopher Clemente
Print Title:		Chief Executive Officer

[SEAL]

ATTEST/WITNESS:		COMSTOCK SHERBROOKE:

COMSTOCK SHERBROOKE, L.C., a Virginia limited liability company

		By:	Comstock Holding Company, Inc., a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente	(SEAL)
Print Name:	KELLY L. WYCHE		Christopher Clemente
Print Title:			Chief Executive Officer

[SEAL]

ATTEST/WITNESS:		LENDER:

BANK OF AMERICA, N.A.

By:	/s/ John M De Zinno	By:	/s/ Linda P. Long
Print Name: JOHN M DE ZINNO			Linda P. Long
Print Title: Vice President			Vice President

[SEAL]

4

[signatures continue on next page]

ATTEST/WITNESS:		GUARANTORS

/s/ Kelly L. Wyche		/s/ Christopher Clemente
Print Name: KELLY L. WYCHE		Christopher Clemente, individually [SEAL]

/s/ Kelly L. Wyche		/s/ Gregory Benson
Print Name: KELLY L. WYCHE		Gregory Benson, individually [SEAL]

ATTEST/WITNESS:		COMSTOCK SHERBROOKE, L.C., a Virginia limited liability company

		By:	Comstock Holding Company, Inc., a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente
Print Name: KELLY L. WYCHE				Christopher Clemente
Print Title:				Chief Executive Officer

[SEAL]

ATTEST/WITNESS:		TRUSTEES

Print Name:			Katherine O’Leary McQuie, Trustee

/s/ John M De Zinno			/s/ Gregory L. Carter
Print Name: JOHN M DE ZINNO			Gregory L. Carter, Trustee

[acknowledgements on following pages]

5

PREPARED OUT OF STATE

SEVENTH LOAN MODIFICATION AGREEMENT

THIS SEVENTH LOAN MODIFICATION AGREEMENT (this “Agreement”) is made as of the 18th day of January, 2001, by and among (a) COMSTOCK HOLDING COMPANY, INC. (“Borrower”), a Virginia corporation, (b) COMSTOCK SHERBROOKE, L.C., a Virginia limited liability company (“Comstock Sherbrooke”) and CHRISTOPHER CLEMENTE and GREGORY BENSON, jointly and severally (collectively, the “Guarantor”), (c) KATHERINE O’LEARY MCQUIE, a resident of Fairfax County, Virginia and GREGORY L. CARTER, a resident of Fairfax County, Virginia (“Trustees”), and (d) BANK OF AMERICA, N.A., a national banking association, successor in interest to NationsBank, N.A. (the “Lender”).

RECITALS:

WHEREAS, pursuant to the terms of that certain Loan Agreement (the “Original Loan Agreement”) dated as of December 17, 1997, by and among Lender, Borrower, and Comstock L’Ambiance, as modified (as modified, and as the same may be further modified, renewed, supplemented or restated, the “Loan Agreement”), Lender made a loan (the “Loan”) to Borrower in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as evidenced by that certain Revolving Deed of Trust Note dated December 17, 1997 made by Borrower payable to the order of the Lender in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as modified and increased to the current principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (as amended, and as the same may be further amended, renewed, supplemented or restated, the “Note”); and

WHEREAS, the Borrower’s obligations under the Note and the Loan are jointly and severally guaranteed by that certain Guaranty Agreement dated as of December 17, 1997, by the Guarantor for the benefit of the Lender (the “Guaranty”); and

WHEREAS, the Loan is secured by that certain Credit Line Deed of Trust and Security Agreement dated as of December 17, 1997 and recorded in Deed Book 10211 at page 1879, among the Land Records of Fairfax County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Deed of Trust”) granting a security interest to the Trustees in certain land located in Fairfax County, Virginia, as more particularly described in Exhibit A attached thereto and that certain Supplemental Credit Line Deed of Trust and Security Agreement dated as of March 6, 2000 and recorded among the Land Records of Prince William County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Supplemental Deed of Trust”), and;

WHEREAS, the Borrower’s obligations under the Note and the other Loan Documents (hereinafter defined) are hereinafter collectively called the “Obligations”; the Note, the Deed of Trust, the Supplemental Deed of Trust, the Loan Agreement, the Guaranty, and all other documents previously, now or hereafter executed and delivered to evidence, secure, guarantee, or in connection with, the Obligations, as the same may from time to time be renewed, extended, amended, supplemented or restated, are hereinafter collectively called the “Loan Documents”; and

all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Note or providing recourse to Lender with respect thereto are hereinafter collectively called the “Liens”

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree to amend the terms and conditions of the Loan Documents as more specifically set forth below.

1.                                      Recitals.  The recitals set forth above are a material part of this Agreement. Borrower and Guarantor each acknowledge and affirm the accuracy of the recitals set forth above.

2.                                      Speculative Unit Limit. The maximum aggregate amount of the Loan which may be budgeted at any time for Speculative Units (including model Units) is $1,200,000.

3.                                      Inventory Lot Limit.  The maximum aggregate amount of the Loan which may be budgeted at any time for Inventory Lots is $200,000.

4.                                      Borrower’s Representations and Warranties.  The Borrower hereby reaffirms all of the representations and warranties set forth in the Loan Documents (as defined in the Loan Agreement, as amended hereby), and further represents and warrants that (a) the execution and delivery of this Agreement do not contravene, resulting in an breach of, or constitute a default under, any deed of trust, loan agreement, indenture or other contract or agreement to which the Borrower is a party or by which the Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which the Borrower or the Property is subject; (b) this Agreement constitutes the legal, valid and binding obligations of the Borrower enforceable in accordance with its terms; (c) the execution and delivery of, and performance under, this Agreement are within the Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of the Borrower’s charter, bylaws or other corporate organizational documents or of any indenture, agreement or undertaking to which the Borrower is a party or by which it is bound; (d) there exists no default under the Note or any other Loan Document; (e) there are no offsets, claims or defenses with respect to the Borrower’s or Guarantor’s obligations under any of the Loan Documents (the “Obligations”); and (f) the Borrower is duly organized and legally existing under the laws of the Commonwealth of Virginia and is duly qualified to do business in the Commonwealth of Virginia. The Borrower further represents and warrants that, except as disclosed in writing to the Lender, there is no suit, judicial or administrative action, claims, investigation, inquiry, proceeding or demand pending (or, to the Borrower’s knowledge threatened) against (i) the Borrower, or against any other person liable directly or indirectly for the Obligations, or (ii) which affects the Property or the Borrower’s title to the Property, or (iii) which affects the validity, enforceability or priority of any of the Loan Documents.  The Borrower agrees to indemnify and hold the Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, attorneys’ fees) incurred as a result of any representation or warranty made by the Borrower herein which proves to be untrue or inaccurate in any respect, and any such occurrence shall constitute a default under the Loan Documents.

5.                                      Renewal; Lien Continuation; No Novation.  The Borrower hereby renews the Obligations and promises to pay and perform the Obligations as modified by this Agreement. All liens evidenced by the Loan Documents (the “Liens”) are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in

2

any manner diminish, impair, waive or extinguish the Note, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

6.                                      Expenses.  The Borrower promises to pay all costs and expenses and reimburse the Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default shall have occurred, in connection with this Agreement and all other Loan Documents, and all such amounts shall constitute a portion of the Obligations evidenced by the Note and secured by the Loan Documents.

7.                                      Miscellaneous.  To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the Commonwealth of Virginia and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement.  Any terms not defined herein shall have the meanings set forth in the Loan Documents.

8.                                      Reaffirmation of Guaranty.  Each Guarantor, by signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with the Lender that, the Guaranty is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims or defenses of the Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor hereby reaffirms ail of the representations and warranties set forth in the Guaranty. Each Guarantor acknowledges that without this consent and reaffirmation, Lender would not execute this Agreement or otherwise consent to its terms.

9.                                      Authorization of Trustees.  Lender, by its execution hereof, authorizes and instructs the Trustees to execute this instrument for the purposes set forth herein and expressly acknowledges that either Trustee may act and the execution by both Trustees shall not be required.

3

EXECUTED ON THE DATE OR DATES OF THE ACKNOWLEDGMENTS HEREOF, BUT EFFECTIVE AS OF THE DATE FIRST STATED IN THIS AGREEMENT.

ATTEST/WITNESS:		BORROWER

COMSTOCK HOLDING COMPANY, INC.,
a Virginia corporation

By:	/s/ Jubal Thompson	By:	/s/ Christopher Clemente	(SEAL)
Print Name: JUBAL THOMPSON		Christopher Clemente
Print Title: Counsel		Chief Executive Officer

[SEAL]

ATTEST/WITNESS:		COMSTOCK SHERBROOKE:

COMSTOCK SHERBROOKE, LC.,
a Virginia limited liability company

		By:	Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Jubal Thompson		By:	/s/ Christopher Clemente	(SEAL)
Print Name: JUBAL THOMPSON			Christopher Clemente
Print Title: Counsel			Chief Executive Officer

[SEAL]

ATTEST/WITNESS:		LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Lendra E. Lundofer	By:	/s/ Linda P. Long
Print Name: Lendra E. Lundofer			Linda P. Long
Print Title: Vice President			Vice President

[SEAL]

[signatures continue on next page]

4

ATTEST/WITNESS:		GUARANTORS

/s/ Jubal Thompson		/s/ Christopher Clemente
Print Name: JUBAL THOMPSON		Christopher Clemente, individually [SEAL]

/s/ Jubal Thompson		/s/ Gregory Benson
Print Name: JUBAL THOMPSON		Gregory Benson, individually [SEAL]

ATTEST/WITNESS:		COMSTOCK SHERBROOKE, L.C.,
a Virginia limited liability company

		By:	Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Jubal Thompson	By:	/s/ Christopher Clemente
Print Name: JUBAL THOMPSON		Christopher Clemente
Print Title: Counsel		Chief Executive Officer

[SEAL]

ATTEST/WITNESS:		TRUSTEES

Print Name:		Katherine O’Leary McQuie, Trustee

/s/ Lendra E. Lundofer		/s/ Gregory L. Carter
Print Name: LENDRA E. LUNDOFER		Gregory L. Carter, Trustee

[acknowledgements on following pages]

5

PREPARED OUT OF STATE

EIGHTH LOAN MODIFICATION AND SPREADER AGREEMENT

THIS EIGHTH LOAN MODIFICATION AND SPREADER AGREEMENT (this “Agreement”) is made as of the 5 day of March, 2001, by and among (a) COMSTOCK HOLDING COMPANY, INC. (“Borrower”), a Virginia corporation, (b) COMSTOCK SHERBROOKE, L.C., a Virginia limited liability company (“Comstock Sherbrooke”) and CHRISTOPHER CLEMENTE and GREGORY BENSON, jointly and severally (collectively, the “Guarantor”), (c) KATHERINE O’LEARY MCQUIE, a resident of Fairfax County, Virginia and GREGORY L. CARTER, a resident of Fairfax County, Virginia (Trustees”), and (d) BANK OF AMERICA, N.A., a national banking association, successor in interest to NationsBank, N.A. (the “Lender”).

RECITALS:

WHEREAS, pursuant to the terms of that certain Loan Agreement (the “Original Loan Agreement”) dated as of December 17, 1997, by and among Lender, Borrower, and Comstock L’Ambiance, as modified (as modified, and as the same may be further modified, renewed, supplemented or restated, the “Loan Agreement”), Lender made a loan (the “Loan”) to Borrower in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as evidenced by that certain Revolving Deed of Trust Note dated December 17, 1997 made by Borrower payable to the order of the Lender in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as modified and increased to the current principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (as amended, and as the same may be further amended, renewed, supplemented or restated, the “Note”); and

WHEREAS, the Borrower’s obligations under the Note and the Loan are jointly and severally guaranteed by that certain Guaranty Agreement dated as of December 17,1997, by the Guarantor for the benefit of the Lender (the “Guaranty”); and

WHEREAS, the Loan is secured by that certain Credit Line Deed of Trust and Security Agreement dated as of December 17, 1997 and recorded in Deed Book 10211 at page 1879, among the Land Records of Fairfax County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Deed of Trust”) granting a security interest to the Trustees in certain land located in Fairfax County, Virginia, as more particularly described in Exhibit A attached thereto and that certain Supplemental Credit Line Deed of Trust and Security Agreement dated as of March 6, 2000 and recorded among the Land Records of Prince William County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Supplemental Deed of Trust”), and;

WHEREAS, the Borrower’s obligations under the Note and the other Loan Documents (hereinafter defined) are hereinafter collectively called the “Obligations”; the Note, the Deed of Trust, the Supplemental Deed of Trust, the Loan Agreement, the Guaranty, and all other documents previously, now or hereafter executed and delivered to evidence, secure, guarantee, or in connection with, the Obligations, as the same may from time to time be renewed, extended, amended, supplemented or restated, are hereinafter collectively called the “Loan Documents”; and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Note or providing recourse to Lender with respect thereto are hereinafter collectively called the “Liens”

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor and Lender hereby agree to amend the terms and conditions of the Loan Documents as more specifically set forth below.

1.                                      Recitals.  The recitals set forth above are a material part of this Agreement. Borrower and Guarantor each acknowledge and affirm the accuracy of the recitals set forth above.

2.                                      Loan Amount.  The maximum principal amount that may be committed under the Loan at any time shall be Three Million Three Hundred Thousand and 00/100 Dollars ($3,300,000.00).

3.                                      Spread of Lien.  Comstock Sherbrooke hereby irrevocably grants, bargains, and conveys (and to the extent any of such property was previously conveyed to the Trustees pursuant to the Deed of Trust, regrants, rebargains and reconveys) to the Trustee and its respective successors in trust, and their assigns, with power of sale, and the lien of the Deed of Trust is spread to include, the Additional Property as described on Exhibit A-1 attached hereto, to have and to hold the same, together with all and singular the rights, privileges, tenements, hereditaments and appurtenances thereto in any way incident or belonging unto the Trustee and to its successors and assigns forever, in and upon the same uses and trusts and with all the powers and duties as set forth in the Deed of Trust, with like force and effect. All terms, provisions, covenants, stipulations, conditions and agreements contained in the Deed of Trust are incorporated herein by this reference for all purposes.

All references in the Deed of Trust to the “Land” shall be deemed to include the Additional Property described in Exhibit A-1 attached hereto in addition to the real property described in Exhibit A attached hereto. The parties hereto agree that whenever the term “Land” is used in the Deed of Trust and the other Loan Documents, shall be deemed to include not only the real property described in Exhibit A, but also the real property described in Exhibit A-1.

4.                                      Loan Fee.  Upon execution hereof, Borrower shall pay to Lender an irrevocable Loan fee in the amount of Three Hundred Thirty-Three Dollars ($333.00).

5.                                      Borrower’s and Comstock Sherbrooke’s Representations and Warranties.  The Borrower and Comstock Sherbrooke hereby jointly and severally reaffirm all of the representations and warranties set forth in the Loan Documents (as defined in the Loan Agreement, as amended hereby), and further jointly and severally represent and warrant that (a) the execution and delivery of this Agreement do not contravene, resulting in an breach of, or constitute a default under, any deed of trust, loan agreement, indenture or other contract or agreement to which the Borrower or Comstock Sherbrooke is a party or by which the Borrower, Comstock Sherbrooke or any of their respective properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which the Borrower, Comstock Sherbrooke or the Property is subject; (b) this Agreement constitutes the legal, valid and binding obligations of the Borrower and Comstock Sherbrooke enforceable in accordance with its terms; (c) the execution and delivery of, and performance under, this Agreement are within the Borrower’s and Comstock Sherbrooke’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of the Borrower’s or Comstock Sherbrooke’s charter, bylaws or other corporate organizational documents or of any indenture, agreement or undertaking to which the Borrower or Comstock Sherbrooke is a party or by which it is bound; (d) there exists no default under the Note or any other Loan

2

Document; (e) there are no offsets, claims or defenses with respect to the Borrower’s or Guarantor’s obligations under any of the Loan Documents (the “Obligations”); and (f) the Borrower and Comstock Sherbrooke are each duly organized and legally existing under the laws of the Commonwealth of Virginia and is duly qualified to do business in the Commonwealth of Virginia. The Borrower and Comstock Sherbrooke further jointly and severally represent and warrant that, except as disclosed in writing to the Lender, there is no suit, judicial or administrative action, claims, investigation, inquiry, proceeding or demand pending (or, to the Borrower’s or Comstock Sherbrooke’s knowledge threatened) against (i) the Borrower, or against any other person liable directly or indirectly for the Obligations, or (ii) which affects the Property or the Borrower’s or Comstock Sherbrooke’s title to the Property, or (iii) which affects the validity, enforceability or priority of any of the Loan Documents. The Borrower and Comstock Sherbrooke jointly and severally agree to indemnify and hold the Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, attorneys’ fees) incurred as a result of any representation or warranty made by the Borrower or Comstock Sherbrooke herein which proves to be untrue or inaccurate in any respect, and any such occurrence shall constitute a default under the Loan Documents.

6.                                      Renewal; Lien Continuation; No Novation.  The Borrower hereby renews the Obligations and promises to pay and perform the Obligations as modified by this Agreement. All liens evidenced by the Loan Documents (the “Liens”) are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

7.                                      Expenses.  The Borrower promises to pay all costs and expenses and reimburse the Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default shall have occurred, in connection with this Agreement and all other Loan Documents, and all such amounts shall constitute a portion of the Obligations evidenced by the Note and secured by the Loan Documents.

8.                                      Miscellaneous.  To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the Commonwealth of Virginia and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement.  Any terms not defined herein shall have the meanings set forth in the Loan Documents.

9.                                      Reaffirmation of Guaranty.  Each Guarantor, by signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with the Lender that, the Guaranty is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims or defenses of the Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty. Each Guarantor acknowledges that without this consent and reaffirmation, Lender would not execute this Agreement or otherwise consent to its terms.

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10.                               Authorization of Trustees.  Lender, by its execution hereof, authorizes and instructs the Trustees to execute this instrument for the purposes set forth herein and expressly acknowledges that either Trustee may act and the execution by both Trustees shall not be required.

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EXECUTED ON THE DATE OR DATES OF THE ACKNOWLEDGMENTS HEREOF, BUT EFFECTIVE AS OF THE DATE FIRST STATED IN THIS AGREEMENT.

ATTEST/WITNESS:		BORROWER

COMSTOCK HOLDING COMPANY, INC.,
a Virginia corporation

By:	/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente		(SEAL)
Print Name:	KELLY L. WYCHE		Christopher Clemente
Print Title:			Chief Executive Officer

[SEAL]

ATTEST/WITNESS:		COMSTOCK SHERBROOKE:

COMSTOCK SHERBROOKE, LC.,
a Virginia limited liability company

		By:	Comstock Holding Company, Inc., a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente	(SEAL)
Print Name:	KELLY L. WYCHE		Christopher Clemente
Print Title:			Chief Executive Officer

[SEAL]

ATTEST/WITNESS:		LENDER:

BANK OF AMERICA, N.A.

By:	/s/ John M De Zinno	By:	/s/ Linda P. Long
Print Name:	JOHN M DE ZINNO		Linda P. Long
Print Title:	SR. VICE PRESIDENT		Vice President

[SEAL]

[signatures continue on next page]

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ATTEST/WITNESS:		GUARANTORS

/s/ Kelly L. Wyche		/s/ Christopher Clemente
Print Name:	KELLY L. WYCHE	Christopher Clemente, individually [SEAL]

/s/ Kelly L Wyche		/s/ Gregory Benson
Print Name:	KELLY L WYCHE	Gregory Benson, individually [SEAL]

ATTEST/WITNESS:		COMSTOCK SHERBROOKE, L.C., a Virginia limited liability company

		By:	Comstock Holding Company, Inc., a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente
Print Name:	KELLY L. WYCHE			Christopher Clemente
Print Title:				Chief Executive Officer

[SEAL]

ATTEST/WITNESS:			TRUSTEES

Print Name:			Katherine O’Leary McQuie, Trustee

/s/ John M De Zinno			/s/ Gregory L. Carter
Print Name:	JOHN M DE ZINNO		Gregory L. Carter, Trustee

[acknowledgements on following pages]

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PREPARED OUT OF STATE

NINTH LOAN MODIFICATION AND SPREADER AGREEMENT

THIS NINTH LOAN MODIFICATION AND SPREADER AGREEMENT (this “Agreement”) is made as of the 31 day of August, 2001, by and among (a) COMSTOCK HOLDING COMPANY, INC. (“Borrower”), a Virginia corporation, (b) COMSTOCK SHERBROOKE, L.C., (“Comstock Sherbrooke”), a Virginia limited liability company, COMSTOCK FAIRFAX I, L.C., (“Comstock Fairfax”) a Virginia limited liability company, COMSTOCK SERVICE CORP., INC., (“Comstock Service”), a Virginia corporation, CHRISTOPHER CLEMENTE and GREGORY BENSON, jointly and severally (collectively, the “Guarantor”), (c) LINDA P. LONG, a resident of Loudoun County, Virginia and GREGORY L. CARTER, a resident of Fairfax County, Virginia (Trustees”), and (d) BANK OF AMERICA, N.A., a national banking association, successor in interest to NationsBank, N.A. (the “Lender”).

RECITALS:

WHEREAS, pursuant to the terms of that certain Loan Agreement (the “Original Loan Agreement”) dated as of December 17, 1997, by and among Lender, Borrower, and Comstock L’Ambiance (as modified, and as the same may be further modified, renewed, supplemented or restated, the “Loan Agreement”), Lender made a loan (the “Loan”) to Borrower in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as evidenced by that certain Revolving Deed of Trust Note dated December 17, 1997 made by Borrower payable to the order of the Lender in the original principal amount of Two Million and No/100 Dollars ($2,000,000,00), as modified and increased to the current principal amount of Three Million Three Hundred Thousand and No/100 Dollars ($3,300,000.00) (as amended, and as the same may be further amended, renewed, supplemented or restated, the “Note”); and

WHEREAS, the Borrower’s obligations under the Note and the Loan are jointly and severally guaranteed by that certain Guaranty Agreement dated as of December 17, 1997, by the Guarantor for the benefit of the Lender (the “Guaranty”); and

WHEREAS, the Loan is secured by that certain Credit Line Deed of Trust and Security Agreement dated as of December 17, 1997 and recorded in Deed Book 10211 at page 1879, among the Land Records of Fairfax County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Deed of Trust”) granting a security interest to the Trustees in certain land located in Fairfax County, Virginia, as more particularly described in Exhibit A attached thereto and that certain Supplemental Credit Line Deed of Trust and Security Agreement dated as of March 6, 2000 and recorded among the Land Records of Prince William County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Supplemental Deed of Trust”), and;

WHEREAS, Lender and Borrower have mutually agreed to increase the principal amount of the Loan and the Note to the maximum aggregate amount of Seven Million Four Hundred Thousand and No/100 Dollars ($7,400,000.00) which Borrower shall use for acquisition and construction of Phase 16 at Sherbrooke Townhouse Condominium (the “Additional Property”) on the terms and conditions set forth herein.

WHEREAS, all of the obligations under the Loan, as modified hereby, shall be secured by the Deed of Trust as amended and spread hereby to encumber the Additional Property.

NOW, THEREFORE, in consideration of the premises and of the sum of Ten Dollars ($10.00), the receipt and sufficiency of which are hereby acknowledged by all parties, the parties agree as follows:

1.                                        Recitals.  The recitals set forth above are a material part of this Agreement.  Borrower and Guarantor each acknowledge and affirm the accuracy of the recitals set forth above.

2.                                        Definitions.  All capitalized terms herein, unless otherwise defined, shall have the same meaning ascribed to such terms as in the Loan Documents.

3.                                         Loan Amount.  The second sentence of Paragraph 1.1 (r) of the Loan Agreement is hereby deleted and replaced with the following:

During the term of the Loan, as set forth in the Note, the Borrower may borrow, repay and reborrow amounts under the Loan; provided, however, that the maximum amount available for disbursement at any time under the Loan shall equal (a) Seven Million Four Hundred Thousand and No/100 Dollars ($7,400,000.00) minus (b) the total amount then advanced and outstanding under the Loan, provided however, that Lender shall not make the initial advance under the Loan with respect to any Inventory Lot or Unit for which funds have not previously been advanced under the Loan if the total amount budgeted under the Loan for all Inventory Lots and Units for which funds have been advanced under the Loan and not repaid in full equals or exceeds Twelve Million and No/100 Dollars ($12,000,000.00).

4.                                         Maturity Date. All of the Obligations, including (without limitation) all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts outstanding under the Note and the other Loan Documents, shall be due and payable in full on December 31, 2002 (the “Maturity Date”). All references to the Maturity Date contained in the Loan Documents shall refer to the Maturity Date as defined in this Agreement.  Notwithstanding the above, in the event the Lender does not agree in its sole and absolute discretion to extend the Maturity Date prior to June 30, 2002, the principal amount outstanding under the Loan on the Maturity Date with respect to any Pre-Sold Unit, Speculative Unit or Inventory Lot shall be due and payable on the earlier of (i) the date calculated in accordance with Paragraph 2.2(g) of the Loan Agreement as amended or (ii) the Maturity Date.

5.                                        Spread of Lien. Comstock Holding and Comstock Sherbrooke hereby irrevocably grant, bargain, and convey (and to the extent any of such property was previously conveyed to the Trustees pursuant to the Deed of Trust, regrants, rebargains and reconveys) to the Trustee and its respective successors in trust, and their assigns, with power of sale, and the lien of the Deed of Trust is spread to include the Additional Property as described in Exhibit A-1 attached hereto, to have and to hold the same, together with all and singular the rights, privileges, tenements, hereditaments and appurtenances thereto in any way incident or belonging unto the Trustee and to its successors and assigns forever, in and upon the same uses and trusts and with all the powers and duties as set forth in the Deed of Trust, with like force and effect.  All terms, provisions, covenants, stipulations, conditions and agreements contained in the Deed of Trust are incorporated herein by this reference for all purposes.

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All references in the Deed of Trust to the “Land” shall be deemed to include the Additional Property described in Exhibit A-1 attached hereto in addition to the real property described in Exhibit A attached hereto. The parties hereto agree that whenever the term “Land” is used in the Deed of Trust and the other Loan Documents, shall be deemed to include not only the real property described in Exhibit A, but also the real property described in Exhibit A-1.

6.                                       Financial Statements. From and after the date hereof, financial statements required to be furnished to Lender by the Borrower and Guarantor shall be furnished to Lender as follows:

		Days Due After Period End		Quality
Name	Frequency	Annual	Interim	Annual	Interim
Comstock Holding Company, Inc.*	Quarterly	150	45	CPA Audited	Internal
Comstock Sherbrooke, L.C.	Annual	150		Internal
Comstock Fairfax I, LC.	Annual	150		Internal
Comstock Homes of North Carolina, L.L.C.	Quarterly	150	45	CPA Reviewed	Internal
Comstock Service Corp., Inc. *	Quarterly	150	45	CPA Reviewed	Internal
Comstock Beckett’s Crossing	Annual	150		Internal
Comstock Haddon Hall	Annual	150		Internal
Comstock Wakefield, L.L.C.	Annual	150		Internal
Comstock Delta Ridge II, L.L.C.	Annual	150		Internal
Any future new project entities	Annual	150		Internal
Christopher Clemente	Annual	150		Internal
Gregory Benson	Annual	150		Internal

* Note:  The CPA Reviewed financial statement for Comstock Service Corp.  is defined as the consolidated financial statement of Comstock Service Corporation and Project Entities, to include a line item representing Comstock Service Corps, ownership interest and equity in earnings of affiliated entities  (Comstock North Carolina, LLC and any future affiliated entities).  This reviewed financial statement will be used to monitor covenant compliance.

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7.                                      Wescott Ridge Project. From and after the date hereof, the Projects as defined in the Loan Documents, shall include the acquisition of approximately one hundred seventy (170) condominium lots and the construction of up to one hundred thirty-three (133) market rate Units and thirty-seven (37) affordable dwelling Units (the “Affordable Dwelling Units”) on such lots in the subdivision known as the Courts of Wescott Ridge (the ‘Wescott Ridge Project”), which shall be subject to a condominium regime to be formed in the future, located in western Fairfax County, adjacent to the Fairfax County Government Center.

8.                                        Speculative Unit Limit. The maximum aggregate number of Speculative Units (including model Units) which may be constructed from the proceeds of the Loan at any time shall be as follows:

Project	Maximum Number of Speculative Units
Sherbrooke	8 Units
Wescott Ridge	14 Units (excluding Affordable Dwelling Units)

9.                                        Inventory Lot Limit.  The number of Inventory Lots that may be financed with Loan proceeds with respect to the following projects is as follows:

Project	Maximum Number of Inventory Lots
Sherbrooke	0 Lots
Wescott Ridge	39 Lots (excluding Affordable Dwelling Units)

10.                               Limitation on Amounts Advanced and/or Readvanced and the Terms Therefor.  Paragraph 2.2 of the Loan Agreement is hereby deleted and replaced with the following:

Each of the following shall constitute a limitation on the maximum principal amount to be advanced and/or readvanced under the Loan:

(a)                                  With respect to each Pre-Sold Unit, the Lender shall not fund under the Loan an amount in excess of eighty percent (80%) of the lesser of (i) the contract price for such Pre-Sold Unit or (ii) the Appraised Value for such Pre-Sold Unit including applicable appraised options. Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, the portion of any Loan advance which pertains to a Lot comprising a Pre-Sold Unit shall not exceed one hundred percent (100%) of the lesser of (i) the price paid for such Lot by Borrower, or (ii) the Appraised Value for such Lot.

Construction of any townhouse building may be commenced without meeting the Pre-Sold requirements so long as the Speculative Unit Limit set forth hereinabove is not exceeded. At Wescott Ridge, the first building may be started on a speculative basis, however, any buildings thereafter must comply with a fifty percent (50%) pre-sale requirement.

(b)                                  With respect to each Speculative Unit, the Lender shall not fund under the Loan an amount in excess of eighty percent (80%) of the lesser of (i) the Appraised Value for such Speculative Unit including applicable appraised options or (ii) the projected contract price for such Speculative Unit.  Notwithstanding anything

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contained in this Agreement or any other Loan Document to the contrary, the portion of any Loan advance which pertains to a Lot intended to be used for a Speculative Unit shall not exceed one hundred percent (100%) of the lesser of (i) the price paid for such Lot by Borrower, or (ii) the Appraised Value for such Lot.

(c)                                  With respect to each Affordable Dwelling Unit, the Lender shall not fund under the Loan an amount in excess of the lesser of (1) one hundred percent (100%) of the lesser of (a) the Appraised Value for such Affordable Dwelling Unit including applicable appraised options or (b) the projected contract price for such Affordable Dwelling Unit or (2) one hundred percent (100%) of the total costs for such Affordable Dwelling Unit including applicable options. Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, the portion of any Loan advance which pertains to a Lot intended to be used for a Affordable Dwelling Unit shall not exceed one hundred percent (100%) of the lesser of (i) the price paid for such Lot by Borrower, or (ii) the Appraised Value for such Lot, if applicable.

(d)                                  With respect to each Lot, the Lender shall not fund under the Loan an amount in excess of the lesser of seventy-five percent (75%) of (i) the purchase price for such Lot, or (ii) the Appraised Value for such Lot (which may be the discounted Appraised Value, if applicable). No funding shall permitted for partial townhouse building pads unless the entire building pad is encumbered by the Deed of Trust.

(e)                                  The outstanding principal balance of the Loan (together with all accrued and unpaid interest and all other amounts due under the Loan) attributable to each Unit and/or Inventory Lot shall be due and payable on the earlier of:

(i)                                    with respect to Pre-Sold Units, the earlier of (a) the date of settlement pursuant to any sale of any such Pre-Sold Unit to a third party purchaser, or (b) the date which is nine (9) months after the first advance attributable to such Pre-Sold Unit, unless extended pursuant to a Courtesy Extension (as hereinafter defined);

(ii)                                With respect to Speculative Units (excluding model units), the earlier of (a) the date which is twelve (12) months after the first advance attributable to such Speculative Unit, unless extended pursuant to a Courtesy Extension (as hereinafter defined) or (b) ninety (90) days after “Project Withdrawal” (hereinafter defined);

(iii)                            with respect to any Speculative Units that are considered to be model Units, the date which is the earlier of (a) ninety (90) days after Project Withdrawal, (b) the date of settlement pursuant to any sale of such Unit to a third party purchaser, or (c) the Maturity Date;

(iv)                               with respect to any Affordable Dwelling Units the earlier of (a) the date which is twelve (12) months after the first advance attributable to such Affordable Dwelling Units, unless extended pursuant to a Courtesy Extension (as hereinafter defined) or (b) the date of settlement pursuant to any sale of such Unit to a third party purchaser; and

(v)                                   with respect to any Inventory Lot, the date which is nine (9)

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months after the first advance attributable to such Inventory Lot, unless extended pursuant to a Courtesy Extension (as hereinafter defined).

Notwithstanding anything to the contrary set forth hereinabove (including Courtesy Extensions), at such time and in the event the first advance of Loan proceeds allocated for a Unit repays the principal amount outstanding with respect to an Inventory Lot, then the funds advanced for such Unit shall have a maturity date calculated from the date of the initial advance of Loan proceeds as a Pre-Sold Unit, a Speculative Unit or an Affordable Dwelling Unit, as applicable.

The term “Project Withdrawal” as used herein shall mean in the event Borrower withdraws its sales efforts at a particular Project by permanently abandoning the sales efforts (no longer marketing from sales trailer or model) and/or notifying the land seller of its intention not to comply with the take-down schedule for lot purchases, as determined by the Lender.

The term “Courtesy Extension” as used herein shall refer to Borrower’s request and Lender’s approval of the extension of any individual maturity date for one three (3) month period, with no additional fee owed by Borrower to Lender; such individual maturity date may be further extended for successive three (3) month periods at Borrower’s request and Lender’s approval, so long as Borrower pays to Lender prior to each three (3) month period a fee in the amount of one-fifth of one percent (0.20%) of the amount committed under the Loan for such Unit. Notwithstanding anything further to the contrary set forth hereinabove, the entire outstanding principal of the Loan (together with all accrued and unpaid interest and all other amounts due under the Loan), shall be due and payable in full on the Maturity Date.  In no event may any Courtesy Extension extend beyond the Maturity Date.

11.                               Financial Covenants.

(a)                                    Comstock Holding Company.  From and after the date hereof, it shall be an Event of Default under the Loan entitling Lender to pursue any or all of its remedies if (i) the ratio of Borrower’s Total Debt to Borrower’s Tangible Net Worth exceeds 7:1, and (ii) Borrower’s Tangible Net Worth is less than the sum of $1,200,000.00 from December 31, 2001 until June 30, 2002. Tangible Net Worth shall mean (i) the Partner’s Capital as shown on the Borrower’s financial statements approved by Lender less (ii) intangible assets as shown on such financial statements, if any.

(b)                                    Comstock Service.  From and after the date hereof, it shall be an Event of Default under the Loan entitling Lender to pursue any or all of its remedies if (i) the ratio of Comstock Service’s Total Debt to Comstock Service’s Tangible Net Worth exceeds 7:1, and (ii) Comstock Service’s Tangible Net Worth is less than the sum of $1,500,000.00 from December 31, 2001 through June 30, 2002.  Tangible Net Worth shall mean (i) the Shareholder’s Capital as shown on the Comstock Service’s financial statements approved by Lender less (ii) intangible assets as shown on such financial statements, if any.

12.                                Inspection Fee.  At the time of the first advance under the Loan for any Unit, Borrower shall pay to Lender a flat inspection fee in the amount of Fifty and No/100 Dollars ($50.00) per Unit to cover any internal inspection that may be performed by the Lender. Inspection

6

Fees incurred as a result of an inspection performed by a third party are the responsibility of the Borrower.

13.                                 Loan Fee.  Simultaneously with the execution of this Agreement, Borrower shall pay to Lender a loan fee in the amount of $11,242.00 for the calendar quarter July 1, 2001 through September 30, 2001. Borrower shall also pay to Lender a quarterly loan fee in an amount equal to one-fifth of one percent (0.20%) of the total amount committed under the Loan on the first day of each calendar quarter thereafter as an additional loan fee so long as there is any Loan Amount committed under the Loan on any such due date.

14.                                 Borrower’s Representations and Warranties.  The Borrower and Comstock Sherbrooke hereby jointly and severally reaffirm all of the representations and warranties set forth in the Loan Documents (as defined in the Loan Agreement, as amended hereby), and further jointly and severally represent and warrant that (a) the execution and delivery of this Agreement do not contravene, resulting in an breach of, or constitute a default under, any deed of trust, loan agreement, indenture or other contract or agreement to which the Borrower or Comstock Sherbrooke is a party or by which the Borrower, Comstock Sherbrooke or any of their respective properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which the Borrower, Comstock Sherbrooke or the Property is subject; (b) this Agreement constitutes the legal, valid and binding obligations of the Borrower and Comstock Sherbrooke enforceable in accordance with its terms; (c) the execution and delivery of, and performance under, this Agreement are within the Borrower’s and Comstack Sherbrooke’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of the Borrower’s or Comstock Sherbrooke’s charter, bylaws or other corporate organizational documents or of any indenture, agreement or undertaking to which the Borrower or Comstock Sherbrooke is a party or by which it is bound; (d) there exists no default under the Note or any other Loan Document; (e) there are no offsets, claims or defenses with respect to the Borrower’s or Guarantor’s obligations under any of the Loan Documents (the “Obligations”); and (f) the Borrower and Comstock Sherbrooke are each duly organized and legally existing under the laws of the Commonwealth of Virginia and is duly qualified to do business in the Commonwealth of Virginia.  The Borrower and Comstock Sherbrooke further jointly and severally represent and warrant that, except as disclosed in writing to the Lender, there is no suit, judicial or administrative action, claims, investigation, inquiry, proceeding or demand pending (or, to the Borrower’s or Comstock Sherbrooke’s knowledge threatened) against (i) the Borrower, or against any other person liable directly or indirectly for the Obligations, or (ii) which affects the Property or the Borrower’s or Comstock Sherbrooke’s title to the Property, or (iii) which affects the validity, enforceability or priority of any of the Loan Documents. The Borrower and Comstock Sherbrooke jointly and severally agree to indemnify and hold the Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, attorneys’ fees) incurred as a result of any representation or warranty made by the Borrower or Comstock Sherbrooke herein which proves to be untrue or inaccurate in any respect, and any such occurrence shall constitute a default under the Loan Documents.

15.                                Renewal; Lien Continuation; No Novation.  The Borrower hereby renews the Obligations and promises to pay and perform the Obligations as modified by this Agreement.  All liens evidenced by the Loan Documents (the “Liens”) are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

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16.                                 Expenses.  The Borrower promises to pay all costs and expenses and reimburse the Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default shall have occurred, in connection with this Agreement and all other Loan Documents, and all such amounts shall constitute a portion of the Obligations evidenced by the Note and secured by the Loan Documents.

17.                                 Miscellaneous.  To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect.  This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the Commonwealth of Virginia and United States federal law: and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement. Any terms not defined herein shall have the meanings set forth in the Loan Documents.

18.                                Additional Guarantors; Reaffirmation of Guaranty.  Comstock Service Corp., Inc. and Comstock Fairfax I, L.C., by their execution hereof, jointly and severally hereby join in and agree to be bound by all of the terms and conditions of the Guaranty as if each were an original Guarantor thereunder. Each Guarantor, by its signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with the Lender that, the Guaranty is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims or defenses of the Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty. Each Guarantor acknowledges that without this consent and reaffirmation, Lender would not execute this Agreement or otherwise consent to its terms.

19.                                Authorization of Trustees.  Lender, by its execution hereof, authorizes and instructs the Trustees to execute this instrument for the purposes set forth herein and expressly acknowledges that either Trustee may act and the execution by both Trustees shall not be required.

8

EXECUTED ON THE DATE OR DATES OF THE ACKNOWLEDGMENTS HEREOF, BUT EFFECTIVE AS OF THE DATE FIRST STATED IN THIS AGREEMENT.

BORROWER

ATTEST/WITNESS:		COMSTOCK HOLDING COMPANY, INC.,
a Virginia corporation

By:	/s/ KELLY L. WYCHE	By:	/s/ Christopher Clemente		(SEAL)
Print Name: KELLY L. WYCHE		Christopher Clemente
Print Title:		Chief Executive Officer

[CORPORATE SEAL]

COMSTOCK SHERBROOKE:

ATTEST/WITNESS:		COMSTOCK SHERBROOKE, LC.,
a Virginia limited liability company

		By:	Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ KELLY L. WYCHE		By:	/s/ Christopher Clemente	(SEAL)
Print Name: KELLY L. WYCHE				Christopher Clemente
Print Title:				Chief Executive Officer

[CORPORATE SEAL]

9

GUARANTORS
ATTEST/WITNESS:

/s/ Kelly L. Wyche		/s/ Christopher Clemente			(SEAL)
Print Name:		Christopher Clemente, individually

/s/ Kelly L. Wyche		/s/ Gregory Benson			(SEAL)
Print Name:		Gregory Benson, individually

ATTEST/WITNESS:		COMSTOCK SHERBROOKE, L.C.,
a Virginia limited liability company

			By:	Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente	(SEAL)
Print Name:				Christopher Clemente
Print Title:				Chief Executive Officer

[CORPORATE SEAL]

ATTEST/WITNESS:		COMSTOCK FAIRFAX I, L.C., a Virginia limited liability company

			By:	Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente	(SEAL)
Print Name:				Christopher Clemente
Print Title:				Chief Executive Officer

[CORPORATE SEAL]

ATTEST/WITNESS:		COMSTOCK SERVICE CORP., INC, a Virginia corporation

/s/ Kelly L. Wyche		By:	/s/ Gregory Benson	(SEAL)
Gregory Benson
President
[CORPORATE SEAL]

10

TRUSTEES
ATTEST/WITNESS:

/s/ John M. De Zinno	/s/ Linda P. Long	(SEAL)
Print Name:	JOHN M. DE ZINNO	Linda P. Long, Trustee

/s/ John M. De Zinno	/s/ Gregory L. Carter	(SEAL)
Print Name:	JOHN M. DE ZINNO	Gregory L. Carter, Trustee

LENDER

ATTEST/WITNESS:	BANK OF AMERICA, N.A.

By:	/s/ John M. De Zinno	By:	/s/ Linda P. Long	(SEAL)
Print Name: JOHN M. DE ZINNO	Linda P. Long
Print Title: SENIOR VICE PRESIDENT	Vice President

[CORPORATE SEAL]

[acknowledgements on following pages]

11

PREPARED OUT OF STATE

TENTH LOAN MODIFICATION AND SPREADER AGREEMENT

THIS TENTH LOAN MODIFICATION AND SPREADER AGREEMENT (this “Agreement”) is made as of the 12 day of September, 2002, by and among (a) COMSTOCK HOLDING COMPANY, INC., a Virginia corporation and COMSTOCK FLYNN’S CROSSING, L.C., a Virginia limited liability company (collectively “Borrower”), (b) COMSTOCK RIVERSIDE, L.C. (“Comstock Riverside”), a Virginia limited liability company, COMSTOCK FAIRFAX I, L.C., (“Comstock Fairfax”) a Virginia limited liability company, COMSTOCK SERVICE CORP., INC., (“Comstock Service”), a Virginia corporation, CHRISTOPHER CLEMENTE and GREGORY BENSON, jointly and severally (collectively, the “Guarantor”), (c) LINDA P. LONG, a resident of Loudoun County, Virginia and GREGORY L. CARTER, a resident of Fairfax County, Virginia (collectively the “Trustees”), and (d) BANK OF AMERICA, N.A., a national banking association, successor in interest to NationsBank, N.A. (the “Lender”).

RECITALS:

WHEREAS, pursuant to the terms of that certain Loan Agreement (the “Original Loan Agreement”) dated as of December 17, 1997, by and among Lender, Borrower, and Comstock L’Ambiance (as modified, and as the same may be further modified, renewed, supplemented or restated, the “Loan Agreement”), Lender made a loan (the “Loan”) to Borrower in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as evidenced by that certain Revolving Deed of Trust Note dated December 17, 1997 made by Borrower payable to the order of the Lender in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00) (as amended, and as the same may be further amended, renewed, supplemented or restated, the “Note”); and

WHEREAS, pursuant to the terms of that certain Fifth Modification Agreement dated March 2000 and recorded among the land records of Prince William County at Deed Book 2874, page 842 and re-recorded at Deed Book 2932, page 680, the principal amount of the Loan was increased to Four Million Five Hundred Thousand and No/100 dollars ($4,500,000.00); and

WHEREAS, pursuant to that certain Eighth Modification Agreement dated March 2001 and recorded among the land records of Prince William County as Instrument No. 2001 03 07 0021469 the principal amount of the Loan was reduced to Three Million Three Hundred Thousand and No/100 Dollars ($3,300,000.00); and

WHEREAS, pursuant to that certain Ninth Modification Agreement dated August 31, 2001 and recorded among the land records of Prince William County as Instrument No. 200109130095284 the principal amount of the Loan was increased to the current amount of Seven Million Four Hundred Thousand and No/100 Dollars ($7,400,000.00); and

WHEREAS, the Borrower’s obligations under the Note and the Loan are jointly and severally guaranteed by that certain Guaranty Agreement dated as of December 17, 1997, by the Guarantor for the benefit of the Lender (the “Guaranty”); and

WHEREAS, the Loan is secured by that certain Credit Line Deed of Trust and Security Agreement dated as of December 17, 1997 and recorded in Deed Book 10211 at page 1879, among the Land Records of Fairfax County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Deed of Trust”) granting a security interest to the Trustees in certain land located in Fairfax County, Virginia, as more particularly described in Exhibit A attached thereto and that certain Supplemental Credit Line Deed of Trust and Security Agreement dated as of March 6, 2000 and recorded among the Land Records of Prince William County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Supplemental Deed of Trust”); and

WHEREAS, Lender and Borrower have mutually agreed to increase the principal amount of the Loan and the Note by Four Million Six Hundred Thousand and No/100 Dollars ($4,600,000.00) to the maximum aggregate amount of Twelve Million and No/100 Dollars ($12,000,000.00) which Borrower shall use for acquisition and construction of the Projects on the terms and conditions set forth herein; and

WHEREAS, the Loan currently matures on December 31, 2002 and Lender has agreed to extend the maturity date of the Loan; and

WHEREAS, Comstock Flynn’s Crossing, L.C. is purchasing the Future Project known as “Flynn’s Crossing” as particularly described in Exhibit A-1 attached hereto (the “Flynn’s Crossing Property”) and all of the obligations under the Loan, as modified hereby, shall be secured by the Deed of Trust as amended and spread hereby to encumber the Flynn’s Crossing Property.

NOW, THEREFORE, in consideration of the premises and of the sum of Ten Dollars ($10.00), the receipt and sufficiency of which are hereby acknowledged by all parties, the parties agree as follows:

1.                                       Recitals.  The recitals set forth above are a material part of this Agreement. Borrower and Guarantor each acknowledge and affirm the accuracy of the recitals set forth above.

2.                                       Definitions. All capitalized terms herein, unless otherwise defined, shall have the same meaning ascribed to such terms as in the Loan Documents.

3.                                       Loan Amount. The second sentence of Paragraph 1.1(r) of the Loan Agreement, as amended, is hereby deleted and replaced with the following:

During the term of the Loan, as set forth in the Note, the Borrower may borrow, repay and reborrow amounts under the Loan; provided, however, that the maximum amount available for disbursement at any time under the Loan shall equal (a) Twelve Million and No/100 Dollars ($12,000,000.00) minus (b) the total amount then advanced and outstanding under the Loan, provided however, that Lender shall not make the initial advance under the Loan with respect to any Inventory Lot or Unit for which funds have not previously been advanced under the Loan if the total amount budgeted under the Loan for all Inventory Lots and Units for which funds have been advanced under the Loan and not repaid in full equals or exceeds Seventeen Million and No/100 Dollars ($17,000,000.00).

4.                                       Maturity Date.  All of the Obligations, including (without limitation) all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts outstanding under the Note and the other Loan Documents, shall be due and payable in full on

2

December 31, 2003 (the “Maturity Date”). All references to the Maturity Date contained in the Loan Documents shall refer to the Maturity Date as defined in this Agreement. Notwithstanding the above, in the event the Lender does not agree in its sole and absolute discretion to extend the Maturity Date prior to June 30, 2003, the principal amount outstanding under the Loan on the Maturity Date with respect to any Pre-Sold Unit, Speculative Unit or Inventory Lot shall be due and payable on the earlier of (i) the date calculated in accordance with Paragraph 2.2(g) of the Loan Agreement as amended or (ii) the Maturity Date.

5.                                       Spread of Lien. Borrower hereby irrevocably grants, bargains, and conveys (and to the extent any of such property was previously conveyed to the Trustees pursuant to the Deed of Trust, regrants, rebargains and reconveys) to the Trustee and its respective successors in trust, and their assigns, with power of sale, and the lien of the Deed of Trust is spread to include the Additional Property as described in Exhibit A-1 attached hereto, to have and to hold the same, together with all and singular the rights, privileges, tenements, hereditaments and appurtenances thereto in any way incident or belonging unto the Trustee and to its successors and assigns forever, in and upon the same uses and trusts and with all the powers and duties as set forth in the Deed of Trust, with like force and effect. All terms, provisions, covenants, stipulations, conditions and agreements contained in the Deed of Trust are incorporated herein by this reference for all purposes.

All references in the Deed of Trust to the “Land” shall be deemed to include the Additional Property described in Exhibit A-1 attached hereto in addition to the real property described in Exhibit A attached hereto. The parties hereto agree that whenever the term “Land” is used in the Deed of Trust and the other Loan Documents, shall be deemed to include not only the real property described in Exhibit A, but also the real property described in Exhibit A-1.

6.                                       Financial Statements. From and after the date hereof, financial statements required to be furnished to Lender by the Borrower and Guarantor shall be furnished to Lender as follows:

		Days Due After Period End		Quality
Name	Frequency	Annual	Interim	Annual	Interim
Comstock Holding Company, Inc.	Quarterly	150	45	CPA Audited	Internal
Comstock Flynn’s Crossing, L.C.	Annual	150		Internal
Comstock Fairfax I, L.C.	Annual	150		Internal
Comstock Homes of North Carolina, L.L.C.	Quarterly	150	45	CPA Compiled	Internal
Comstock Service Corp., Inc. *	Quarterly	150	45	CPA Audited	Internal
Comstock Beckett’s Crossing	Annual	150		Internal
Comstock Haddon Hall	Annual	150		Internal
Comstock Wakefield, L.L.C.	Annual	150		Internal
Comstock Delta Ridge II, L.L.C.	Annual	150		Internal
Any future new project entities	Annual	150		Internal
Christopher Clemente	Annual	150		Internal
Gregory Benson	Annual	150		Internal

3

* Note: The CPA Audited Financial Statement for Comstock Service Corp., Inc. is defined as the consolidated financial statement of Comstock Service Corp., Inc. and its project entities, to include a line item representing Comstock Service Corp. Inc.’s ownership interest and equity and earnings in affiliated entities (Comstock Homes of North Carolina, L.L.C. and any future affiliated entities). This audited financial statement will be used to monitor covenant compliance.

7.                                        Flynn’s Crossing Project.  From and after the date hereof, the Projects as defined in the Loan Documents, shall include the acquisition of approximately 4.2965 acres of land currently approved for the construction of up to forty-eight (48) condominium units including forty-five (45) market rate units and three (3) affordable dwelling units (the “Affordable Dwelling Units”) on such lots in the subdivision known as the Flynn’s Crossing which shall be subject to a condominium regime to be formed in the future, located in Ashburn, Virginia, just off the Dulles Greenway at the intersection of Ashbum Village Boulevard and Shellhorn Road in Loudoun County.

8.                                        Speculative Unit Limit.  The maximum aggregate number of Speculative Units (including model Units) which may be constructed from the proceeds of the Loan at any time shall be as follows:

Project	Maximum Number of Speculative Units
Riverside Station	10 Units
Wescott Ridge	14 Units (excluding Affordable Dwelling Units)
Flynn’s Crossing	22 Units (excluding Affordable Dwelling Units)

9.              Inventory Lot Limit. The number of Inventory Lots that may be financed with Loan proceeds with respect to the following projects is as follows:

Project	Maximum Number of Inventory Lots
Riverside Station	9 Lots
Wescott Ridge	39 Lots (excluding Affordable Dwelling Units)
Flynn’s Crossing	45 Lots* (excluding Affordable Dwelling Units)

* Notwithstanding the foregoing, the Inventory Lot limit for the Flynn’s Crossing Project shall be decreased to not more than twenty-four (24) Inventory Lots upon commencement of construction as a condominium project.

10.                               Limitation on Amounts Advanced and/or Readvanced and the Terms Therefor.  The following shall be added as Paragraph 2.2(e)(vi) of the Loan Agreement.

(vi)          with respect to any Inventory Lot in the Flynn’s Crossing Project, the date which is twelve (12) months after the first advance attributable to such Inventory Lot, unless extended pursuant to a Courtesy Extension (as hereinafter defined).

4

11.                               Financial Covenants.

(a)                                  Comstock Holding Company.  From and after the date hereof, it shall be an Event of Default under the Loan entitling Lender to pursue any or all of its remedies if (i) the ratio of Borrower’s Total Debt to Borrower’s Tangible Net Worth exceeds 6:1, and (ii) Borrower’s Tangible Net Worth is less than the sum of $1,500,000.00 from December 31, 2002 until June 30, 2003. Tangible Net Worth shall mean (i) the Partner’s Capital as shown on the Borrower’s financial statements approved by Lender less (ii) intangible assets as shown on such financial statements, if any.

(b)                                  Comstock Service.  From and after the date hereof, it shall be an Event of Default under the Loan entitling Lender to pursue any or all of its remedies if (i) the ratio of Comstock Service’s Total Debt to Comstock Service’s Tangible Net Worth exceeds 7:1, and (ii) Comstock Service’s Tangible Net Worth is less than the sum of $1,500,000.00 from December 31, 2002 through June 30, 2003. Tangible Net Worth shall mean (i) the Shareholder’s Capital as shown on the Comstock Service’s financial statements approved by Lender less (ii) intangible assets as shown on such financial statements, if any. The requirements of this Section 11(b) are subject to the provisions of Section 6 contained in the “*Note” with respect to monitoring covenant compliance.

(c)                                  Comstock Homes of North Carolina, L.L.C.  From and after the date hereof, it shall be an Event of Default under the Loan entitling Lender to pursue any or all of its remedies if (i) the ratio of Comstock Homes of North Carolina, L.L.C. (“CNC”) Total Debt to CNC’s Tangible Net Worth exceeds 6:1, and (ii) CNC’s Tangible Net Worth is less than the sum of $1,500,000.00 from December 31, 2002 through June 30, 2003. Tangible Net Worth shall mean (i) the Shareholder’s Capital as shown on the Comstock Service’s financial statements approved by Lender less (ii) intangible assets as shown on such financial statements, if any.

12.                                  Inspection Fee.  At the time of the first advance under the Loan for any Unit, Borrower shall pay to Lender a flat inspection fee in the amount of One Hundred and No/100 Dollars ($100.00) per Unit to cover any internal inspection that may be performed by the Lender. Inspection Fees incurred as a result of an inspection performed by a third party are the responsibility of the Borrower.

13.                                  Loan Fee.  Simultaneously with the execution of this Agreement, Borrower shall pay to Lender a loan fee on the Loan increase from the date hereof through September 30, 2002 in the amount of $2,146.67. Borrower shall also pay to Lender a quarterly loan fee in an amount equal to one-fifth of one percent (0.20%) of the total amount committed under the Loan on the first day of each calendar quarter thereafter as an additional loan fee so long as there is any Loan Amount committed under the Loan on any such due date.

14.                               Borrower’s Representations and Warranties.  The Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service hereby jointly and severally reaffirm all of the representations and warranties set forth in the Loan Documents (as defined in the Loan Agreement, as amended hereby), and further jointly and severally represent and warrant that (a) the execution and delivery of this Agreement does not contravene, resulting in an breach of, or constitute a default under, any deed of trust, loan agreement, indenture or other contract or agreement to which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service is a party or by which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service or any of their respective properties may be bound (nor would such execution and delivery constitute such a default with the

5

passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service or the Property is subject; (b) this Agreement constitutes the legal, valid and binding obligations of the Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service enforceable in accordance with its terms; (c) the execution and delivery of, and performance under, this Agreement are within the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s and Comstock Service’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s or Comstock Service’s charter, bylaws or other corporate organizational documents or of any indenture, agreement or undertaking to which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service is a party or by which it is bound; (d) there exists no default under the Note or any other Loan Document; (e) there are no offsets, claims or defenses with respect to the Borrower’s or Guarantor’s obligations under any of the Loan Documents (the “Obligations”); and (f) the Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service are each duly organized and legally existing under the laws of the Commonwealth of Virginia and are duly qualified to do business in the Commonwealth of Virginia. The Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service further jointly and severally represent and warrant that, except as disclosed in writing to the Lender, there is no suit, judicial or administrative action, claims, investigation, inquiry, proceeding or demand pending (or, to the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s and Comstock Service’s knowledge threatened) against (i) the Borrower, or against any other person liable directly or indirectly for the Obligations, or (ii) which affects the Property or the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s or Comstock Service’s title to the Property, or (iii) which affects the validity, enforceability or priority of any of the Loan Documents. The Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service jointly and severally agree to indemnify and hold the Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, attorneys’ fees) incurred as a result of any representation or warranty made by the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service herein which proves to be untrue or inaccurate in any respect, and any such occurrence shall constitute a default under the Loan Documents.

15.                             Renewal; Lien Continuation; No Novation.  The Borrower hereby renews the Obligations and promises to pay and perform the Obligations as modified by this Agreement. All liens evidenced by the Loan Documents (the “Liens”) are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

16.                             Expenses.  The Borrower promises to pay all costs and expenses and reimburse the Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default shall have occurred, in connection with this Agreement and all other Loan Documents, and all such amounts shall constitute a portion of the Obligations evidenced by the Note and secured by the Loan Documents.

17.                             Miscellaneous.  To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the Commonwealth of Virginia and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall

6

constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement. Any terms not defined herein shall have the meanings set forth in the Loan Documents.

18.                              Additional Guarantors; Reaffirmation of Guaranty.  Each Guarantor, by its signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with the Lender that, the Guaranty is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims or defenses of the Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects.  Each Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty. Each Guarantor acknowledges that without this consent and reaffirmation, Lender would not execute this Agreement or otherwise consent to its terms.

19.                              Authorization of Trustees.  Lender, by its execution hereof, authorizes and instructs the Trustees to execute this instrument for the purposes set forth herein and expressly acknowledges that either Trustee may act and the execution by both Trustees shall not be required.

20.                              Release of Comstock Sherbrooke, L.C. Borrower and Lender acknowledge that the Project known as Comstock Sherbrooke has been fully completed and sold.  Accordingly, Lender hereby releases and forever discharges Comstock Sherbrooke, L.C. from the payment and performance of the Obligations as set forth in the Guaranty.

[Signatures on following pages]

7

EXECUTED ON THE DATE OR DATES OF THE ACKNOWLEDGMENTS HEREOF, BUT EFFECTIVE AS OF THE DATE FIRST STATED IN THIS AGREEMENT.

BORROWER:

ATTEST/WITNESS:		COMSTOCK HOLDING COMPANY, INC.,
a Virginia corporation

By:	/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente		(SEAL)
Print Name: KELLY L. WYCHE			Christopher Clemente
Print Title:			Chief Executive Officer

[CORPORATE SEAL]

ATTEST/WITNESS:		COMSTOCK FLYNN’S CROSSING L.C.,
a Virginia limited liability company

		By:	Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente	(SEAL)
Print Name: KELLY L. WYCHE				Christopher Clemente
Print Title:				Chief Executive Officer

[CORPORATE SEAL]

GUARANTORS:

ATTEST/WITNESS:		COMSTOCK RIVERSIDE, L.C., a Virginia limited liability company

		By:	Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente	(SEAL)
Print Name: KELLY L. WYCHE				Christopher Clemente
Print Title:				Chief Executive Officer

[CORPORATE SEAL]

8

ATTEST/WITNESS:	COMSTOCK FAIRFAX I, L.C., a Virginia limited liability company

By:	Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente	(SEAL)
Print Name: KELLY L. WYCHE	Christopher Clemente
Print Title:	Chief Executive Officer

[CORPORATE SEAL]

ATTEST/WITNESS:	COMSTOCK SERVICE CORP., INC, a Virginia corporation

/s/ Kelly L. Wyche	By:	/s/ Gregory Benson	(SEAL)
KELLY L. WYCHE	Gregory Benson
President
[CORPORATE SEAL]

ATTEST/WITNESS:

/s/ Kelly L. Wyche	/s/ Christopher Clemente	(SEAL)
Print Name: KELLY L. WYCHE	Christopher Clemente, individually

/s/ Kelly L. Wyche	/s/ Gregory Benson	(SEAL)
Print Name: KELLY L. WYCHE	Gregory Benson, individually

TRUSTEES:
ATTEST/WITNESS:

/s/ Lenra E. Lundofer	/s/ Linda P. Long	(SEAL)
Print Name:	9-16-02	Linda P. Long, Trustee
Lenra E. Lundofer

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(SEAL)
Print Name:		Gregory L. Carter, Trustee

LENDER:

ATTEST/WITNESS:		BANK OF AMERICA, N.A.

By:	/s/ Lenra E. Lundofer	By:	/s/ Linda P. Long	(SEAL)
Print Name:	Lenra E. Lundofer		Linda P. Long
Print Title:	Vice President		Vice President

[CORPORATE SEAL]

[Acknowledgements on following pages]

10

PREPARED OUT OF STATE

ELEVENTH LOAN MODIFICATION

THIS ELEVENTH LOAN MODIFICATION (this “Agreement”) is made as of the          day of May, 2003, by and among (a) COMSTOCK HOLDING COMPANY, INC., a Virginia corporation and COMSTOCK FLYNN’S CROSSING, L.C., a Virginia limited liability company (collectively “Borrower”), (b) COMSTOCK RIVERSIDE, L.C. (“Comstock Riverside”), a Virginia limited liability company, COMSTOCK FAIRFAX I, L.C., (“Comstock Fairfax”) a Virginia limited liability company, COMSTOCK SERVICE CORP., INC., (“Comstock Service”), a Virginia corporation, CHRISTOPHER CLEMENTE and GREGORY BENSON, jointly and severally (collectively, the “Guarantor”), (c) LINDA P. LONG, a resident of Loudoun County, Virginia and GREGORY L. CARTER, a resident of Fairfax County, Virginia (collectively the Trustees”), and (d) BANK OF AMERICA, N.A., a national banking association, successor in interest to NationsBank, N.A. (the “Lender”).

RECITALS:

WHEREAS, pursuant to the terms of that certain Loan Agreement (the “Original Loan Agreement”) dated as of December 17, 1997, by and among Lender, Borrower, and Comstock L’Ambiance (as modified, and as the same may be further modified, renewed, supplemented or restated, the “Loan Agreement”), Lender made a loan (the “Loan”) to Borrower in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as evidenced by that certain Revolving Deed of Trust Note dated December 17, 1997 made by Borrower payable to the order of the Lender in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00) (as amended, and as the same may be further amended, renewed, supplemented or restated, the “Note”); and

WHEREAS, pursuant to the terms of that certain Fifth Modification Agreement dated March 2000 and recorded among the land records of Prince William County at Deed Book 2874, page 842 and re-recorded at Deed Book 2932, page 680, the principal amount of the Loan was increased to Four Million Five Hundred Thousand and No/100 dollars ($4,500,000.00); and

WHEREAS, pursuant to that certain Eighth Modification Agreement dated March 2001 and recorded among the land records of Prince William County as Instrument No. 2001 03 07 0021469 the principal amount of the Loan was reduced to Three Million Three Hundred Thousand and No/100 Dollars ($3,300,000.00); and

WHEREAS, pursuant to that certain Ninth Modification Agreement dated August 31, 2001 and recorded among the land records of Prince William County as Instrument No. 200109130095284 the principal amount of the Loan was increased to Seven Million Four Hundred Thousand and No/100 Dollars ($7,400,000.00);

WHEREAS, pursuant to that certain Tenth Modification Agreement dated September 12, 2002 and recorded among the land records of (i) Prince William County as Instrument No. 200209250123106 and rerecorded as Instrument No. 200302130031301, (ii) Fairfax County in Deed Book 13415 at page 859, and rerecorded in Deed Book 14169 at page 1644, and (iii) Loudoun County in Deed Book 2268 at page 977, the principal amount of the Loan was increased to Twelve Million and No/100 Dollars ($12,000,000.00); and

WHEREAS, the Borrower’s obligations under the Note and the Loan are jointly and severally guaranteed by that certain Guaranty Agreement dated as of December 17, 1997, by the Guarantor for the benefit of the Lender (the “Guaranty”); and

WHEREAS, the Loan is secured by that certain Credit Line Deed of Trust and Security Agreement dated as of December 17, 1997 and recorded in Deed Book 10211 at page 1879, among the Land Records of Fairfax County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Deed of Trust”) granting a security interest to the Trustees in certain land located in Fairfax County, Virginia, as more particularly described in Exhibit A attached thereto and that certain Supplemental Credit Line Deed of Trust and Security Agreement dated as of March 6, 2000 and recorded among the Land Records of Prince William County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Supplemental Deed of Trust”); and

WHEREAS, Lender and Borrower have mutually agreed to increase the principal amount of the Loan and the Note by Three Million and No/100 Dollars ($3,000,000.00) to the maximum aggregate amount of Fifteen Million and No/100 Dollars ($15,000,000.00) which Borrower shall use for acquisition and construction of the Projects on the terms and conditions set forth herein; and

WHEREAS, the Loan currently matures on December 31, 2003; and

NOW, THEREFORE, in consideration of the premises and of the sum of Ten Dollars ($10.00), the receipt and sufficiency of which are hereby acknowledged by all parties, the parties agree as follows:

1.                                      Recitals.  The recitals set forth above are a material part of this Agreement. Borrower and Guarantor each acknowledge and affirm the accuracy of the recitals set forth above.

2.                                      Definitions.  All capitalized terms herein, unless otherwise defined, shall have the same meaning ascribed to such terms as in the Loan Documents.

3.                                      Loan Amount.  The second sentence of Paragraph 1.1(r) of the Loan Agreement, as amended, is hereby deleted and replaced with the following:

During the term of the Loan, as set forth in the Note, the Borrower may borrow, repay and reborrow amounts under the Loan; provided, however, that the maximum amount available for disbursement at any time under the Loan shall equal (a) Fifteen Million and No/100 Dollars ($15,000,000.00) minus (b) the total amount then advanced and outstanding under the Loan, provided however, that Lender shall not make the initial advance under the Loan with respect to any Inventory Lot or Unit for which funds have not previously been advanced under the Loan if the total amount budgeted under the Loan for all Inventory Lots and Units for which funds have been advanced under the Loan and not repaid in full equals or exceeds Twenty-Two Million and No/100 Dollars ($22,000,000.00).

4.                                      Loan Fee.  Simultaneously with the execution of this Agreement, Borrower shall pay to Lender a loan fee on the Loan increase from the date hereof through June 30, 2003 in the amount of $2,000.00. Borrower shall also pay to Lender a quarterly loan fee in an amount equal to one-fifth of one percent (0.20%) of the total amount committed under the Loan on the first day of

2

each calendar quarter thereafter as an additional loan fee so long as there is any Loan Amount committed under the Loan on any such due date.

5.                                      Borrower’s Representations and Warranties.  The Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service hereby jointly and severally reaffirm all of the representations and warranties set forth in the Loan Documents (as defined in the Loan Agreement, as amended hereby), and further jointly and severally represent and warrant that (a) the execution and delivery of this Agreement does not contravene, resulting in an breach of, or constitute a default under, any deed of trust, loan agreement, indenture or other contract or agreement to which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service is a party or by which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service or any of their respective properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service or the Property is subject; (b) this Agreement constitutes the legal, valid and binding obligations of the Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service enforceable in accordance with its terms; (c) the execution and delivery of, and performance under, this Agreement are within the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s and Comstock Service’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s or Comstock Service’s charter, bylaws or other corporate organizational documents or of any indenture, agreement or undertaking to which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service is a party or by which it is bound; (d) there exists no default under the Note or any other Loan Document; (e) there are no offsets, claims or defenses with respect to the Borrower’s or Guarantor’s obligations under any of the Loan Documents (the “Obligations”); and (f) the Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service are each duly organized and legally existing under the laws of the Commonwealth of Virginia and are duly qualified to do business in the Commonwealth of Virginia. The Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service further jointly and severally represent and warrant that, except as disclosed in writing to the Lender, there is no suit, judicial or administrative action, claims, investigation, inquiry, proceeding or demand pending (or, to the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s and Comstock Service’s knowledge threatened) against (i) the Borrower, or against any other person liable directly or indirectly for the Obligations, or (ii) which affects the Property or the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s or Comstock Service’s title to the Property, or (iii) which affects the validity, enforceability or priority of any of the Loan Documents. The Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service jointly and severally agree to indemnify and hold the Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, attorneys’ fees) incurred as a result of any representation or warranty made by the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service herein which proves to be untrue or inaccurate in any respect, and any such occurrence shall constitute a default under the Loan Documents.

6.                                      Renewal; Lien Continuation; No Novation.  The Borrower hereby renews the Obligations and promises to pay and perform the Obligations as modified by this Agreement. All liens evidenced by the Loan Documents (the “Liens”) are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

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7.                                      Expenses.  The Borrower promises to pay all costs and expenses and reimburse the Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default shall have occurred, in connection with this Agreement and all other Loan Documents, and all such amounts shall constitute a portion of the Obligations evidenced by the Note and secured by the Loan Documents.

8.                                       Miscellaneous.  To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the Commonwealth of Virginia and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement. Any terms not defined herein shall have the meanings set forth in the Loan Documents.

9.                                      Additional Guarantors; Reaffirmation of Guaranty.  Each Guarantor, by its signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with the Lender that, the Guaranty is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims or defenses of the Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects.  Each Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty. Each Guarantor acknowledges that without this consent and reaffirmation, Lender would not execute this Agreement or otherwise consent to its terms.

10.                              Authorization of Trustees.  Lender, by its execution hereof, authorizes and instructs the Trustees to execute this instrument for the purposes set forth herein and expressly acknowledges that either Trustee may act and the execution by both Trustees shall not be required.

[Signatures on following pages]

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EXECUTED ON THE DATE OR DATES OF THE ACKNOWLEDGMENTS HEREOF, BUT EFFECTIVE AS OF THE DATE FIRST STATED IN THIS AGREEMENT.

BORROWER:

ATTEST/WITNESS:		COMSTOCK HOLDING COMPANY, INC.,
a Virginia corporation

By:	/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente		(SEAL)
Print Name: Kelly L. Wyche		Christopher Clemente
Print Title:		Chief Executive Officer

[CORPORATE SEAL]

ATTEST/WITNESS:		COMSTOCK FLYNN’S CROSSING, L.C.,
a Virginia limited liability company

		By:	Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente	(SEAL)
Print Name: Kelly L. Wyche				Christopher Clemente
Print Title:				Chief Executive Officer

[CORPORATE SEAL]

GUARANTORS:

ATTEST/WITNESS:		COMSTOCK RIVERSIDE, L.C.,
a Virginia limited liability company

		By:			Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche	By:		/s/ Christopher Clemente	(SEAL)
Print Name: Kelly L. Wyche				Christopher Clemente
Print Title:				Chief Executive Officer

[CORPORATE SEAL]

5

ATTEST/WITNESS:		COMSTOCK FAIRFAX I, L.C.,
a Virginia limited liability company

		By:	Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente	(SEAL)
Print Name: Kelly L. Wyche				Christopher Clemente
Print Title:				Chief Executive Officer

[CORPORATE SEAL]

ATTEST/WITNESS:		COMSTOCK SERVICE CORP., INC,
a Virginia corporation

/s/ Christopher Clemente		By:	/s/ Gregory Benson		(SEAL)
Assistant Secretary			Gregory Benson
President
[CORPORATE SEAL]

ATTEST/WITNESS:

/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente		(SEAL)
Print Name: Kelly L. Wyche			Christopher Clemente, individually

/s/ Kelly Wyohe		By:	/s/ Christopher Clemente		(SEAL)
Print Name: Kelly L. Wyche			Gregory Benson, individually

6

TRUSTEES:
ATTEST/WITNESS:

(SEAL)
Print Name:	Linda P. Long, Trustee

(SEAL)
Print Name:	Gregory L. Carter, Trustee

LENDER:

ATTEST/WITNESS:	BANK OF AMERICA, N.A.

By:	By:	(SEAL)
Print Name:	Linda P. Long
Print Title:	Vice President

[CORPORATE SEAL]

[Acknowledgements on following pages]

[GRAPHIC]

7

PREPARED OUT OF STATE

TWELFTH LOAN MODIFICATION

THIS TWELFTH LOAN MODIFICATION (this “Agreement”) is made as of the 17th day of June, 2003, by and among (a) COMSTOCK HOLDING COMPANY, INC. (“Comstock Holding”), a Virginia corporation and COMSTOCK FLYNN’S CROSSING, L.C. (“Comstock Flynn’s Crossing”), a Virginia limited liability company (collectively Comstock Holding and Comstock Flynn’s Crossing shall be referred to herein as “Borrower”), (b) COMSTOCK RIVERSIDE, L.C. (“Comstock Riverside”), a Virginia limited liability company, COMSTOCK FAIRFAX I, L.C., (“ Comstock Fairfax”) a Virginia limited liability company, COMSTOCK SERVICE CORP., INC., (“Comstock Service”), a Virginia corporation, CHRISTOPHER CLEMENTE and GREGORY BENSON, jointly and severally (collectively, the “Guarantor”), (c) LINDA P. LONG, a resident of Loudoun County, Virginia and GREGORY L. CARTER, a resident of Fairfax County, Virginia (collectively the “Trustees”), and (d) BANK OF AMERICA, N.A., a national banking association, successor in interest to NationsBank, N.A. (the “Lender”).

RECITALS:

WHEREAS, pursuant to the terms of that certain Loan Agreement (the “Original Loan Agreement”) dated as of December 17, 1997, by and among Lender, Borrower, and Comstock L’Ambiance (as modified, and as the same may be further modified, renewed, supplemented or restated, the “Loan Agreement”), Lender made a loan (the “Loan”) to Borrower in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as evidenced by that certain Revolving Deed of Trust Note dated December 17, 1997 made by Borrower payable to the order of the Lender in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00) (as amended, and as the same may be further amended, renewed, supplemented or restated, the “Note”); and

WHEREAS, pursuant to the terms of that certain Fifth Modification Agreement dated March 2000 and recorded among the land records of Prince William County at Deed Book 2874, page 842 and re-recorded at Deed Book 2932, page 680, the principal amount of the Loan was increased to Four Million Five Hundred Thousand and No/100 dollars ($4,500,000.00); and

WHEREAS, pursuant to that certain Eighth Modification Agreement dated March 2001 and recorded among the land records of Prince William County as Instrument No. 2001 03 07 0021469 the principal amount of the Loan was reduced to Three Million Three Hundred Thousand and No/100 Dollars ($3,300,000.00); and

WHEREAS, pursuant to that certain Ninth Modification Agreement dated August 31, 2001 and recorded among the land records of Prince William County as Instrument No. 200109130095284 the principal amount of the Loan was increased to Seven Million Four Hundred Thousand and No/100 Dollars ($7,400,000.00); and

WHEREAS, pursuant to that certain Tenth Modification Agreement dated September 12, 2002 and recorded among the land records of (i) Prince William County as Instrument No. 200209250123106 and rerecorded as Instrument No. 200302130031301, (ii) Fairfax County in Deed Book 13415 at page 859, and rerecorded in Deed Book 14169 at page 1644, and (iii) Loudoun

County in Deed Book 2268 at page 977, the principal amount of the Loan was increased to Twelve Million and No/100 Dollars ($12,000,000.00);

WHEREAS, pursuant to that certain Eleventh Modification Agreement dated May 28, 2003 and recorded among the land records of (i) Prince William County as Instrument No. 200306020096563 on June 2, 2003 and, (ii) Fairfax County in Deed Book 14539 at page 236 on June 3, 2003, and (iii) Loudoun County as Instrument No. 20030603-0066383 on June 3, 2003, the principal amount of the Loan was increased to Fifteen Million and No/100 Dollars ($15,000,000.00); and

WHEREAS, the Borrower’s obligations under the Note and the Loan are jointly and severally guaranteed by that certain Guaranty Agreement dated as of December 17, 1997, by the Guarantor for the benefit of the Lender (the “Guaranty”); and

WHEREAS, the Loan is secured by that certain Credit Line Deed of Trust and Security Agreement dated as of December 17, 1997 and recorded in Deed Book 10211 at page 1879, among the Land Records of Fairfax County, Virginia (as amended, and as the same may be further amended or supplemented from time to time, the “Deed of Trust”) granting a security interest to the Trustees in certain land located in Fairfax County, Virginia, as more particularly described in Exhibit A attached thereto and that certain Supplemental Credit Line Deed of Trust and Security Agreement dated as of March 6, 2000 and recorded among the Land Records of Prince William County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Supplemental Deed of Trust”); and

WHEREAS, Borrower and Lender desire to modify the financial covenants of the Borrower and the Guarantors.

NOW, THEREFORE, in consideration of the premises and of the sum of Ten Dollars ($10.00), the receipt and sufficiency of which are hereby acknowledged by all parties, the parties agree as follows:

1.                                      Recitals.   The recitals set forth above are a material part of this Agreement. Borrower and Guarantor each acknowledge and affirm the accuracy of the recitals set forth above.

2.                                      Definitions. All capitalized terms herein, unless otherwise defined, shall have the same meaning ascribed to such terms as in the Loan Documents.

3.                                      Financial Covenants. Paragraph 11 of the Ninth Loan Modification Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

11.                               Financial Covenants.

(a)                                  From and after the date hereof it shall be an Event of Default under the Loan entitling Lender to pursue any or all remedies if (i) the ratio of Comstock Holding’s Minimum Tangible Net Worth to Comstock Holding’s Maximum Leverage Ratio exceeds 6:1; (ii) the ratio of Comstock Service’s Minimum Tangible Net Worth to Comstock Service’s Maximum Leverage Ratio exceeds 7:1; (iii) each of Comstock Holding’s Minimum Tangible Net Worth and Comstock Service’s Minimum Tangible Net Worth individually is less than the sum of $1,500,000.00 from December 31, 2002 through June 30, 2003. No later than the last day of each April, July, October and January during the term of the Loan, Borrower shall deliver to

2

Lender internally prepared financial statements in form and substance reasonably satisfactory to Lender evidencing that the financial covenants are satisfied as of the last day of the immediately preceding month. The calculations set forth hereinabove were consistently applied in all prior periods relative to the financial covenants then in effect. All terms not otherwise defined in subsections (b) and (c) hereinbelow are given the meanings ascribed to them in accordance with Generally Accepted Accounting Principals (“GAAP”).

(b)                                 “Minimum Tangible Net Worth” for Comstock Holding and Comstock Service shall be determined in accordance with the following formula: “Net Worth” less (i) “Intangible Assets,” less (ii) “Due from Related,” plus (iii) “Due to Related” multiplied by the percentage subordinated to the Lender and any other institutional lender, plus (iv) “Subordinated Debt” multiplied by the percentage subordinated to the Lender and any other institutional lender all as shown on the financial statements submitted by Comstock Holding and Comstock Service.

(c)                                  “Maximum Leverage Ratio” for Comstock Holding and Comstock Service shall be the ratio of “Total Adjusted Liabilities” to “Adjusted Net Worth” as determined in accordance with the following formula: (A) “Total Adjusted Liabilities” shall mean Total Liabilities” less (i) “Due to Related” and less (ii) “Subordinated Debt,” and (B) “Adjusted Net Worth” shall mean “Net Worth” less (i) “Intangible Assets,” less (ii) “Due From Related,” plus (iii) “Due to Related” multiplied by the percentage subordinated to the Lender and any other institutional lender, plus (iv) “Subordinated Debt” multiplied by the percentage subordinated to the Lender and any other institutional lender, plus (v) the “Minority Interest” multiplied by the percentage subordinated to the Lender and any other institutional lender all as shown on the financial statements submitted by Comstock Holding and Comstock Service.

4.                                      Borrower’s Representations and Warranties.  The Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service hereby jointly and severally reaffirm all of the representations and warranties set forth in the Loan Documents (as defined in the Loan Agreement, as amended hereby), and further jointly and severally represent and warrant that (a) the execution and delivery of this Agreement does not contravene, resulting in an breach of, or constitute a default under, any deed of trust, loan agreement, indenture or other contract or agreement to which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service is a party or by which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service or any of their respective properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which the Borrower,, Comstock Riverside, Comstock Fairfax or Comstock Service or the Property is subject; (b) this Agreement constitutes the legal, valid and binding obligations of the Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service enforceable in accordance with its terms; (c) the execution and delivery of, and performance under, this Agreement are within the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s and Comstock Service’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s or Comstock Service’s charter, bylaws or other corporate organizational documents or of any indenture, agreement or undertaking to which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service is a party or by which it is bound; (d) there exists no default under the Note or any other Loan Document; (e) there are no offsets, claims or defenses with respect to the Borrower’s or Guarantor’s obligations under any of the Loan

3

Documents (the “Obligations”); and (f) the Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service are each duly organized and legally existing under the laws of the Commonwealth of Virginia and are duly qualified to do business in the Commonwealth of Virginia. The Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service further jointly and severally represent and warrant that, except as disclosed in writing to the Lender, there is no suit, judicial or administrative action, claims, investigation, inquiry, proceeding or demand pending (or, to the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s and Comstock Service’s knowledge threatened) against (i) the Borrower, or against any other person liable directly or indirectly for the Obligations, or (ii) which affects the Property or the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s or Comstock Service’s title to the Property, or (iii) which affects the validity, enforceability or priority of any of the Loan Documents. The Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service jointly and severally agree to indemnify and hold the Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, attorneys’ fees) incurred as a result of any representation or warranty made by the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service herein which proves to be untrue or inaccurate in any respect, and any such occurrence shall constitute a default under the Loan Documents.

5.                                     Renewal; Lien Continuation; No Novation.  The Borrower hereby renews the Obligations and promises to pay and perform the Obligations as modified by this Agreement. All liens evidenced by the Loan Documents (the “Liens”) are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

6.                                     Expenses.  The Borrower promises to pay all costs and expenses and reimburse the Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default shall have occurred, in connection with this Agreement and all other Loan Documents, and all such amounts shall constitute a portion of the Obligations evidenced by the Note and secured by the Loan Documents.

7.                                     Miscellaneous.  To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the Commonwealth of Virginia and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement. Any terms not defined herein shall have the meanings set forth in the Loan Documents.

8.                                      Reaffirmation of Guaranty. Each Guarantor, by its signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with the Lender that, the Guaranty is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims or defenses of the Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor hereby reaffirms all of the representations and warranties set forth in

4

the Guaranty. Each Guarantor acknowledges that without this consent and reaffirmation, Lender would not execute this Agreement or otherwise consent to its terms.

9.                                     Authorization of Trustees.  Lender, by its execution hereof, authorizes and instructs the Trustees to execute this instrument for the purposes set forth herein and expressly acknowledges that either Trustee may act and the execution by both Trustees shall not be required.

[Signatures on following pages]

5

EXECUTED ON THE DATE OR DATES OF THE ACKNOWLEDGMENTS HEREOF, BUT EFFECTIVE AS OF THE DATE FIRST STATED IN THIS AGREEMENT.

BORROWER:

COMSTOCK HOLDING COMPANY, INC.,
ATTEST/WITNESS:		a Virginia corporation

By:	/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente	(SEAL)
Print Name: Kelly L. Wyche		Christopher Clemente
Print Title:		Chief Executive Officer

[CORPORATE SEAL]

ATTEST/WITNESS:		COMSTOCK FLYNN’S CROSSING, L.C.,
a Virginia limited liability company

		By:		Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente	(SEAL)
Print Name: Kelly L. Wyche			Christopher Clemente
Print Title:			Chief Executive Officer

[CORPORATE SEAL]

GUARANTORS:

ATTEST/WITNESS:		COMSTOCK RIVERSIDE, L.C.,
a Virginia limited liability company

		By:		Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente	(SEAL)
Print Name: Kelly L. Wyche			Christopher Clemente
Print Title:			Chief Executive Officer

[CORPORATE SEAL]

6

ATTEST/WITNESS:		COMSTOCK FAIRFAX I, L.C.,
a Virginia limited liability company

		By:	Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente	(SEAL)
Print Name: Kelly L. Wyche				Christopher Clemente
Print Title:				Chief Executive Officer

[CORPORATE SEAL]

ATTEST/WITNESS:		COMSTOCK SERVICE CORP., INC,
a Virginia corporation

/s/ Christopher Clemente		By:	/s/ Gregory Benson		(SEAL)
Assistant Secretary			Gregory Benson
President
[CORPORATE SEAL]

ATTEST/WITNESS:

/s/ Kelly L. Wyche		/s/ Christopher Clemente			(SEAL)
Print Name: Kelly L. Wyche		Christopher Clemente, individually

/s/ Kelly L. Wyche		/s/ Gregory Benson			(SEAL)
Print Name: Kelly L. Wyche		Gregory Benson, individually

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TRUSTEES:
ATTEST/WITNESS:

/s/ Lenra E. Lundofer			/s/ Linda P. Long	(SEAL)
Print Name:	Lenra E. Lundofer		Linda P. Long, Trustee

/s/ Lenra E. Lundofer			/s/ Gregory L. Carter	(SEAL)
Print Name:	Lenra E. Lundofer		Gregory L. Carter, Trustee

LENDER:

ATTEST/WITNESS:			BANK OF AMERICA, N.A.

By:	/s/ Lenra E. Lundofer	By:	/s/ Linda P. Long	(SEAL)
Print Name:	Lenra E. Lundofer		Linda P. Long
Print Title:	Vice President		Vice President

[CORPORATE SEAL]

[Acknowledgements on following pages]

8

PREPARED OUT OF STATE

THIRTEENTH LOAN MODIFICATION

THIS THIRTEENTH LOAN MODIFICATION (this “Agreement”) is made as of the 23rd day of December, 2003, by and among (a) COMSTOCK HOLDING COMPANY, INC., a Virginia corporation and COMSTOCK FLYNN’S CROSSING, L.C., a Virginia limited liability company (collectively “Borrower”), (b) COMSTOCK RIVERSIDE, L.C. (“Comstock Riverside”), a Virginia limited liability company, COMSTOCK FAIRFAX I, L.C., (“Comstock Fairfax”) a Virginia limited liability company, COMSTOCK SERVICE CORP., INC., (“Comstock Service”‘), a Virginia corporation, CHRISTOPHER CLEMENTE and GREGORY BENSON, jointly and severally (collectively, the “Guarantor”), (c) LINDA P. LONG, a resident of Loudoun County, Virginia and GREGORY L. CARTER, a resident of Fairfax County, Virginia (collectively the “Trustees”), and (d) BANK OF AMERICA, N.A., a national banking association, successor in interest to NationsBank, N.A. (the “Lender”).

RECITALS:

WHEREAS, pursuant to the terms of that certain Loan Agreement dated as of December 17, 1997, by and among Lender, Borrower, and Comstock L’Ambiance (as modified, and as the same may be further modified, renewed, supplemented or restated, the “Loan Agreement”), Lender made a loan (the “Loan”) to Borrower in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), as evidenced by that certain Revolving Deed of Trust Note dated December 17, 1997 made by Borrower payable to the order of the Lender in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00) (as amended, and as the same may be further amended, renewed, supplemented or restated, the “Note”); and

WHEREAS, pursuant to the terms of that certain Fifth Modification Agreement dated March 2000 and recorded among the land records of Prince William County at Deed Book 2874, page 842 and re-recorded at Deed Book 2932, page 680, the principal amount of the Loan was increased to Four Million Five Hundred Thousand and No/100 dollars ($4,500,000.00); and

WHEREAS, pursuant to that certain Eighth Modification Agreement dated March 2001 and recorded among the land records of Prince William County as Instrument No. 2001 03 07 0021469 the principal amount of the Loan was reduced to Three Million Three Hundred Thousand and No/100 Dollars ($3,300,000.00); and

WHEREAS, pursuant to that certain Ninth Modification Agreement dated August 31, 2001 and recorded among the land records of Prince William County as Instrument No. 200109130095284 the principal amount of the Loan was increased to Seven Million Four Hundred Thousand and No/100 Dollars ($7,400,000.00); and

WHEREAS, pursuant to that certain Tenth Modification Agreement dated September 12, 2002 and recorded among the land records of (i) Prince William County as Instrument No. 200209250123106 and rerecorded as Instrument No. 200302130031301, (ii) Fairfax County in Deed Book 13415 at page 859, and rerecorded in Deed Book 14169 at page 1644, and (iii) Loudoun County in Deed Book 2268 at page 977, the principal amount of the Loan was increased to Twelve Million and No/100 Dollars ($12,000,000.00);

WHEREAS, pursuant to that certain Eleventh Modification Agreement dated May 28, 2003 and recorded among the land records of (i) Prince William County as Instrument No. 200306020096563 on June 2, 2003 and, (ii) Fairfax County in Deed Book 14539 at page 236 on June 3, 2003, and (iii) Loudoun County as Instrument No. 20030603-0066383 on June 3, 2003, the principal amount of the Loan was increased to Fifteen Million and No/100 Dollars ($15,000,000.00); and

WHEREAS, the Borrower’s obligations under the Note and the Loan are jointly and severally guaranteed by that certain Guaranty Agreement dated as of December 17, 1997, by the Guarantor for the benefit of the Lender (the “Guaranty”); and

WHEREAS, the Loan is secured by that certain Credit Line Deed of Trust and Security Agreement dated as of December 17, 1997 and recorded in Deed Book 10211 at page 1879, among the Land Records of Fairfax County, Virginia (as amended, and as the same may be further amended or supplemented from time to time, the “Deed of Trust”) granting a security interest to the Trustees in certain land located in Fairfax County, Virginia, as more particularly described in Exhibit A attached thereto and that certain Supplemental Credit Line Deed of Trust and Security Agreement dated as of March 6, 2000 and recorded among the Land Records of Prince William County, Virginia, as amended (as amended, and as the same may be further amended or supplemented from time to time, the “Supplemental Deed of Trust”); and

WHEREAS, Lender and Borrower have mutually agreed to increase the principal amount of the Loan and the Note by Two Million and No/100 Dollars ($2,000,000.00) which Borrower shall use for acquisition and construction of the Projects on the terms and conditions set forth herein; and

WHEREAS, the Loan currently matures on December 31, 2003 and lender has agreed to extend the maturity date of the Loan.

NOW, THEREFORE, in consideration of the premises and of the sum of Ten Dollars ($10.00), the receipt and sufficiency of which are hereby acknowledged by all parties, the parties agree as follows:

1.                                       Recitals.  The recitals set forth above are a material part of this Agreement.  Borrower and Guarantor each acknowledge and affirm the accuracy of the recitals set forth above.

2.                                      Definitions.  All capitalized terms herein, unless otherwise defined, shall have the same meaning ascribed to such terms as in the Loan Documents and the Flynn’s Crossing Loan Documents (hereinafter defined).

3.                                      Loan Amount.  The second sentence of Paragraph 1.1(r) of the Loan Agreement, as amended, is hereby deleted and replaced with the following:

During the term of the Loan, as set forth in the Note, the Borrower may borrow, repay and reborrow amounts under the Loan; provided, however, that the maximum amount available for disbursement at any time under the Loan shall equal (a) Seventeen Million and No/100 Dollars ($17,000,000.00) minus (b) the total amount then advanced and outstanding under the Loan, provided however, that Lender shall not make the initial advance under the Loan with respect to any Inventory Lot or Unit for which funds have not previously been advanced under the Loan if the total amount budgeted under the Loan for all Inventory Lots and Units for which funds

2

have been advanced under the Loan and not repaid in full equals or exceeds Twenty-Seven Million and No/100 Dollars ($27,000,000.00).

4.                                        Maturity Date.  All of the Obligations, including (without limitation) all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts outstanding under the Note and the other Loan Documents, shall be due and payable in full on December 31, 2004 (the “Maturity Date”). All references to the Maturity Date contained in the Loan Documents shall refer to the Maturity Date as defined in this Agreement.  Notwithstanding the above, in the event the Lender does not agree in its sole and absolute discretion to extend the Maturity Date prior to September 30, 2004, the principal amount outstanding under the Loan on the Maturity Date with respect to any Pre-Sold Unit, Speculative Unit or Inventory Lot shall be due and payable on the earlier of (i) the date calculated in accordance with Paragraph 2.2(g) of the Loan Agreement as amended or (ii) the Maturity Date.

5.                                      Financial Covenants.  Paragraph 11 of the Tenth Loan Modification Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

11.                               Financial Covenants.

(a)                                  From and after the date hereof it shall be an Event of Default under the Loan entitling Lender to pursue any or all remedies if the combined financial results per the financial statements of Comstock Holding Company, Inc. and Comstock Service Corp., adjusted for intercompany transactions, results in a Maximum Leverage Ratio in excess of 5:1; and a combined Minimum Tangible Net Worth less than the sum of $3,000,000.00 from December 31, 2003 through December 31, 2004. No later than the last day of each April, July, October and January during the term of the Loan, Borrower shall deliver to Lender internally prepared financial statements for each quarterly period and annual audited financial statements for the fiscal year-end of Comstock Holding Company, Inc. and Comstock Service Corp. along with a combining financial statement of Comstock Holding Company, Inc. and Comstock Service Corp., adjusted for intercompany items, in form and substance reasonably satisfactory to Lender evidencing that the financial covenants are satisfied for each quarterly and annual period. All terms not otherwise defined in subsections (b) and (c) hereinbelow are given the meanings ascribed to them in accordance with Generally Accepted Accounting Principals (“GAAP”).

(b)                                  “Minimum Tangible Net Worth” for Comstock Holding and Comstock Service shall be determined in accordance with the following formula: “Net Worth” less (i) “Intangible Assets,” less 00 “Due from Related,” plus (iii) “Due to Related” multiplied by the percentage subordinated to the Lender and any other institutional lender, plus (iv) “Subordinated Debt” multiplied by the percentage subordinated to the Lender and any other institutional lender all as shown on the financial statements submitted by Comstock Holding and Comstock Service.

(c)                                  “Maximum Leverage Ratio” for Comstock Holding and Comstock Service shall be the ratio of Total Adjusted Liabilities” to “Adjusted Net Worth” as determined in accordance with the following formula: (A) “Total Adjusted Liabilities” shall mean “Total Liabilities” less (i) “Due to Related” and less (ii) “Subordinated Debt,” and (B) “Adjusted Net Worth” shall mean “Net Worth” less (i) “Intangible Assets,” less (ii) “Due From Related,” plus (iii) “Due to Related” multiplied

3

by the percentage subordinated to the Lender and any other institutional lender, plus (iv) “Subordinated Debt” multiplied by the percentage subordinated to the Lender and any other institutional lender, plus (v) the “Minority Interest” multiplied by the percentage subordinated to the Lender and any other institutional lender all as shown on the financial statements submitted by Comstock Holding and Comstock Service.

6.                                      Speculative Unit Limit.  From and after the date hereof, the maximum aggregate number of Speculative Units (including model Units) which may be constructed from the proceeds of the Loan at any time shall be as follows:

Project	Maximum Number of Speculative Units
Wescott Ridge	28 Units (excluding Affordable Dwelling Units)
Riverside	2 Units
Flynn’s Crossing	10 Units (excluding Affordable Dwelling Units)

7.                                     Inventory Lot Limit.  From and after the date hereof, the number of Inventory Lots that may be financed with Loan proceeds with respect to the following projects is as follows:

Project	Maximum Number of Inventory Lots
Wescott Ridge	40 Lots
Riverside	0 Lots

8.                                     Financial Statements.  From and after the date hereof, financial statements required to be furnished to Lender by the Borrower and Guarantor shall be furnished to Lender as follows:

		Days Due After Period End		Quality
Name	Frequency	Annual	Interim	Annual	Interim
Comstock Holding Company, Inc.	Quarterly	150	45	CPA Audited	Internal
Comstock Homes of North Carolina, L.L.C.	Quarterly	150	45	CPA Compiled	Internal
Comstock Service Corp., Inc.	Quarterly	150	45	CPA Audited	Internal
Any project entity financed by Bank of America	Annual	150		Internal
Christopher Clemente	Annual	150		Internal
Gregory Benson	Annual	150		Internal

9.                                      Fees.  Borrower shall pay to Lender a quarterly loan fee in an amount equal to one-fifth of one percent (0.20%) of the total amount committed under the Loan on the first day of each calendar quarter thereafter as a loan fee so long as there is any Loan Amount committed under the Loan on any such due date.

10.                               Borrower’s Representations and Warranties.  The Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service hereby jointly and severally reaffirm all of the representations and warranties set forth in the Loan Documents (as defined in the Loan Agreement, as amended hereby), and further jointly and severally represent and warrant that (a) the execution and delivery of this Agreement does not contravene, resulting in an breach of, or constitute a default

4

under, any deed of trust, loan agreement, indenture or other contract or agreement to which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service is a party or by which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service or any of their respective properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service or the Property is subject; (b) this Agreement constitutes the legal, valid and binding obligations of the Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service enforceable in accordance with its terms; (c) the execution and delivery of, and performance under, this Agreement are within the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s and Comstock Service’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s or Comstock Service’s charter, bylaws or other corporate organizational documents or of any indenture, agreement or undertaking to which the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service is a party or by which it is bound; (d) there exists no default under the Note or any other Loan Document; (e) there are no offsets, claims or defenses with respect to the Borrowers or Guarantor’s obligations under any of the Loan Documents (the “Obligations”); and (f) the Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service are each duly organized and legally existing under the laws of the Commonwealth of Virginia and are duly qualified to do business in the Commonwealth of Virginia. The Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service further jointly and severally represent and warrant that, except as disclosed in writing to the Lender, there is no suit, judicial or administrative action, claims, investigation, inquiry, proceeding or demand pending (or, to the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s and Comstock Service’s knowledge threatened) against (i) the Borrower, or against any other person liable directly or indirectly for the Obligations, or (ii) which affects the Property or the Borrower’s, Comstock Riverside’s, Comstock Fairfax’s or Comstock Service’s title to the Property, or (iii) which affects the validity, enforceability or priority of any of the Loan Documents. The Borrower, Comstock Riverside, Comstock Fairfax and Comstock Service jointly and severally agree to indemnify and hold the Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, attorneys’ fees) incurred as a result of any representation or warranty made by the Borrower, Comstock Riverside, Comstock Fairfax or Comstock Service herein which proves to be untrue or inaccurate in any respect, and any such occurrence shall constitute a default under the Loan Documents.

11.                               Renewal; Lien Continuation; No Novation.  The Borrower hereby renews the Obligations and promises to pay and perform the Obligations as modified by this Agreement. All liens evidenced by the Loan Documents (the “Liens”) are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

12.                               Expenses.  The Borrower promises to pay all costs and expenses and reimburse the Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default shall have occurred, in connection with this Agreement and all other Loan Documents, and all such amounts shall constitute a portion of the Obligations evidenced by the Note and secured by the Loan Documents.

13.                               Miscellaneous.  To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the

5

parties hereto and their respective heirs, beneficiaries administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the Commonwealth of Virginia and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement.  Any terms not defined herein shall have the meanings set forth in the Loan Documents.

14.                               Reaffirmation of Guaranty.  Each Guarantor, by its signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with the Lender that, the Guaranty is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims or defenses of the Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty. Each Guarantor acknowledges that without this consent and reaffirmation, Lender would not execute this Agreement or otherwise consent to its terms.

15.                               Authorization of Trustees.  Lender, by its execution hereof, authorizes and instructs the Trustees to execute this instrument for the purposes set forth herein and expressly acknowledges that either Trustee may act and the execution by both Trustees shall not be required.

[Signatures on following pages]

6

EXECUTED ON THE DATE OR DATES OF THE ACKNOWLEDGMENTS HEREOF, BUT EFFECTIVE AS OF THE DATE FIRST STATED IN THIS AGREEMENT.

BORROWER:

COMSTOCK HOLDING COMPANY, INC.,
ATTEST/WITNESS:		a Virginia corporation

By:	/s/ Kelly L. Wyche	By:	/s/ Christopher Clemente		(SEAL)
Print Name:		Christopher Clemente
Print Title:		Chief Executive Officer

[CORPORATE SEAL]

ATTEST/WITNESS:		COMSTOCK FLYNN’S CROSSING, L.C.,
a Virginia limited liability company

		By:	Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente	(SEAL)
Print Name:				Christopher Clemente
Print Title:				Chief Executive Officer

[CORPORATE SEAL]

GUARANTORS:

ATTEST/WITNESS:		COMSTOCK RIVERSIDE, L.C.,
a Virginia limited liability company

		By:			Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche	By:		/s/ Christopher Clemente	(SEAL)
Print Name:				Christopher Clemente
Print Title:				Chief Executive Officer

[CORPORATE SEAL]

7

ATTEST/WITNESS:		COMSTOCK FAIRFAX I, L.C.,
a Virginia limited liability company

		By:	Comstock Holding Company, Inc.,
a Virginia corporation, Manager

By:	/s/ Kelly L. Wyche		By:	/s/ Christopher Clemente	(SEAL)
Print Name:				Christopher Clemente
Print Title:				Chief Executive Officer

[CORPORATE SEAL]

ATTEST/WITNESS:		COMSTOCK SERVICE CORP., INC,
a Virginia corporation

/s/ Kelly L. Wyche		By:	/s/ Gregory Benson		(SEAL)
Gregory Benson
President
[CORPORATE SEAL]

ATTEST/WITNESS:

/s/ Kelly L. Wyche		/s/ Christopher Clemente			(SEAL)
Print Name:		Christopher Clemente, individually

/s/ Kelly L. Wyche		/s/ Gregory Benson			(SEAL)
Print Name:		Gregory Benson, individually

8

TRUSTEES:
ATTEST/WITNESS:

/s/ Rebecca Greenspan		/s/ Linda P. Long		(SEAL)
Print Name:	Rebecca Greenspan	Linda P. Long, Trustee

(SEAL)
Print Name:		Gregory L. Carter, Trustee

LENDER:

ATTEST/WITNESS:		BANK OF AMERICA, N.A.

By:	/s/ Rebecca Greenspan	By:	/s/ Linda P. Long	(SEAL)
Print Name:	Rebecca Greenspan		Linda P. Long
Print Title:	Senior Vice President		Senior Vice President

[CORPORATE SEAL]

[Acknowledgements on following pages]

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